UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21922

RS Variable Products Trust

(Exact name of registrant as specified in charter)

388 Market Street San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

Terry R. Otton

c/o RS Investments

388 Market Street

San Francisco, CA 94111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-221-3253

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Large Cap Alpha VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LARGE CAP ALPHA VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Large Cap Alpha VIP Series Commentary

•	After a slow start during the first quarter, the equity markets regained ground through most of 2009 as investors sought to position themselves for a modest economic rally.

•

RS Large Cap Alpha VIP Series outperformed the Russell 1000® Value Index[3], as returns were aided by both positive stock selection and beneficial sector positioning. The Fund underperformed its broader benchmark, the S&P 500® Index[4], as value stocks generally underperformed growth stocks for the period.

•	Stock selection was especially beneficial in the energy sector, but proved somewhat detrimental in the materials, utilities, and consumer discretionary sectors.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Large Cap Alpha VIP Series returned 25.09% for the twelve-month period ended December 31, 2009, outperforming the 19.69% return offered by the benchmark Russell 1000® Value Index. The Fund failed to keep pace with its broader benchmark, the S&P 500® Index, which returned 26.46% for the year.

The Fund’s performance relative to the Russell 1000® Value Index was aided by a number of our investments in the energy sector. These included oil well equipment and services providers such as Schlumberger Ltd. We also benefited from our underweight exposure to the integrated oil companies, such as Exxon Mobile.

Stock selection also aided relative performance in the health care sector. One of the Fund’s strongest performing holdings in this area was drug maker Schering-Plough, which was acquired earlier in the year by rival Merck. We also benefited from our investment in AFLAC, a leading seller of supplemental health insurance.

A number of the Fund’s property and casualty (P&C) and multi-line insurance holdings, including AON, underperformed during the year, due, we believe, to their failure, contrary to our expectations, to take market share away from their financially challenged larger competitors.

Other detractors included companies that were hurt early in the year as a result of the perceived economic sensitivity of their business models. These included waste disposal services provider Republic Services, which disappointed investors by lowering its first quarter earnings guidance. We sold our investment in Republic Services to take advantage of the market correction to invest in opportunities that we considered attractively valued.

Outlook

We are pleased with the Fund’s results in 2009 given the macro, non-fundamentally driven market backdrop that persisted for much of the year. With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate. Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

3

RS LARGE CAP ALPHA VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS LARGE CAP ALPHA VIP SERIES

Characteristics

Total Net Assets: $881,398,468

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Pfizer, Inc.	3.87%
Agilent Technologies, Inc.	3.83%
Occidental Petroleum Corp.	3.68%
XTO Energy, Inc.	3.40%
Fidelity National Information Services, Inc.	3.27%
JPMorgan Chase & Co.	3.09%
Abbott Laboratories	2.99%
BHP Billiton Ltd., ADR	2.98%
Bank of America Corp.	2.90%
Covidien PLC	2.76%
Total	32.77%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.

2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

The Russell 1000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 1000® Value Index is more representative of the Fund’s investment universe.

5

RS LARGE CAP ALPHA VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Large Cap Alpha VIP Series	4/13/83	25.09%	0.47%	4.40%	-2.09%	10.47%
Russell 1000® Value Index[3]		19.69%	-8.96%	-0.25%	2.47%	11.14%
S&P 500® Index[4]		26.46%	-5.63%	0.42%	-0.95%	10.50%

Since inception performance for the indexes is measured from 3/31/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Large Cap Alpha VIP Series, the Russell 1000® Value Index, and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends. The Fund is changing its benchmark from the S&P 500® Index to the Russell 1000® Value Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 1000® Value Index is more representative of the Fund’s investment universe.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.56%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect for the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,210.40	$3.18	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.33	$2.91	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 96.6%
Asset Management & Custodian – 3.6%
Invesco Ltd.	605,197	$14,216,077
State Street Corp.	406,650	17,705,541

		31,921,618
Banks: Diversified – 4.7%
Bank of America Corp.	1,699,000	25,586,940
KeyCorp	2,840,900	15,766,995

		41,353,935
Building Materials – 2.1%
Martin Marietta Materials, Inc.	204,568	18,290,425

		18,290,425
Cable Television Services – 2.5%
Liberty Global, Inc., Class A(1)	381,125	8,350,449
Liberty Global, Inc., Series C(1)	640,800	14,001,480

		22,351,929
Chemicals: Speciality – 2.1%
Praxair, Inc.	230,400	18,503,424

		18,503,424
Computer Services Software & Systems – 4.7%
Microsoft Corp.	681,277	20,772,136
Synopsys, Inc.(1)	935,122	20,834,518

		41,606,654
Consumer Services: Miscellaneous – 3.5%
eBay, Inc.(1)	360,450	8,484,993
Western Union Co.	1,186,999	22,374,931

		30,859,924
Diversified Financial Services – 6.5%
Citigroup, Inc.	5,554,300	18,384,733
JPMorgan Chase & Co.	653,871	27,246,805
The Goldman Sachs Group, Inc.	67,867	11,458,664

		57,090,202
Diversified Manufacturing Operations – 1.1%
Danaher Corp.	129,800	9,760,960

		9,760,960
Diversified Materials & Processing – 3.0%
BHP Billiton Ltd., ADR	343,537	26,308,063

		26,308,063
Drug & Grocery Store Chains – 2.1%
CVS Caremark Corp.	581,330	18,724,639

		18,724,639
Education Services – 3.8%
Apollo Group, Inc., Class A(1)	331,863	20,104,261
Career Education Corp.(1)	582,256	13,572,387

		33,676,648
Financial Data & Systems – 3.3%
Fidelity National Information Services, Inc.	1,228,378	28,793,180

		28,793,180

December 31, 2009	Shares	Value
Gold – 1.1%
Goldcorp, Inc.	241,611	$9,504,977

		9,504,977
Insurance: Life – 5.5%
Aflac, Inc.	457,624	21,165,110
Principal Financial Group, Inc.	331,400	7,966,856
Prudential Financial, Inc.	391,400	19,476,064

		48,608,030
Insurance: Multi-Line – 3.1%
Aon Corp.	456,752	17,511,872
Genworth Financial, Inc., Class A(1)	879,100	9,977,785

		27,489,657
Medical & Dental Instruments & Supplies – 5.0%
Covidien PLC	507,809	24,318,973
St. Jude Medical, Inc.(1)	542,897	19,967,752

		44,286,725
Medical Equipment – 1.1%
Illumina, Inc.(1)	307,400	9,421,810

		9,421,810
Oil Well Equipment & Services – 2.6%
Schlumberger Ltd.	354,965	23,104,672

		23,104,672
Oil: Crude Producers – 11.8%
Canadian Natural Resources Ltd.	179,815	12,937,689
Occidental Petroleum Corp.	398,400	32,409,840
Southwestern Energy Co.(1)	389,393	18,768,743
Talisman Energy, Inc.	539,400	10,054,416
XTO Energy, Inc.	644,746	30,000,031

		104,170,719
Pharmaceuticals – 9.1%
Abbott Laboratories	488,100	26,352,519
Merck & Co., Inc.	540,621	19,754,291
Pfizer, Inc.	1,876,500	34,133,535

		80,240,345
Scientific Instruments: Electrical – 1.2%
Emerson Electric Co.	241,036	10,268,134

		10,268,134
Scientific Instruments: Gauges & Meters – 3.8%
Agilent Technologies, Inc.(1)	1,086,965	33,772,003

		33,772,003
Securities Brokerage & Services – 1.0%
E*TRADE Financial Corp.(1)	5,054,063	8,844,610

		8,844,610
Specialty Retail – 2.0%
Advance Auto Parts, Inc.	435,439	17,626,571

		17,626,571
Toys – 2.4%
Hasbro, Inc.	644,017	20,647,185

		20,647,185

8	The accompanying notes are an integral part of these financial statements.

RS LARGE CAP ALPHA VIP SERIES

December 31, 2009	Shares	Value
Utilities: Electrical – 3.9%
FPL Group, Inc.	306,700	$16,199,894
Public Service Enterprise Group, Inc.	535,400	17,802,050

		34,001,944
Total Common Stocks (Cost $703,209,735)		851,228,983

	Principal Amount	Value
Repurchase Agreements – 3.3%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $29,323,000, due 1/4/2010(2)	$29,323,000	29,323,000
Total Repurchase Agreements (Cost $29,323,000)		29,323,000
Total Investments - 99.9% (Cost $732,532,735)		880,551,983
Other Assets, Net - 0.1%		846,485
Total Net Assets - 100.0%		$881,398,468

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	3.25%	12/31/2016	$29,913,950

ADR– American Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$851,228,983	$—	$—	$851,228,983
Repurchase Agreements	—	29,323,000	—	29,323,000
Total	$851,228,983	$29,323,000	$—	$880,551,983

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$880,551,983
Cash and cash equivalents	18
Receivable for fund shares subscribed	909,333
Dividends receivable	669,479

Total Assets	882,130,813

Liabilities
Payable to adviser	370,718
Payable for fund shares redeemed	159,892
Accrued trustees’ fees	13,091
Payable to distributor	8,822
Accrued expenses/other liabilities	179,822

Total Liabilities	732,345

Total Net Assets	$881,398,468

Net Assets Consist of:
Paid-in capital	$1,159,044,446
Accumulated undistributed net investment income	4,503,647
Accumulated net realized loss from investments and foreign currency transactions	(430,169,440)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	148,019,815

Total Net Assets	$881,398,468

Investments, at Cost	$732,532,735

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	26,535,162
Net Asset Value Per Share	$33.22

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$13,700,198
Interest	14,581
Withholding taxes on foreign dividends	(46,951)

Total Investment Income	13,667,828

Expenses
Investment advisory fees	3,640,798
Administrative service fees	149,787
Professional fees	124,663
Custodian fees	107,879
Trustees’ fees	49,703
Other expenses	161,890

Total Expenses	4,234,720

Less: Expense waiver by distributor	(66,674)
Custody credits	(159)

Total Expenses, Net	4,167,887

Net Investment Income	9,499,941

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(145,581,329)
Net realized loss from foreign currency transactions	(12)
Net change in unrealized appreciation/depreciation on investments	308,450,839
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	567

Net Gain on Investments and Foreign Currency Transactions	162,870,065

Net Increase in Net Assets Resulting from Operations	$172,370,006

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$9,499,941	$11,148,764
Net realized loss from investments and foreign currency transactions	(145,581,341)	(21,300,092)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	308,451,406	(278,186,818)

Net Increase/(Decrease) in Net Assets Resulting from Operations	172,370,006	(288,338,146)

Distributions to Shareholders
Net investment income	(1,415,863)	(10,839,533)

Total Distributions	(1,415,863)	(10,839,533)

Capital Share Transactions
Proceeds from sales of shares	102,840,231	58,816,995
Reinvestment of distributions	1,415,863	10,839,533
Cost of shares redeemed	(95,835,364)	(185,022,378)
Proceeds from shares issued upon merger[1]	33,778,753	—

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	42,199,483	(115,365,850)

Net Increase/(Decrease) in Net Assets	213,153,626	(414,543,529)

Net Assets
Beginning of year	668,244,842	1,082,788,371

End of year	$881,398,468	$668,244,842

Accumulated Undistributed Net Investment Income Included in Net Assets	$4,503,647	$213,929

Other Information:
Shares
Sold	3,689,945	1,805,208
Reinvested	43,740	414,197
Redeemed	(3,370,851)	(5,273,954)
Issued upon merger[1]	1,048,704	—

Net Increase/(Decrease)	1,411,538	(3,054,549)

[1]	RS Large Cap Value VIP Series merged with RS Large Cap Alpha VIP Series on November 30, 2009. See Note 8 of the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$26.60	$0.35	$6.32	$6.67	$(0.05)	$—	$(0.05)
Year Ended 12/31/08	38.43	0.46	(11.85)	(11.39)	(0.44)	—	(0.44)
Year Ended 12/31/07	33.67	0.36	4.75	5.11	(0.35)	—	(0.35)
Year Ended 12/31/06	29.29	0.39	4.59	4.98	(0.60)	—	(0.60)
Year Ended 12/31/05	28.42	0.50	0.70	1.20	(0.33)	—	(0.33)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LARGE CAP ALPHA VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$33.22	25.09%	$881,398	0.57%	0.58%	1.30%	1.31%	145%
26.60	(29.62)%	668,245	0.56%	0.56%	1.25%	1.25%	44%
38.43	15.19%	1,082,788	0.57%	0.57%	0.93%	0.93%	60%
33.67	17.26%	1,048,865	0.57%	0.57%	1.17%	1.17%	85%
29.29	4.30%	1,035,234	0.56%	0.56%	1.67%	1.67%	103%

Distributions reflect actual per–share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series) (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars.

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State

Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Pursuant to a written agreement in effect through December 31, 2009, an expense limitation was imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 0.57% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income
2009	$1,415,863
2008	10,839,533

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$7,433,968	$(3,794,360)	$(3,639,608)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$4,503,647

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2010	$164,731,575
2011	95,938,938
2015	136,244
2016	8,489,366
2017	157,508,768

Total	$426,804,891	*

*	As of December 31, 2009, the Fund, as the successor of a merger, has capital loss carryovers of $6,859,689 subject to certain limitations on availability to offset future capital gains, if any.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $735,897,283. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $147,381,359 and $(2,726,659), respectively, resulting in net unrealized appreciation of $144,654,700.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,025,561,671 and $1,015,207,687, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller

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NOTES TO FINANCIAL STATEMENTS — RS LARGE CAP ALPHA VIP SERIES

defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. Fund Merger

As of the opening of business on November 30, 2009, RS Large Cap Alpha VIP Series acquired all of the assets and assumed all of the liabilities of RS Large Cap Value VIP Series, another series of the Trust, an open-end investment company, pursuant to a plan of reorganization approved by RS Large Cap Value VIP Series shareholders on November 23, 2009. The purpose of the transaction was to combine two funds managed by the same investment adviser, RS Investments with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,048,704 shares of RS Large Cap Alpha VIP Series valued at $33,778,753, for 4,116,448 shares of RS Large Cap Value VIP Series outstanding, representing all of the assets and assumption of all of that Fund’s liabilities, as of the opening of business on November 30, 2009. The investment portfolio of RS Large Cap Value VIP Series, with a fair value of $33,918,238 and identified cost of $31,862,106 as of the opening of business on November 30, 2009, was the principal asset acquired by RS Large Cap Alpha VIP Series. For financial reporting purposes, assets received and shares issued by RS Large Cap Alpha VIP Series were recorded at value; however, the cost basis of the investments received from RS Large Cap Value VIP Series was carried forward to align ongoing reporting of RS Large Cap Alpha VIP Series’ realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. RS Large Cap Alpha VIP Series acquired capital loss carryovers of $6,859,689 from RS Large Cap Value VIP Series. Immediately prior to the merger, the net assets of RS Large Cap Alpha VIP Series were $821,723,809.

Assuming the merger had been completed on January 1, 2009, RS Large Cap Alpha VIP Series’ pro forma results of operations for the year ended December 31, 2009 are as follows:

Net investment income	$10,030,491
Net gain on investments	168,337,350

Net increase in net assets resulting from operations	$178,367,841

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RS Large Cap Value VIP Series that have been included in RS Large Cap Alpha VIP Series’ statement of operations since November 30, 2009.

The chart below shows a summary of net assets, shares outstanding, net assets value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	RS Large Cap Value VIP Series	RS Large Cap Alpha VIP Series	RS Large Cap Alpha VIP Series
Net Assets:	$33,778,753	$821,723,809	$855,502,562
Shares Outstanding:	4,116,448	25,508,933	26,557,637
Net Asset Value per Share:	$8.21	$32.21	$32.21
Net unrealized appreciation/(depreciation)	$2,056,132	$129,565,346	$131,621,478
Accumulated net realized gain/(loss)	$(7,442,164)	$443,409,740	$443,409,740

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Large Cap Alpha VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Large Cap Alpha VIP Series (formerly RS Core Equity VIP Series) (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

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SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Small Cap Growth Equity VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS SMALL CAP GROWTH EQUITY VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding his compensation, other accounts he manages, and his ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

Highlights

•	Equity markets regained some lost ground in 2009 as investors sought to position themselves for a modest economic recovery.

•	RS Small Cap Equity VIP Series delivered a strong return for 2009, outpacing the Russell 2000® Growth Index[3] and the Russell 2000® Index[4].

•

Stock selection drove the Fund’s relative performance, especially in the consumer discretionary, energy, producer durables, and technology sectors. On a negative note, stock selection in the financial services and health care sectors weighed on relative returns.

Market Overview

Equity markets continued to decline in early 2009 as economic fears and dismal corporate earnings weighed on investor confidence. Nonetheless, equities showed renewed strength in the second quarter as investors began to hope that coordinated government intervention might succeed in stabilizing the U.S. economy and banking system. This rally extended through the remainder of the year with volatile trading as we saw modest improvements in some areas of the U.S. and global economies. Nonetheless, economic news remained mixed. The unemployment rate hovered near 10%, while companies continued to announce layoffs. In this environment, consumers and businesses alike remained cautious in their spending plans. While bargain hunting and short-term trades dominated the early stages of the market rebound, we saw investors become more selective by year-end as they focused on companies with solid fundamentals that appeared better able to weather an uneven economic recovery.

Fund Performance Overview

RS Small Cap Equity VIP Series returned 37.15% for the twelve-month period ended December 31, 2009, outperforming a 34.47% return by the Russell 2000® Growth Index and a 27.17% return by the Russell 2000® Index.

Among the Fund’s largest positive contributors were a number of retailers that adapted to the weaker economic environment by slashing their expenses, streamlining their product offerings, and increasingly turning to the Web to reach new customers and better manage their overhead costs. These measures positioned these companies for improved earnings performance as consumer spending trends started to stabilize. Positive contributors among our consumer discretionary holdings included Urban Outfitters, a retailer of apparel and furnishings, which is popular with the more resilient teenage shopping demographic. We also benefited from our investment in apparel company Philllips-Van Heusen, which has benefited from the strength of its Calvin Klein brand, as well as from solid consumer demand for more value-oriented products marketed under its Arrow, Izod and Van Heusen labels.

In the energy sector, we benefited from our investment in MarkWest Energy Partners LP, a firm that we believe is generating a stable revenue stream through its exploration of natural gas and natural gas liquids reserves in the Appalachian Basin. We also benefited from our investment in technology company STEC, a developer of flash card and solid-state memory drives that are in high demand for data back-up and storage.

Not all of our technology holdings worked in our favor. Digital River, a provider of website design and management services, faced investor concerns following news that its largest customer, security software firm Symantec, would not be renewing its contract. Despite this setback, Digital River has been working to diversify its customer base, and continues to forecast double-digit revenue growth for 2010 even without the Symantec business.

Also detracting from performance was PrivateBancorp, a Chicago-based banking company that reported some unanticipated credit problems. Meanwhile, in the health care sector, psychiatric care provider Psychiatric Solution declined earlier in the year on concerns over some compliance issues and a drop in its patient volumes. We subsequently sold our investment in the company.

Outlook

Going forward, we caution that equity market performance could remain volatile in 2010, especially given the headwinds facing the economy. We continue to devote considerable time and resources to monitoring the performance of our companies, visiting their facilities while we interview managers, customers, and suppliers to assess how they are adapting to changing market conditions.

3

RS SMALL CAP GROWTH EQUITY VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Small cap investing entails special risks. Small cap stocks have tended to be more volatile and to drop more in down markets than large cap stocks. This may happen because small companies may be limited in terms of product lines, financial resources, and management.

4

RS SMALL CAP GROWTH EQUITY VIP SERIES

Characteristics

Total Net Assets: $118,170,608

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Company	% of Total Net Assets
GSI Commerce, Inc.	2.49%
Concho Resources, Inc.	1.69%
United Therapeutics Corp.	1.68%
Advanced Energy Industries, Inc.	1.63%
WMS Industries, Inc.	1.61%
P.F. Chang’s China Bistro, Inc.	1.57%
ICF International, Inc.	1.56%
Human Genome Sciences, Inc.	1.55%
Dril-Quip, Inc.	1.54%
Guess?, Inc.	1.53%
Total	16.85%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Growth Index is an unmanaged market capitalization-weighted index that measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is an unmanaged market capitalization-weighted index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Investment results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

4

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the Russell 2000® Index to the Russell 2000® Growth Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 2000® Growth Index is more representative of the Fund’s investment universe.

5

RS SMALL CAP GROWTH EQUITY VIP SERIES

Average Annual Returns as of 12/31/09

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Small Cap Growth Equity VIP Series	5/1/97	37.15%	-2.23%	1.87%	3.15%	6.94%
Russell 2000® Growth Index[3]		34.47%	-4.00%	0.87%	-1.37%	3.74%
Russell 2000® Index[4]		27.17%	-6.07%	0.51%	3.51%	6.15%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Small Cap Growth Equity VIP Series and in the Russell 2000® Growth and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends. The Fund is changing its benchmark from the Russell 2000® Index to the Russell 2000® Growth Index because RS Investments believes that, due to changes to the Fund’s investment strategy, the Russell 2000® Growth Index is more representative of the Fund’s investment universe.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Small Cap Stock Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.86%. For more recent information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/31/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,245.50	$4.81	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 95.8%
Asset Management & Custodian – 1.3%
Affiliated Managers Group, Inc.(1)	22,800	$1,535,580

		1,535,580
Auto Parts – 1.6%
Fuel Systems Solutions, Inc.(1)	22,500	927,900
Wonder Auto Technology, Inc.(1)	85,600	1,006,656

		1,934,556
Back Office Support, HR, And Consulting – 5.1%
ICF International, Inc.(1)	68,900	1,846,520
Navigant Consulting, Inc.(1)	55,200	820,272
On Assignment, Inc.(1)	118,202	845,144
Robert Half International, Inc.	52,800	1,411,344
Telvent GIT S.A.	28,900	1,126,522

		6,049,802
Beverage: Soft Drinks – 0.8%
Peet’s Coffee & Tea, Inc.(1)	29,394	979,702

		979,702
Biotechnology – 5.4%
Halozyme Therapeutics, Inc.(1)	162,181	952,002
Human Genome Sciences, Inc.(1)	59,700	1,826,820
Nektar Therapeutics(1)	134,600	1,254,472
Pharmasset, Inc.(1)	26,200	542,340
Savient Pharmaceuticals, Inc.(1)	70,000	952,700
Seattle Genetics, Inc.(1)	80,100	813,816

		6,342,150
Casinos & Gambling – 1.6%
WMS Industries, Inc.(1)	47,443	1,897,720

		1,897,720
Chemical: Diversified – 1.0%
FMC Corp.	21,710	1,210,550

		1,210,550
Computer Services Software & Systems – 12.1%
3PAR, Inc.(1)	66,992	793,855
Akamai Technologies, Inc.(1)	59,947	1,518,458
comScore, Inc.(1)	65,087	1,142,277
Digital River, Inc.(1)	60,565	1,634,649
F5 Networks, Inc.(1)	32,500	1,721,850
Informatica Corp.(1)	59,640	1,542,290
Internet Brands, Inc., Class A(1)	145,800	1,141,614
LogMeIn, Inc.(1)	57,400	1,145,130
Solarwinds, Inc.(1)	60,551	1,393,279
SuccessFactors, Inc.(1)	67,900	1,125,782
The Ultimate Software Group, Inc.(1)	38,700	1,136,619

		14,295,803
Computer Technology – 1.3%
Isilon Systems, Inc.(1)	216,795	1,487,214

		1,487,214
Consumer Electronics – 0.6%
TiVo, Inc.(1)	72,616	739,231

		739,231

December 31, 2009	Shares	Value
Consumer Lending – 1.0%
Portfolio Recovery Associates, Inc.(1)	27,152	$1,218,582

		1,218,582
Consumer Services: Miscellaneous – 0.8%
Ancestry.com, Inc.(1)	67,800	949,878

		949,878
Diversified Financial Services – 0.5%
FBR Capital Markets Corp.(1)	87,942	543,482

		543,482
Diversified Retail – 2.5%
GSI Commerce, Inc.(1)	116,029	2,945,976

		2,945,976
Education Services – 0.5%
American Public Education, Inc.(1)	16,139	554,536

		554,536
Financial Data & Systems – 2.5%
CyberSource Corp.(1)	81,749	1,643,972
MSCI, Inc., Class A(1)	41,423	1,317,252

		2,961,224
Health Care Services – 6.6%
athenahealth, Inc.(1)	25,370	1,147,739
IPC The Hospitalist Co., Inc.(1)	33,600	1,117,200
Medidata Solutions, Inc.(1)	107,044	1,669,886
Quality Systems, Inc.	18,100	1,136,499
RehabCare Group, Inc.(1)	59,323	1,805,199
SXC Health Solutions Corp.(1)	16,300	879,385

		7,755,908
Health Care: Miscellaneous – 0.9%
MedAssets, Inc.(1)	48,954	1,038,314

		1,038,314
Household Appliances – 0.9%
Deer Consumer Products, Inc.(1)	94,700	1,072,004

		1,072,004
Insurance: Property-Casualty – 1.3%
Tower Group, Inc.	66,057	1,546,394

		1,546,394
Leisure Time – 1.0%
Ctrip.com International Ltd., ADR(1)	16,360	1,175,630

		1,175,630
Machinery: Specialty – 0.7%
Bucyrus International, Inc.	15,500	873,735

		873,735
Medical & Dental Instruments & Supplies – 4.2%
Align Technology, Inc.(1)	67,900	1,209,978
Insulet Corp.(1)	97,341	1,390,029
Inverness Medical Innovations, Inc.(1)	29,200	1,212,092
Volcano Corp.(1)	69,826	1,213,576

		5,025,675

8	The accompanying notes are an integral part of these financial statements.

RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2009	Shares	Value
Medical Equipment – 1.4%
Sirona Dental Systems, Inc.(1)	27,000	$856,980
Vital Images, Inc.(1)	62,450	792,490

		1,649,470
Metals & Minerals: Diversified – 0.8%
Globe Specialty Metals, Inc.(1)	96,300	905,220

		905,220
Oil Well Equipment & Services – 3.6%
Core Laboratories N.V.	11,251	1,328,968
Dril-Quip, Inc.(1)	32,210	1,819,221
Superior Energy Services, Inc.(1)	43,666	1,060,647

		4,208,836
Oil: Crude Producers – 2.6%
Comstock Resources, Inc.(1)	27,329	1,108,738
Concho Resources, Inc.(1)	44,600	2,002,540

		3,111,278
Pharmaceuticals – 3.9%
BioMarin Pharmaceutical, Inc.(1)	77,113	1,450,496
Eurand N.V.(1)	90,100	1,162,290
United Therapeutics Corp.(1)	37,648	1,982,167

		4,594,953
Power Transmission Equipment – 2.9%
Advanced Energy Industries, Inc.(1)	127,474	1,922,308
Regal-Beloit Corp.	28,074	1,458,163

		3,380,471
Printing And Copying Services – 1.1%
VistaPrint N.V.(1)	22,925	1,298,930

		1,298,930
Producer Durables: Miscellaneous – 1.4%
BE Aerospace, Inc.(1)	70,100	1,647,350

		1,647,350
Production Technology Equipment – 0.7%
Teradyne, Inc.(1)	82,700	887,371

		887,371
Restaurants – 3.9%
BJ’s Restaurants, Inc.(1)	58,048	1,092,463
Chipotle Mexican Grill, Inc.(1)	18,900	1,666,224
P.F. Chang’s China Bistro, Inc.(1)	48,869	1,852,624

		4,611,311
Scientific Instruments: Control & Filter – 1.0%
IDEX Corp.	37,400	1,165,010

		1,165,010
Scientific Instruments: Electrical – 1.4%
GrafTech International Ltd.(1)	104,200	1,620,310

		1,620,310
Semiconductors & Components – 4.0%
Atheros Communications(1)	25,400	869,696
FormFactor, Inc.(1)	65,034	1,415,140
Monolithic Power Systems, Inc.(1)	43,793	1,049,718
Netlogic Microsystems, Inc.(1)	25,069	1,159,692
O2Micro International Ltd., ADR(1)	52,908	276,709

		4,770,955

December 31, 2009	Shares	Value
Shipping – 1.1%
Genco Shipping & Trading Ltd.(1)	56,657	$1,267,984

		1,267,984
Specialty Retail – 4.4%
Hot Topic, Inc.(1)	101,100	642,996
Lumber Liquidators, Inc.(1)	45,258	1,212,915
Netflix, Inc.(1)	24,200	1,334,388
Urban Outfitters, Inc.(1)	34,478	1,206,385
Zumiez, Inc.(1)	66,300	843,336

		5,240,020
Textiles Apparel & Shoes – 2.5%
Guess?, Inc.	42,800	1,810,440
Lululemon Athletica, Inc.(1)	40,100	1,207,010

		3,017,450
Transportation Miscellaneous – 1.0%
Dynamex, Inc.(1)	62,600	1,133,060

		1,133,060
Truckers – 2.8%
J.B. Hunt Transport Services, Inc.	29,300	945,511
Landstar System, Inc.	31,100	1,205,747
Marten Transport Ltd.(1)	61,796	1,109,238

		3,260,496
Utilities: Telecommunications – 1.1%
j2 Global Communications, Inc.(1)	66,434	1,351,932

		1,351,932
Total Common Stocks (Cost $88,525,191)		113,256,053

	Principal Amount	Value
Repurchase Agreements – 4.4%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $5,176,000, due 1/4/2010(2)	$5,176,000	5,176,000
Total Repurchase Agreements (Cost $5,176,000)		5,176,000
Total Investments - 100.2% (Cost $93,701,191)		118,432,053
Other Liabilities, Net - (0.2)%		(261,445)
Total Net Assets - 100.0%		$118,170,608

(1)	Non-income producing security.

(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	3.25%	12/31/2016	$5,280,100

ADR — American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$113,256,053	$—	$—	$113,256,053
Repurchase Agreements	—	5,176,000	—	5,176,000
Total	$113,256,053	$5,176,000	$—	$118,432,053

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$118,432,053
Cash and cash equivalents	414
Receivable for investments sold	327,286
Receivable for fund shares subscribed	14,163
Dividends receivable	12,636
Due from distributor	1,300

Total Assets	118,787,852

Liabilities
Payable for investments purchased	492,726
Payable to adviser	73,526
Payable for fund shares redeemed	20,816
Accrued trustees’ fees	1,702
Accrued expenses/other liabilities	28,474

Total Liabilities	617,244

Total Net Assets	$118,170,608

Net Assets Consist of:
Paid-in capital	$145,164,498
Accumulated net realized loss from investments	(51,724,752)
Net unrealized appreciation on investments	24,730,862

Total Net Assets	$118,170,608

Investment, at Cost	$93,701,191

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	11,470,199
Net Asset Value Per Share	$10.30

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$505,702
Interest	1,427
Withholding taxes on foreign dividends	(1,621)

Total Investment Income	505,508

Expenses
Investment advisory fees	728,531
Custodian fees	40,090
Professional fees	38,694
Administrative service fees	20,489
Shareholder reports	12,136
Trustees’ fees	6,306
Other expenses	3,846

Total Expenses	850,092

Less: Expense/Fee waiver by distributor	(24,528)
Less: Custody credits	(47)

Total Expenses, Net	825,517

Net Investment Loss	(320,009)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(8,926,601)
Net change in unrealized appreciation/depreciation on investments	41,498,637

Net Gain on Investments	32,572,036

Net Increase in Net Assets Resulting from Operations	$32,252,027

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income/(loss)	$(320,009)	$93,230
Net realized loss from investments	(8,926,601)	(42,229,231)
Net change in unrealized appreciation/depreciation on investments	41,498,637	(17,955,995)

Net Increase/(Decrease) in Net Assets Resulting from Operations	32,252,027	(60,091,996)

Distributions to Shareholders
Net investment income	—	(149,267)
Net realized gain on investments	—	(886,004)
Return of capital	—	(669,185)

Total Distributions	—	(1,704,456)

Capital Share Transactions
Proceeds from sales of shares	8,448,951	8,779,143
Reinvestment of distributions	—	1,704,456
Cost of shares redeemed	(11,469,290)	(62,835,058)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(3,020,339)	(52,351,459)

Net Increase/(Decrease) in Net Assets	29,231,688	(114,147,911)

Net Assets
Beginning of year	88,938,920	203,086,831

End of year	$118,170,608	$88,938,920

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(8,064)

Other Information:
Shares
Sold	1,047,454	982,719
Reinvested	—	233,487
Redeemed	(1,419,770)	(6,560,814)

Net Decrease	(372,316)	(5,344,608)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Returns of Capital	Total Distributions
Year Ended 12/31/09	$7.51	$(0.03)	$2.82	$2.79	$—	$—	$—	$—
Year Ended 12/31/08	11.82	0.01	(4.17)	(4.16)	(0.01)	(0.08)	(0.06)	(0.15)
Year Ended 12/31/07	15.03	0.13	0.60	0.73	(0.14)	(3.80)	—	(3.94)
Year Ended 12/31/06	14.13	0.02	2.35	2.37	—	(1.47)	—	(1.47)
Year Ended 12/31/05	17.22	0.04	(0.08)	(0.04)	(0.04)	(3.01)	—	(3.05)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS SMALL CAP GROWTH EQUITY VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$10.30	37.15%	$118,171	0.85%	0.88%	(0.33)%	(0.36)%	177%
7.51	(35.18)%	88,939	0.85%	0.86%	0.06%	0.05%	118%
11.82	5.13%	203,087	0.85%	0.85%	0.68%	0.68%	149%
15.03	17.17%	233,010	0.85%	0.85%	0.12%	0.12%	136%
14.13	0.16%	239,079	0.84%	0.84%	0.24%	0.24%	133%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Small Cap Growth Equity VIP Series (the “Fund”), formerly RS Small Cap Core Equity VIP Series, is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short- term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

16

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars.

17

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.75%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Pursuant to a written agreement in effect through December 31, 2009, an expense limitation was imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 0.85% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

18

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital
2009	$—	$—	$—
2008	149,267	886,004	669,185

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$297,457	$328,073	$(625,530)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$25,146,281
2017	26,225,392

Total	$51,371,673

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $94,054,270. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $25,603,197 and $(1,225,414), respectively, resulting in net unrealized appreciation of $24,377,783.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $164,589,960 and $169,069,372, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to- market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that

19

NOTES TO FINANCIAL STATEMENTS — RS SMALL CAP GROWTH EQUITY VIP SERIES

there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Small Cap Growth Equity VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Small Cap Growth Equity VIP Series (formerly RS Small Cap Core Equity VIP Series) (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm, formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

28

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Partners VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS PARTNERS VIP SERIES

The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund.

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Partners VIP Series Commentary

•	After declining in the first quarter, equity markets rallied throughout most of 2009, aided by signs of stabilization in the economy and financial markets.

•	RS Partners VIP Series significantly outperformed its benchmark, the Russell 2000® Value Index[3], during 2009.

•

Stock selection was especially favorable in the financial services sector, as well as in the energy, consumer staples, and health care sectors during the year. The Fund’s overweighting in the energy sector also contributed positively to relative returns for the year; however, Fund investments in the technology and materials sectors detracted from relative performance.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Partners VIP Series returned 39.66% for the twelve-month period ended December 31, 2009, significantly outperforming its benchmark, the Russell 2000® Value Index, which returned 20.58%.

As the markets rallied in the spring, fueled, in our view, by investors’ appetite for heavily discounted, more highly leveraged investments, the Fund’s portfolio had a difficult time keeping pace. By keeping our focus on owning structurally improving businesses that possess positive return characteristics relative to their underlying risk profiles, the Fund benefited later in the year and was able to deliver full-year results that exceeded the benchmark return.

The Fund’s stock selection in the financial services sector was especially beneficial during the past year, due in part to our investments in the banking and asset management industries. In addition, the Fund benefited from investments in companies using technology to capitalize on evolving opportunities in the financial markets, such as Euronet Worldwide, a provider of ATM and point-of-sale credit card, electronic bill payment, and money transfer services. We believe that the financial services industry is in the early stages of a structural change that will create opportunities for well-managed, innovative companies that have sufficient capital.

Other positive contributors included nutritional supplements maker and distributor NBTY. In addition, The Cooper Companies, a manufacturer of contact lenses and other health care instruments, saw continued business growth in 2009, due in part to consumers’ largely recession-proof demand for contact lenses and related products.

On a negative note, despite our efforts to mitigate downside risk, some of the Fund’s largest individual detractors were hurt in the first quarter market decline, due in part to their perceived sensitivity to global economic conditions. Detractors included materials companies such as Century Aluminum and diversified chemicals company Solutia, which both faced concerns over recession-related cutbacks in raw materials demand. Economic fears also weighed on performance by Employers Holdings, a provider of workman’s compensation insurance.

Outlook

We are pleased with the Fund’s results in 2009 given the macro, non-fundamentally driven market backdrop that persisted for much of the year. With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate.

3

RS PARTNERS VIP SERIES

Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments.

4

RS PARTNERS VIP SERIES

Characteristics

Total Net Assets: $16,737,968

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Coinstar, Inc.	3.77%
Magellan Health Services, Inc.	3.76%
ACI Worldwide, Inc.	3.48%
Comverse Technology, Inc.	3.44%
Jack Henry & Associates, Inc.	3.42%
Denbury Resources, Inc.	3.18%
The Cooper Cos., Inc.	2.96%
Euronet Worldwide, Inc.	2.94%
Compass Minerals International, Inc.	2.88%
Scientific Games Corp., Class A	2.84%
Total	32.67%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Value Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS PARTNERS VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Partners VIP Series	2/3/03	39.66%	-3.34%	0.58%	7.53%
Russell 2000® Value Index[3]		20.58%	-8.22%	-0.01%	9.25%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 2/3/03 in RS Partners VIP Series and the Russell 2000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian UBS VC Small Cap Value Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. The predecessor fund, a diversified mutual fund with generally similar investment objective, strategies, and policies, was advised by Guardian Investor Services LLC. The Fund’s adviser since October 9, 2006 is RS Investments, and the Fund is managed by a different investment team than the predecessor fund. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high double-digit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.49%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,204.20	$7.56	1.36%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92	1.36%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS PARTNERS VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 94.1%
Advertising Agencies – 0.0%
The Interpublic Group of Cos., Inc.(1)	230	$1,697

		1,697
Asset Management & Custodian – 2.7%
Affiliated Managers Group, Inc.(1)	3,667	246,972
SEI Investments Co.	11,653	204,161

		451,133
Auto Parts – 2.5%
BorgWarner, Inc.	12,489	414,885

		414,885
Banks: Diversified – 9.7%
Associated Banc-Corp	23,059	253,880
Commerce Bancshares, Inc.	8,582	332,295
First Horizon National Corp.(1)	24,332	326,051
FirstMerit Corp.	9,608	193,505
Marshall & Ilsley Corp.	30,400	165,680
Western Alliance Bancorp(1)	14,700	55,566
Whitney Holding Corp.	32,410	295,255

		1,622,232
Banks: Savings, Thrift & Mortgage Lending – 3.6%
First Niagara Financial Group, Inc.	19,200	267,072
Ocwen Financial Corp.(1)	34,981	334,768

		601,840
Casinos & Gambling – 2.8%
Scientific Games Corp., Class A(1)	32,664	475,261

		475,261
Coal – 1.1%
Peabody Energy Corp.	4,100	185,361

		185,361
Communications Technology – 3.4%
Comverse Technology, Inc.(1)	60,962	576,091

		576,091
Computer Services Software & Systems – 4.9%
ACI Worldwide, Inc.(1)	33,992	582,963
Progress Software Corp.(1)	7,923	231,431

		814,394
Consumer Lending – 1.9%
MoneyGram International, Inc.(1)	108,793	313,324

		313,324
Consumer Services: Miscellaneous – 5.0%
Coinstar, Inc.(1)	22,737	631,634
KAR Auction Services, Inc.(1)	14,790	203,954

		835,588
Diversified Financial Services – 1.1%
Duff & Phelps Corp., Class A	10,154	185,412

		185,412

December 31, 2009	Shares	Value
Education Services – 3.8%
Career Education Corp.(1)	16,268	$379,207
Corinthian Colleges, Inc.(1)	18,489	254,594

		633,801
Entertainment – 2.3%
Lions Gate Entertainment Corp.(1)	35,163	204,297
Live Nation, Inc.(1)	21,296	181,229

		385,526
Financial Data & Systems – 8.4%
Broadridge Financial Solutions, Inc.	14,934	336,911
Euronet Worldwide, Inc.(1)	22,442	492,602
Jack Henry & Associates, Inc.	24,731	571,781

		1,401,294
Foods – 0.7%
NBTY, Inc.(1)	2,811	122,391

		122,391
Health Care Management Services – 3.8%
Magellan Health Services, Inc.(1)	15,450	629,279

		629,279
Insurance: Life – 1.6%
Torchmark Corp.	6,083	267,348

		267,348
Insurance: Multi-Line – 2.4%
Assurant, Inc.	11,201	330,205
eHealth, Inc.(1)	4,502	73,968

		404,173
Insurance: Property-Casualty – 3.6%
First American Corp.	10,341	342,390
XL Capital Ltd., Class A	14,336	262,779

		605,169
Medical & Dental Instruments & Supplies – 5.3%
Immucor, Inc.(1)	19,631	397,331
The Cooper Cos., Inc.	12,981	494,836

		892,167
Medical Equipment – 1.4%
Dionex Corp.(1)	3,085	227,889

		227,889
Metals & Minerals: Diversified – 2.9%
Compass Minerals International, Inc.	7,186	482,827

		482,827
Oil Well Equipment & Services – 2.0%
Key Energy Services, Inc.(1)	38,575	339,074

		339,074
Oil: Crude Producers – 5.6%
Concho Resources, Inc.(1)	9,074	407,423
Denbury Resources, Inc.(1)	36,014	533,007

		940,430

8	The accompanying notes are an integral part of these financial statements.

RS PARTNERS VIP SERIES

December 31, 2009	Shares	Value
Production Technology Equipment – 1.9%
FEI Co.(1)	13,970	$326,339

		326,339
Real Estate Investment Trusts – 0.6%
Redwood Trust, Inc.	6,942	100,381

		100,381
Securities Brokerage & Services – 2.2%
MF Global Ltd.(1)	52,470	364,667

		364,667
Semiconductors & Components – 1.5%
Atmel Corp.(1)	54,739	252,347

		252,347
Steel – 2.5%
Allegheny Technologies, Inc.	9,177	410,854

		410,854
Textiles Apparel & Shoes – 1.1%
Carter’s, Inc.(1)	7,161	187,976

		187,976
Utilities: Miscellaneous – 1.8%
Calpine Corp.(1)	27,447	301,917

		301,917
Total Common Stocks (Cost $13,520,651)		15,753,067

December 31, 2009	Principal Amount	Value
Repurchase Agreements – 6.1%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2009, maturity value of $1,016,000, due 1/4/2010(2)	$1,016,000	$1,016,000
Total Repurchase Agreements (Cost $1,016,000)		1,016,000
Total Investments - 100.2% (Cost $14,536,651)		16,769,067
Other Liabilities, Net - (0.2)%		(31,099)
Total Net Assets - 100.0%		$16,737,968

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bill	0.00%	7/1/2010	$1,038,960

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$15,753,067	$—	$—	$15,753,067
Repurchase Agreements	—	1,016,000	—	1,016,000
Total	$15,753,067	$1,016,000	$—	$16,769,067

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$16,769,067
Cash and cash equivalents	177
Receivable for investments sold	60,555
Dividends receivable	9,478
Receivable for fund shares subscribed	5,726

Total Assets	16,845,003

Liabilities
Payable for investments purchased	61,327
Payable to adviser	13,799
Payable to distributor	5,224
Payable for fund shares redeemed	2,071
Accrued trustees’ fees	251
Accrued expenses/other liabilities	24,363

Total Liabilities	107,035

Total Net Assets	$16,737,968

Net Assets Consist of:
Paid-in capital	$20,571,891
Accumulated net realized loss from investments and foreign currency transactions	(6,066,339)
Net unrealized appreciation on investments	2,232,416

Total Net Assets	$16,737,968

Investments, at Cost	$14,536,651

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,709,338
Net Asset Value Per Share	$9.79

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$116,609
Interest	513
Withholding taxes on foreign dividends	(398)

Total Investment Income	116,724

Expenses
Investment advisory fees	142,161
Custodian fees	30,487
Professional fees	23,618
Shareholder reports	7,937
Administrative service fees	2,637
Trustees’ fees	944
Other expenses	1,566

Total Expenses	209,350

Less: Expense/Fee waiver by distributor	(15,979)
Less: Custody credits	(48)

Total Expenses, Net	193,323

Net Investment Loss	(76,599)

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(4,932,627)
Net realized loss from foreign currency transactions	(27)
Net change in unrealized appreciation/depreciation on investments	9,444,216
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	32

Net Gain on Investments and Foreign Currency Transactions	4,511,594

Net Increase in Net Assets Resulting from Operations	$4,434,995

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment loss	$(76,599)	$(66,747)
Net realized loss from investments and foreign currency transactions	(4,932,654)	(1,032,803)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	9,444,248	(6,947,986)

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,434,995	(8,047,536)

Distributions to Shareholders
Net realized gain on investments	—	(425,467)

Total Distributions	—	(425,467)

Capital Share Transactions
Proceeds from sales of shares	2,600,002	7,522,681
Reinvestment of distributions	—	425,467
Cost of shares redeemed	(5,395,221)	(5,193,029)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(2,795,219)	2,755,119

Net Increase/(Decrease) in Net Assets	1,639,776	(5,717,884)

Net Assets
Beginning of year	15,098,192	20,816,076

End of year	$16,737,968	$15,098,192

Accumulated Net Investment Loss Included in Net Assets	$—	$(1,048)

Other Information:
Shares
Sold	307,848	744,740
Reinvested	—	64,465
Redeemed	(753,233)	(555,204)

Net Increase/(Decrease)	(445,385)	254,001

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$7.01	$(0.05)	$2.83	$2.78	$—	$—	$—
Year Ended 12/31/08	10.95	(0.03)	(3.71)	(3.74)	—	(0.20)	(0.20)
Year Ended 12/31/07	11.71	(0.02)	(0.22)	(0.24)	—	(0.52)	(0.52)
Year Ended 12/31/06	13.01	0.04	1.15	1.19	(0.03)	(2.46)	(2.49)
Year Ended 12/31/05	13.97	0.02	0.57	0.59	(0.02)	(1.53)	(1.55)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS PARTNERS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
$9.79	39.66%	$16,738	1.36%	1.47%	(0.54)%	(0.65)%	72%
7.01	(34.00)%	15,098	1.36%	1.49%	(0.35)%	(0.48)%	95%
10.95	(2.03)%	20,816	1.36%	1.50%	(0.13)%	(0.27)%	73%
11.71	9.35%	22,338	1.36%	1.43%	0.28%	0.21%	172%
13.01	4.22%	24,403	1.41%	1.41%	0.10%	0.10%	97%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Partners VIP Series (the “Fund”) is a series of the Trust. The Fund is a non-diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day.

15

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/09	Average Borrowing*	Average Interest Rate*
$—	$799,273	0.75%

*	For the year ended December 31, 2009, based on the number of days borrowings were outstanding.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

Pursuant to a written agreement between RS Investments and the Trust in effect through December 31, 2009, an expense limitation was imposed whereby GIS agreed to limit the Fund’s total annual fund operating expenses to 1.36% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid to shareholders during the years ended

16

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

December 31, 2009 and December 31, 2008 was as follows:

Ordinary Income		Long-Term Capital Gain
2009	2008	2009	2008
$—	$163,913	$—	$261,554

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(69,997)	$77,647	$(7,650)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$219,104
2017	5,436,501

Total	$5,655,605

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $14,947,384. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $2,391,261 and $(569,578), respectively, resulting in net unrealized appreciation of $1,821,683.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $9,450,346 and $11,586,061, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that

17

NOTES TO FINANCIAL STATEMENTS — RS PARTNERS VIP SERIES

there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of RS Partners VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Partners VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, and insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS S&P 500 Index VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS S&P 500 INDEX VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS S&P 500 Index VIP Series Commentary

Highlights

•	After declining in the early months of 2009, equity markets rebounded strongly during the remainder of the year as investors welcomed signs of stabilizing economic and financial market conditions.

•

RS S&P 500 Index VIP Series slightly underperformed its benchmark, the Standard & Poor’s 500 Composite Index (the “S&P 500® Index”)[1], for the twelve-month period ended December 31, 2009. The difference in performance is primarily due to the fact that, unlike the Fund, the index does not incur fees and expenses.

•

In managing RS S&P 500 Index VIP Series, our goal is to attempt to track the investment performance of the S&P 500® Index, while remaining substantially fully invested in stocks and keeping trading costs to a minimum.

Market Overview

The bear market established in the fourth quarter of 2008 continued unabated in the early months of 2009, with the S&P 500® Index closing on March 9th at 676.53, a level not seen in over a decade. After reaching this low, the market almost immediately rebounded, aided by positive news from the banking sector and “less negative than expected” economic reports. The ensuing rally was the largest experienced by the S&P 500® Index since 1938, with the index advancing nearly 40% in just 67 trading days.

For the year 2009 overall, the S&P 500® Index recorded its largest annual point gain since 2006, as well as its biggest percentage gain since 2003. Moreover, between the low point on March 9 and December 31, the S&P 500® Index advanced a remarkable 67.80%. As dramatic as this rise was, at year-end the S&P 500® Index was still 28.75% below its peak closing level of October 9, 2007.

Technology was the leading sector driving S&P 500® Index performance in 2009; consumer discretionary and materials stocks also performed well. By contrast, the telecommunications and utilities sectors were weak on a relative basis.

Portfolio Review

RS S&P 500 Index VIP Series returned 26.25% for the twelve-month period ended December 31, 2009. The Fund’s index, the S&P 500® Index, returned 26.46% over the same period. The S&P 500® Index is a theoretical portfolio of 500 blue chip stocks, the return of which is computed as though the stocks were purchased and the index subsequently rebalanced without any trading costs or fund expenses.

Outlook

As the year came to a close, investors appeared to focus on positive signs of economic growth, despite the continued weakness in the employment and housing markets. Nonetheless, given the various headwinds confronting the economy, including high unemployment and rising commodities prices, it remains to be seen whether the stock market rally can be sustained. We will continue to manage the portfolio to track the S&P 500® Index, while aiming to be fully invested in stocks and keeping trading costs to a minimum.

There is no assurance that the Fund will track the performance of the S&P 500® Index perfectly. As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets. Derivative transactions can create leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested and the Fund may not be able to close out a derivative transaction at a favorable time or price. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

3

RS S&P 500 INDEX VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. The Fund invests primarily in equity securities and therefore exposes you to the general risks of investing in stock markets.

4

RS S&P 500 INDEX VIP SERIES

Total Net Assets: $104,420,240

Sector Allocation vs. Index[2]

Top Ten Holdings[3]

Holding	% of Total Net Assets
Exxon Mobil Corp.	3.12%
Microsoft Corp.	2.27%
Apple, Inc.	1.83%
Johnson & Johnson	1.71%
The Procter & Gamble Co.	1.70%
International Business Machines Corp.	1.66%
AT&T, Inc.	1.59%
JPMorgan Chase & Co.	1.58%
General Electric Co.	1.55%
Chevron Corp.	1.49%
Total	18.50%

1

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

2	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities. Sector weighting differences between the portfolio and index exist due the presence of cash and other short term assets/liabilities (including futures) in the portfolio.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

5

RS S&P 500 INDEX VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS S&P 500 Index VIP Series	8/25/99	26.25%	-5.84%	0.15%	-1.14%	-0.51%
S&P 500® Index[1]		26.46%	-5.63%	0.42%	-0.95%	-0.29%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS S&P 500 Index VIP Series and in the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC 500 Index Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.35%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,223.10	$1.57	0.28%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,023.79	$1.43	0.28%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 95.8%
Advertising Agencies – 0.2%
Omnicom Group, Inc.	3,146	$123,166
The Interpublic Group of Companies, Inc.(1)	4,915	36,273

		159,439
Aerospace – 2.2%
FLIR Systems, Inc.(1)	1,532	50,127
General Dynamics Corp.	3,899	265,795
Goodrich Corp.	1,256	80,698
L-3 Communications Holdings, Inc.	1,184	102,949
Lockheed Martin Corp.	3,270	246,394
Northrop Grumman Corp.	3,119	174,196
Raytheon Co.	3,803	195,931
Rockwell Collins, Inc.	1,596	88,355
Textron, Inc.	2,734	51,426
The Boeing Co.	7,290	394,608
United Technologies Corp.	9,429	654,467

		2,304,946
Air Transport – 0.3%
FedEx Corp.	3,136	261,699
Southwest Airlines Co.	7,505	85,782

		347,481
Aluminum – 0.2%
Alcoa, Inc.	9,748	157,138

		157,138
Asset Management & Custodian – 0.8%
Federated Investors, Inc., Class B	896	24,640
Franklin Resources, Inc.	1,495	157,498
Invesco Ltd.	4,209	98,870
Janus Capital Group, Inc.	1,845	24,815
Legg Mason, Inc.	1,642	49,523
Northern Trust Corp.	2,448	128,275
State Street Corp.	4,971	216,437
T. Rowe Price Group, Inc.	2,593	138,077

		838,135
Auto Parts – 0.2%
Genuine Parts Co.	1,613	61,230
Johnson Controls, Inc.	6,738	183,543

		244,773
Auto Services – 0.0%
The Goodyear Tire & Rubber Co.(1)	2,446	34,489

		34,489
Automobiles – 0.3%
Ford Motor Co.(1)	33,257	332,570

		332,570
Back Office Support, HR, And Consulting – 0.4%
Automatic Data Processing, Inc.	5,072	217,183
Iron Mountain, Inc.(1)	1,822	41,469
Monster Worldwide, Inc.(1)	1,282	22,307
Paychex, Inc.	3,254	99,702
Robert Half International, Inc.	1,536	41,057

		421,718

December 31, 2009	Shares	Value
Banks: Diversified – 4.1%
Bank of America Corp.	100,056	$1,506,843
BB&T Corp.	6,899	175,028
Comerica, Inc.	1,531	45,272
Fifth Third Bancorp	7,986	77,863
First Horizon National Corp.(1)	2,246	30,095
Huntington Bancshares, Inc.	7,233	26,400
KeyCorp	8,910	49,450
M&T Bank Corp.	836	55,920
Marshall & Ilsley Corp.	5,106	27,828
PNC Financial Services Group, Inc.	4,640	244,946
Regions Financial Corp.	12,033	63,655
SunTrust Banks, Inc.	5,051	102,485
U.S. Bancorp	19,246	433,227
Wells Fargo & Co.	51,463	1,388,986
Zions Bancorporation	1,396	17,911

		4,245,909
Banks: Savings, Thrift & Mortgage Lending – 0.1%
Hudson City Bancorp, Inc.	4,784	65,684
People’s United Financial, Inc.	3,478	58,083

		123,767
Beverage: Brewers & Distillers – 0.2%
Brown-Forman Corp., Class B	1,118	59,891
Constellation Brands, Inc., Class A(1)	2,018	32,147
Molson Coors Brewing Co., Class B	1,579	71,308

		163,346
Beverage: Soft Drinks – 2.4%
Coca-Cola Enterprises, Inc.	3,214	68,137
Dr. Pepper Snapple Group, Inc.	2,571	72,759
Pepsi Bottling Group, Inc.	1,458	54,675
PepsiCo, Inc.	15,778	959,302
The Coca-Cola Co.	23,304	1,328,328

		2,483,201
Biotechnology – 1.6%
Amgen, Inc.(1)	10,127	572,884
Baxter International, Inc.	6,096	357,713
Biogen Idec, Inc.(1)	2,913	155,846
Celgene Corp.(1)	4,641	258,411
Cephalon, Inc.(1)	762	47,557
Genzyme Corp.(1)	2,730	133,797
Life Technologies Corp.(1)	1,786	93,283
Millipore Corp.(1)	566	40,950

		1,660,441
Building Materials – 0.1%
Masco Corp.	3,637	50,227
Vulcan Materials Co.	1,264	66,575

		116,802
Cable Television Services – 0.9%
Comcast Corp., Class A	28,633	482,752
DIRECTV, Class A(1)	9,502	316,892

8	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Cable Television Services (continued)
Scripps Networks Interactive, Inc., Class A	905	$37,557
Time Warner Cable, Inc.	3,556	147,183

		984,384
Casinos & Gambling – 0.1%
International Game Technology	2,997	56,254

		56,254
Chemicals: Diversified – 0.9%
Airgas, Inc.	824	39,222
E.I. du Pont de Nemours & Co.	9,075	305,555
Eastman Chemical Co.	736	44,337
Ecolab, Inc.	2,403	107,126
FMC Corp.	736	41,039
Sigma-Aldrich Corp.	1,222	61,748
The Dow Chemical Co.	11,506	317,911

		916,938
Chemicals: Speciality – 0.4%
Air Products & Chemicals, Inc.	2,127	172,415
International Flavors & Fragrances, Inc.	799	32,871
Praxair, Inc.	3,108	249,603

		454,889
Coal – 0.2%
CONSOL Energy, Inc.	1,831	91,184
Massey Energy Co.	864	36,297
Peabody Energy Corp.	2,715	122,745

		250,226
Commercial Services: Rental & Leasing – 0.0%
Ryder System, Inc.	567	23,343

		23,343
Commercial Vehicles & Parts – 0.1%
PACCAR, Inc.	3,681	133,510

		133,510
Communications Technology – 2.3%
Cisco Systems, Inc.(1)	57,883	1,385,719
Harris Corp.	1,329	63,194
JDS Uniphase Corp.(1)	2,196	18,117
Juniper Networks, Inc.(1)	5,319	141,858
QLogic Corp.(1)	1,199	22,625
QUALCOMM, Inc.	16,831	778,602
Tellabs, Inc.(1)	3,996	22,697

		2,432,812
Computer Services Software & Systems – 6.2%
Adobe Systems, Inc.(1)	5,245	192,911
Affiliated Computer Services, Inc., Class A(1)	1,000	59,690
Akamai Technologies, Inc.(1)	1,742	44,125
Autodesk, Inc.(1)	2,327	59,129
BMC Software, Inc.(1)	1,866	74,827
CA, Inc.	4,028	90,469

December 31, 2009	Shares	Value
Computer Services Software & Systems (continued)
Citrix Systems, Inc.(1)	1,862	$77,478
Cognizant Technology Solutions Corp., Class A(1)	2,969	134,496
Computer Sciences Corp.(1)	1,534	88,251
Compuware Corp.(1)	2,393	17,301
Google, Inc., Class A(1)	2,436	1,510,271
Intuit, Inc.(1)	3,271	100,452
McAfee, Inc.(1)	1,589	64,466
Microsoft Corp.	77,764	2,371,024
Novell, Inc.(1)	3,557	14,761
Oracle Corp.	39,313	964,741
Red Hat, Inc.(1)	1,903	58,803
SAIC, Inc.(1)	2,072	39,244
Salesforce.com, Inc.(1)	1,100	81,147
Symantec Corp.(1)	8,267	147,897
Teradata Corp.(1)	1,740	54,688
VeriSign, Inc.(1)	1,969	47,729
Yahoo! Inc.(1)	12,066	202,467

		6,496,367
Computer Technology – 5.7%
Apple, Inc.(1)	9,070	1,912,500
Dell, Inc.(1)	17,419	250,137
EMC Corp.(1)	20,475	357,698
Hewlett-Packard Co.	23,864	1,229,235
International Business Machines Corp.	13,220	1,730,498
NetApp, Inc.(1)	3,410	117,270
NVIDIA Corp.(1)	5,545	103,581
SanDisk Corp.(1)	2,299	66,648
Sun Microsystems, Inc.(1)	7,628	71,474
Western Digital Corp.(1)	2,274	100,397

		5,939,438
Consumer Electronics – 0.0%
Harman International Industries, Inc.	702	24,767

		24,767
Consumer Lending – 0.1%
SLM Corp.(1)	4,736	53,375

		53,375
Consumer Services: Miscellaneous – 0.5%
eBay, Inc.(1)	11,366	267,556
H & R Block, Inc.	3,389	76,659
Western Union Co.	6,904	130,140

		474,355
Containers & Packaging – 0.2%
Ball Corp.	951	49,167
Bemis Co., Inc.	1,088	32,259
Owens-Illinois, Inc.(1)	1,705	56,043
Pactiv Corp.(1)	1,333	32,179
Sealed Air Corp.	1,609	35,173

		204,821

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Copper – 0.3%
Freeport-McMoran Copper & Gold, Inc., Class B(1)	4,322	$347,013

		347,013
Cosmetics – 0.2%
Avon Products, Inc.	4,320	136,080
Estee Lauder Companies, Inc., Class A	1,195	57,790

		193,870
Diversified Financial Services – 4.1%
Ameriprise Financial, Inc.	2,582	100,233
Bank of New York Mellon Corp.	12,179	340,647
Capital One Financial Corp.	4,521	173,335
Citigroup, Inc.	196,339	649,882
JPMorgan Chase & Co.	39,678	1,653,382
Leucadia National Corp.(1)	1,921	45,701
Morgan Stanley	13,669	404,602
The Goldman Sachs Group, Inc.	5,176	873,916

		4,241,698
Diversified Manufacturing Operations – 3.0%
3M Co.	7,070	584,477
Danaher Corp.	2,626	197,475
Dover Corp.	1,886	78,477
Eaton Corp.	1,678	106,754
General Electric Co.	107,192	1,621,815
Honeywell International, Inc.	7,615	298,508
Illinois Tool Works, Inc.	3,900	187,161
ITT Corp.	1,849	91,969

		3,166,636
Diversified Media – 0.6%
News Corp., Class A	22,636	309,887
Time Warner, Inc.	11,724	341,637

		651,524
Diversified Retail – 2.6%
Amazon.com, Inc.(1)	3,354	451,180
Big Lots, Inc.(1)	834	24,169
Costco Wholesale Corp.	4,407	260,762
Family Dollar Stores, Inc.	1,429	39,769
J.C. Penney Co., Inc.	2,395	63,731
Kohl’s Corp.(1)	3,093	166,806
Macy’s, Inc.	4,258	71,364
Nordstrom, Inc.	1,668	62,683
Sears Holdings Corp.(1)	476	39,722
Target Corp.	7,557	365,532
Wal-Mart Stores, Inc.	21,439	1,145,915

		2,691,633
Drug & Grocery Store Chains – 1.1%
CVS Caremark Corp.	14,133	455,224
Safeway, Inc.	4,217	89,780
SUPERVALU, Inc.	2,156	27,403
The Kroger Co.	6,595	135,395
Walgreen Co.	9,927	364,520

December 31, 2009	Shares	Value
Drug & Grocery Store Chains (continued)
Whole Foods Market, Inc.(1)	1,423	$39,061

		1,111,383
Education Services – 0.1%
Apollo Group, Inc., Class A(1)	1,295	78,451
DeVry, Inc.	631	35,797

		114,248
Electronic Components – 0.4%
Amphenol Corp., Class A	1,734	80,076
Corning, Inc.	15,742	303,978
Molex, Inc.	1,378	29,696

		413,750
Electronic Entertainment – 0.1%
Electronic Arts, Inc.(1)	3,288	58,362

		58,362
Energy Equipment – 0.1%
First Solar, Inc.(1)	489	66,211

		66,211
Engineering & Contracting Services – 0.2%
Fluor Corp.	1,822	82,063
Jacobs Engineering Group, Inc.(1)	1,256	47,238
Quanta Services, Inc.(1)	2,124	44,264

		173,565
Entertainment – 0.8%
The Walt Disney Co.	18,817	606,848
Viacom, Inc., Class B(1)	6,142	182,602

		789,450
Environmental, Maintenance, And Security Services – 0.0%
Cintas Corp.	1,344	35,011

		35,011
Fertilizers – 0.5%
CF Industries Holdings, Inc.	483	43,846
Monsanto Co.	5,533	452,323

		496,169
Financial Data & Systems – 1.5%
American Express Co.	11,967	484,903
Discover Financial Services	5,425	79,802
Equifax, Inc.	1,273	39,323
Fidelity National Information Services, Inc.	3,313	77,657
Fiserv, Inc.(1)	1,561	75,677
MasterCard, Inc., Class A	972	248,812
Moody’s Corp.	1,989	53,305
The Dun & Bradstreet Corp.	527	44,463
Total System Services, Inc.	1,995	34,454
Visa, Inc., Class A	4,500	393,570

		1,531,966
Foods – 1.6%
Campbell Soup Co.	1,947	65,809
ConAgra Foods, Inc.	4,484	103,356

10	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Foods – (continued)
Dean Foods Co.(1)	1,838	$33,158
General Mills, Inc.	3,292	233,107
H.J. Heinz Co.	3,190	136,404
Hormel Foods Corp.	700	26,915
Kellogg Co.	2,592	137,894
Kraft Foods, Inc., Class A	14,921	405,553
McCormick & Co., Inc.	1,310	47,330
Mead Johnson Nutrition Co., Class A	2,000	87,400
Sara Lee Corp.	7,035	85,686
Sysco Corp.	5,964	166,634
The Hershey Co.	1,676	59,984
The J.M. Smucker Co.	1,200	74,100
Tyson Foods, Inc., Class A	3,095	37,976

		1,701,306
Forest Products – 0.1%
Weyerhaeuser Co.	2,140	92,320

		92,320
Forms And Bulk Printing Services – 0.0%
R.R. Donnelley & Sons Co.	2,080	46,322

		46,322
Fruit & Grain Processing – 0.2%
Archer-Daniels-Midland Co.	6,511	203,859

		203,859
Gas Pipeline – 0.3%
El Paso Corp.	7,104	69,832
EQT Corp.	1,325	58,194
Spectra Energy Corp.	6,541	134,156

		262,182
Gold – 0.2%
Newmont Mining Corp.	4,904	232,008

		232,008
Health Care Facilities – 0.1%
DaVita, Inc.(1)	1,058	62,147
Tenet Healthcare Corp.(1)	4,382	23,619

		85,766
Health Care Management Services – 0.9%
Aetna, Inc.	4,415	139,956
CIGNA Corp.	2,761	97,380
Coventry Health Care, Inc.(1)	1,515	36,799
Humana, Inc.(1)	1,719	75,447
UnitedHealth Group, Inc.	11,651	355,123
WellPoint, Inc.(1)	4,596	267,901

		972,606
Health Care Services – 0.7%
Express Scripts, Inc.(1)	2,779	240,245
IMS Health, Inc.	1,844	38,835
McKesson Corp.	2,694	168,375
Medco Health Solutions, Inc.(1)	4,795	306,448

		753,903

December 31, 2009	Shares	Value
Home Building – 0.1%
D.R. Horton, Inc.	2,796	$30,393
Lennar Corp., Class A	1,556	19,870
Pulte Homes, Inc.(1)	3,209	32,090

		82,353
Hotel/Motel – 0.2%
Marriott International, Inc., Class A	2,552	69,542
Starwood Hotels & Resorts Worldwide, Inc.	1,868	68,313
Wyndham Worldwide Corp.	1,807	36,447
Wynn Resorts Ltd.	698	40,644

		214,946
Household Appliances – 0.1%
Whirlpool Corp.	749	60,414

		60,414
Household Equipment & Products – 0.2%
Black & Decker Corp.	609	39,481
Fortune Brands, Inc.	1,530	66,096
Newell Rubbermaid, Inc.	2,811	42,193
Snap-On, Inc.	586	24,764
The Stanley Works	803	41,363

		213,897
Household Furnishings – 0.0%
Leggett & Platt, Inc.	1,581	32,252

		32,252
Insurance: Life – 0.7%
AFLAC, Inc.	4,702	217,468
Lincoln National Corp.	3,023	75,212
Principal Financial Group, Inc.	3,229	77,625
Prudential Financial, Inc.	4,678	232,777
Torchmark Corp.	836	36,742
Unum Group	3,357	65,529

		705,353
Insurance: Multi-Line – 0.8%
American International Group, Inc.(1)	1,339	40,143
Aon Corp.	2,765	106,010
Assurant, Inc.	1,197	35,288
Genworth Financial, Inc., Class A(1)	4,898	55,592
Loews Corp.	3,684	133,913
Marsh & McLennan Companies, Inc.	5,332	117,731
MetLife, Inc.	8,229	290,895
The Hartford Financial Services Group, Inc.	3,845	89,435

		869,007
Insurance: Property-Casualty – 0.8%
Cincinnati Financial Corp.	1,650	43,296
The Allstate Corp.	5,431	163,147
The Chubb Corp.	3,390	166,720
The Progressive Corp.(1)	6,873	123,645
The Travelers Companies, Inc.	5,466	272,535
XL Capital Ltd., Class A	3,465	63,514

		832,857

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Leisure Time – 0.3%
Carnival Corp.(1)	4,436	$140,577
Expedia, Inc.(1)	2,122	54,556
Priceline.com, Inc.(1)	440	96,140

		291,273
Luxury Items – 0.1%
Tiffany & Co.	1,257	54,051

		54,051
Machinery: Agricultural – 0.2%
Deere & Co.	4,280	231,505

		231,505
Machinery: Construction & Handling – 0.3%
Caterpillar, Inc.	6,256	356,529

		356,529
Machinery: Engines – 0.1%
Cummins, Inc.	2,043	93,692

		93,692
Medical & Dental Instruments & Supplies – 0.8%
Becton, Dickinson and Co.	2,419	190,762
Boston Scientific Corp.(1)	15,268	137,412
C.R. Bard, Inc.	984	76,654
DENTSPLY International, Inc.	1,500	52,755
Patterson Companies, Inc.(1)	949	26,553
St. Jude Medical, Inc.(1)	3,232	118,873
Stryker Corp.	2,858	143,957
Zimmer Holdings, Inc.(1)	2,171	128,328

		875,294
Medical Equipment – 0.9%
CareFusion Corp.(1)	1,836	45,918
Intuitive Surgical, Inc.(1)	384	116,475
Medtronic, Inc.	11,105	488,398
PerkinElmer, Inc.	1,183	24,358
Thermo Fisher Scientific, Inc.(1)	4,133	197,103
Varian Medical Systems, Inc.(1)	1,270	59,499

		931,751
Medical Services – 0.2%
Laboratory Corp. of America Holdings(1)	1,086	81,276
Quest Diagnostics, Inc.	1,580	95,401

		176,677
Metal Fabricating – 0.2%
Fastenal Co.	1,347	56,089
Precision Castparts Corp.	1,420	156,697

		212,786
Metals & Minerals: Diversified – 0.1%
Cliffs Natural Resources, Inc.	1,300	59,917
Titanium Metals Corp.(1)	843	10,554

		70,471
Office Supplies & Equipment – 0.2%
Avery Dennison Corp.	1,140	41,599

December 31, 2009	Shares	Value
Office Supplies & Equipment (continued)
Lexmark International Group, Inc., Class A(1)	790	$20,524
Pitney Bowes, Inc.	2,108	47,978
Xerox Corp.	8,812	74,549

		184,650
Offshore Drilling & Other Services – 0.1%
Diamond Offshore Drilling, Inc.	704	69,288

		69,288
Oil Well Equipment & Services – 1.7%
Baker Hughes, Inc.	3,137	126,986
BJ Services Co.	2,957	55,000
Cameron International Corp.(1)	2,466	103,079
FMC Technologies, Inc.(1)	1,240	71,721
Halliburton Co.	9,043	272,104
Nabors Industries Ltd.(1)	2,876	62,956
National-Oilwell Varco, Inc.	4,230	186,501
Rowan Companies, Inc.(1)	1,149	26,013
Schlumberger Ltd.	12,072	785,766
Smith International, Inc.	2,512	68,251

		1,758,377
Oil: Crude Producers – 2.7%
Anadarko Petroleum Corp.	4,959	309,541
Apache Corp.	3,371	347,786
Cabot Oil & Gas Corp.	1,048	45,682
Chesapeake Energy Corp.	6,499	168,194
Denbury Resources, Inc.(1)	2,521	37,311
Devon Energy Corp.	4,485	329,648
EOG Resources, Inc.	2,550	248,115
Noble Energy, Inc.	1,758	125,205
Occidental Petroleum Corp.	8,155	663,409
Pioneer Natural Resources Co.	1,165	56,118
Range Resources Corp.	1,594	79,461
Southwestern Energy Co.(1)	3,486	168,025
XTO Energy, Inc.	5,874	273,317

		2,851,812
Oil: Integrated – 5.9%
Chevron Corp.	20,171	1,552,965
ConocoPhillips	14,900	760,943
Exxon Mobil Corp.	47,754	3,256,345
Hess Corp.	2,945	178,173
Marathon Oil Corp.	7,174	223,972
Murphy Oil Corp.	1,935	104,877
Williams Companies, Inc.	5,905	124,478

		6,201,753
Oil: Refining And Marketing – 0.1%
Sunoco, Inc.	1,188	31,007
Tesoro Corp.	1,407	19,065
Valero Energy Corp.	5,699	95,458

		145,530

12	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Paints & Coatings – 0.2%
PPG Industries, Inc.	1,672	$97,879
The Sherwin-Williams Co.	998	61,527

		159,406
Paper – 0.2%
International Paper Co.	4,346	116,386
MeadWestvaco Corp.	1,733	49,616

		166,002
Personal Care – 2.4%
Clorox Co.	1,394	85,034
Colgate-Palmolive Co.	4,977	408,861
Kimberly-Clark Corp.	4,196	267,327
The Procter & Gamble Co.	29,360	1,780,097

		2,541,319
Pharmaceuticals – 6.8%
Abbott Laboratories	15,650	844,943
Allergan, Inc.	3,113	196,150
AmerisourceBergen Corp.	2,827	73,700
Bristol-Myers Squibb Co.	17,106	431,926
Cardinal Health, Inc.	3,637	117,257
Eli Lilly & Co.	10,243	365,778
Forest Laboratories, Inc.(1)	3,060	98,257
Gilead Sciences, Inc.(1)	9,142	395,666
Hospira, Inc.(1)	1,629	83,079
Johnson & Johnson	27,726	1,785,832
King Pharmaceuticals, Inc.(1)	2,508	30,773
Merck & Co., Inc.	30,719	1,122,472
Mylan, Inc.(1)	3,094	57,022
Pfizer, Inc.	81,161	1,476,319
Watson Pharmaceuticals, Inc.(1)	1,076	42,620

		7,121,794
Photography – 0.0%
Eastman Kodak Co.(1)	2,715	11,457

		11,457
Producer Durables: Miscellaneous – 0.1%
W.W. Grainger, Inc.	633	61,293

		61,293
Production Technology Equipment – 0.3%
Applied Materials, Inc.	13,502	188,218
KLA-Tencor Corp.	1,726	62,412
Novellus Systems, Inc.(1)	986	23,013
Teradyne, Inc.(1)	1,769	18,982

		292,625
Publishing – 0.2%
Gannett Co., Inc.	2,377	35,298
Meredith Corp.	367	11,322
The McGraw-Hill Companies, Inc.	3,189	106,863
The New York Times Co., Class A(1)	1,171	14,474
The Washington Post Co., Class B	63	27,695

		195,652

December 31, 2009	Shares	Value
Radio & Tv Broadcasters – 0.1%
CBS Corp., Class B	6,787	$95,357

		95,357
Railroads – 0.9%
Burlington Northern Santa Fe Corp.	2,650	261,343
CSX Corp.	3,970	192,505
Norfolk Southern Corp.	3,722	195,107
Union Pacific Corp.	5,107	326,338

		975,293
Real Estate – 0.0%
CB Richard Ellis Group, Inc., Class A(1)	2,730	37,046

		37,046
Real Estate Investment Trusts – 1.1%
Apartment Investment & Management Co., Class A	1,183	18,833
AvalonBay Communities, Inc.	809	66,427
Boston Properties, Inc.	1,403	94,099
Equity Residential	2,772	93,638
HCP, Inc.	2,964	90,521
Health Care REIT, Inc.	1,216	53,893
Host Hotels & Resorts, Inc.(1)	6,545	76,380
Kimco Realty Corp.	4,064	54,986
Plum Creek Timber Co., Inc.	1,646	62,153
ProLogis	4,794	65,630
Public Storage, Inc.	1,373	111,831
Simon Property Group, Inc.	2,897	231,181
Ventas, Inc.	1,577	68,978
Vornado Realty Trust	1,587	110,995

		1,199,545
Recreational Vehicles & Boats – 0.1%
Harley-Davidson, Inc.	2,375	59,850

		59,850
Restaurants – 1.0%
Darden Restaurants, Inc.	1,409	49,414
McDonald’s Corp.	10,764	672,104
Starbucks Corp.(1)	7,462	172,074
Yum! Brands, Inc.	4,717	164,953

		1,058,545
Scientific Instruments: Control & Filter – 0.3%
Flowserve Corp.	567	53,599
Pall Corp.	1,194	43,223
Parker Hannifin Corp.	1,631	87,878
Rockwell Automation, Inc.	1,437	67,510
Roper Industries, Inc.	900	47,133
Waters Corp.(1)	966	59,853

		359,196
Scientific Instruments: Electrical – 0.3%
Emerson Electric Co.	7,618	324,527

		324,527

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Scientific Instruments: Gauges & Meters – 0.1%
Agilent Technologies, Inc.(1)	3,494	$108,559

		108,559
Scientific Instruments: Pollution Control – 0.3%
Republic Services, Inc.	3,261	92,319
Stericycle, Inc.(1)	853	47,060
Waste Management, Inc.	4,997	168,948

		308,327
Securities Brokerage & Services – 0.6%
CME Group, Inc.	667	224,079
E*TRADE Financial Corp.(1)	15,683	27,445
IntercontinentalExchange, Inc.(1)	741	83,214
NYSE Euronext	2,632	66,590
The Charles Schwab Corp.	9,646	181,538
The NASDAQ OMX Group, Inc.(1)	1,431	28,362

		611,228
Semiconductors & Components – 2.1%
Advanced Micro Devices, Inc.(1)	5,678	54,963
Altera Corp.	2,971	67,234
Analog Devices, Inc.	2,946	93,035
Broadcom Corp., Class A(1)	4,364	137,248
Intel Corp.	55,530	1,132,812
Linear Technology Corp.	2,264	69,142
LSI Corp.(1)	6,592	39,618
MEMC Electronic Materials, Inc.(1)	2,270	30,917
Microchip Technology, Inc.	1,852	53,819
Micron Technology, Inc.(1)	8,573	90,531
National Semiconductor Corp.	2,371	36,419
Texas Instruments, Inc.	12,554	327,157
Xilinx, Inc.	2,790	69,917

		2,202,812
Specialty Retail – 1.8%
Abercrombie & Fitch Co., Class A	888	30,947
AutoNation, Inc.(1)	951	18,212
AutoZone, Inc.(1)	308	48,686
Bed, Bath & Beyond, Inc.(1)	2,652	102,447
Best Buy Co., Inc.	3,457	136,413
GameStop Corp., Class A(1)	1,671	36,662
Limited Brands, Inc.	2,705	52,044
Lowe’s Companies, Inc.	14,775	345,587
O’Reilly Automotive, Inc.(1)	1,382	52,682
Office Depot, Inc.(1)	2,778	17,918
RadioShack Corp.	1,265	24,668
Ross Stores, Inc.	1,223	52,234
Staples, Inc.	7,314	179,851
The Gap, Inc.	4,757	99,659
The Home Depot, Inc.	17,066	493,719
The TJX Companies, Inc.	4,195	153,327

		1,845,056

December 31, 2009	Shares	Value
Steel – 0.3%
AK Steel Holding Corp.	1,105	$23,592
Allegheny Technologies, Inc.	987	44,188
Nucor Corp.	3,185	148,580
United States Steel Corp.	1,451	79,979

		296,339
Technology: Miscellaneous – 0.0%
Jabil Circuit, Inc.	1,867	32,430

		32,430
Telecommunications Equipment – 0.3%
American Tower Corp., Class A(1)	3,992	172,494
Motorola, Inc.(1)	23,239	180,335

		352,829
Textiles Apparel & Shoes – 0.5%
Coach, Inc.	3,221	117,663
NIKE, Inc., Class B	3,936	260,052
Polo Ralph Lauren Corp.	587	47,535
VF Corp.	912	66,795

		492,045
Tobacco – 1.5%
Altria Group, Inc.	20,997	412,171
Lorillard, Inc.	1,573	126,202
Philip Morris International, Inc.	19,138	922,260
Reynolds American, Inc.	1,710	90,579

		1,551,212
Toys – 0.1%
Hasbro, Inc.	1,270	40,716
Mattel, Inc.	3,647	72,867

		113,583
Transportation Miscellaneous – 0.6%
Expeditors International of Washington, Inc.	2,152	74,739
United Parcel Service, Inc., Class B	9,943	570,430

		645,169
Truckers – 0.1%
C.H. Robinson Worldwide, Inc.	1,700	99,841

		99,841
Utilities: Electrical – 3.1%
Allegheny Energy, Inc.	1,720	40,386
Ameren Corp.	2,363	66,046
American Electric Power, Inc.	4,842	168,453
CMS Energy Corp.	2,329	36,472
Consolidated Edison, Inc.	2,769	125,796
Constellation Energy Group	2,033	71,501
Dominion Resources, Inc.	6,034	234,843
DTE Energy Co.	1,668	72,708
Duke Energy Corp.	13,154	226,380
Dynegy, Inc., Class A(1)	213	386
Edison International	3,294	114,565

14	The accompanying notes are an integral part of these financial statements.

RS S&P 500 INDEX VIP SERIES

December 31, 2009	Shares	Value
Utilities: Electrical (continued)
Entergy Corp.	1,835	$150,176
Exelon Corp.	6,668	325,865
FirstEnergy Corp.	3,082	143,159
FPL Group, Inc.	4,173	220,418
Northeast Utilities	1,756	45,287
Pepco Holdings, Inc.	2,237	37,694
PG&E Corp.	3,739	166,946
Pinnacle West Capital Corp.	1,026	37,531
PPL Corp.	3,804	122,907
Progress Energy, Inc.	2,822	115,730
Public Service Enterprise Group, Inc.	5,138	170,839
SCANA Corp.	1,100	41,448
Southern Co.	8,057	268,459
TECO Energy, Inc.	2,173	35,246
The AES Corp.(1)	6,754	89,896
Wisconsin Energy Corp.	1,174	58,501
Xcel Energy, Inc.	4,591	97,421

		3,285,059
Utilities: Gas Distributors – 0.3%
CenterPoint Energy, Inc.	3,928	56,995
Nicor, Inc.	456	19,198
NiSource, Inc.	2,782	42,787
Questar Corp.	1,776	73,829
Sempra Energy	2,490	139,390

		332,199
Utilities: Miscellaneous – 0.0%
Integrys Energy Group, Inc.	773	32,458

		32,458
Utilities: Telecommunications – 2.9%
AT&T, Inc.	59,295	1,662,039
CenturyTel, Inc.	3,015	109,173
Frontier Communications Corp.	3,168	24,742
MetroPCS Communications, Inc.(1)	2,633	20,090
Qwest Communications International, Inc.	14,988	63,099
Sprint Nextel Corp.(1)	30,045	109,965
Verizon Communications, Inc.	28,766	953,018
Windstream Corp.	4,507	49,532

		2,991,658
Total Common Stocks (Cost $74,688,918)		99,988,624

	Principal Amount	Value
U.S. Government Securities – 0.5%
U.S. Treasury Bills – 0.3%
United States Treasury Bill
0.305% due 8/26/2010(2)	$160,000	159,679
0.325% due 9/23/2010(2)	100,000	99,761

December 31, 2009	Principal Amount	Value
U.S. Treasury Bills (continued)
0.393% due 1/14/2010(2)	$100,000	$99,986

		359,426
U.S. Treasury Notes – 0.2%
U.S. Treasury Notes
1.00% due 8/31/2011(2)	75,000	75,038
3.125% due 5/15/2019(2)	145,000	137,319

		212,357
Total U.S. Government Securities (Cost $576,417)		571,783

	Principal Amount	Value
Repurchase Agreements – 3.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $3,737,000, due 1/4/2010(3)	3,737,000	3,737,000
Total Repurchase Agreements (Cost $3,737,000)		3,737,000
Total Investments - 99.9% (Cost $79,002,335)		104,297,407
Other Assets, Net - 0.1%		122,833
Total Net Assets - 100.0%		$104,420,240

(1)	Non-income producing security.
(2)	Security is segregated as collateral to cover margin requirements on open futures contracts.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	4.375%	7/17/2015	$3,813,775

The table below presents futures contracts as of December 31, 2009.

Description	Number of Contracts	Expiration	Face Value (000s)	Unrealized Appreciation
Purchased Futures Contracts
S&P 500 E Mini Index	75	3/19/2010	$4,165	$82,804

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — RS S&P 500 INDEX VIP SERIES

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Common Stocks	$99,988,624	$—	$—	$99,988,624

U.S. Government Securities	—	571,783	—	571,783

Repurchase Agreements	—	3,737,000	—	3,737,000

Other Financial Instruments

Financial Futures Contracts	82,804	—	—	82,804

Total	$100,071,428	$4,308,783	$—	$104,380,211

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$104,297,407
Cash and cash equivalents	183
Dividends/interest receivable	192,915
Receivable for investments sold	58,463
Receivable for fund shares subscribed	35,625
Due from distributor	4,609

Total Assets	104,589,202

Liabilities
Payable for investments purchased	48,420
Payable for variation margin	42,750
Payable to adviser	31,146
Payable for fund shares redeemed	6,201
Accrued trustees’ fees	2,838
Accrued expenses/other liabilities	37,607

Total Liabilities	168,962

Total Net Assets	$104,420,240

Net Assets Consist of:
Paid-in capital	$241,742,802
Distributions in excess of net investment income	—
Accumulated net realized loss from investments and futures contracts	(162,700,438)
Net unrealized appreciation on investments and futures contracts	25,377,876

Total Net Assets	$104,420,240

Investments, at Cost	$79,002,335

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	12,928,424
Net Asset Value Per Share	$8.08

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$3,677,112
Interest	6,716
Withholding taxes on foreign dividends	(141)

Total Investment Income	3,683,687

Expenses
Investment advisory fees	398,674
Custodian fees	58,410
Professional fees	39,226
Administrative service fees	32,254
Trustees’ fees	10,943
Shareholder reports	8,381
Other expenses	24,971

Total Expenses	572,859

Less: Expense waiver by distributor	(126,471)
Less: Custody credits	(91)

Total Expenses, Net	446,297

Net Investment Income	3,237,390

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Futures Contracts
Net realized loss from investments	(11,338,733)
Net realized gain from futures contracts	1,422,604
Net change in unrealized appreciation/depreciation on investments	45,374,618
Net change in unrealized appreciation/depreciation on futures contracts	(32,506)

Net Gain on Investments and Futures Contracts	35,425,983

Net Increase in Net Assets Resulting from Operations	$38,663,373

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$3,237,390	$4,782,658
Net realized loss from investments and futures contracts	(9,916,129)	(22,998,199)
Net change in unrealized appreciation/depreciation on investments and futures contracts	45,342,112	(88,102,084)

Net Increase/(Decrease) in Net Assets Resulting from Operations	38,663,373	(106,317,625)

Distributions to Shareholders
Net investment income	(3,271,843)	(4,857,394)

Total Distributions	(3,271,843)	(4,857,394)

Capital Share Transactions
Proceeds from sales of shares	14,461,577	27,355,671
Reinvestment of distributions	3,271,843	4,857,394
Cost of shares redeemed	(107,543,128)	(45,136,865)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(89,809,708)	(12,923,800)

Net Decrease in Net Assets	(54,418,178)	(124,098,819)

Net Assets
Beginning of year	158,838,418	282,937,237

End of year	$104,420,240	$158,838,418

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(13,156)

Other Information:
Shares
Sold	2,271,009	3,285,277
Reinvested	407,452	760,156
Redeemed	(14,095,408)	(6,115,866)

Net Decrease	(11,416,947)	(2,070,433)

18	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

19

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$6.52	$0.15	$1.56	$1.71	$(0.15)	$—	$(0.15)
Year Ended 12/31/08	10.71	0.21	(4.19)	(3.98)	(0.21)	—	(0.21)
Year Ended 12/31/07	10.36	0.19	0.35	0.54	(0.19)	—	(0.19)
Year Ended 12/31/06	9.12	0.16	1.24	1.40	(0.16)	—	(0.16)
Year Ended 12/31/05	8.86	0.14	0.26	0.40	(0.14)	—	(0.14)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS S&P 500 INDEX VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$8.08	26.25%	$104,420	0.28%	0.36%	2.03%	1.95%	5%
6.52	(37.16)%	158,838	0.28%	0.35%	2.02%	1.95%	8%
10.71	5.22%	282,937	0.28%	0.35%	1.72%	1.65%	3%
10.36	15.46%	268,391	0.28%	0.36%	1.72%	1.64%	2%
9.12	4.54%	219,529	0.28%	0.37%	1.61%	1.52%	2%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS S&P 500 Index VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable. The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Future contracts shall be valued at the settlement prices established each day by the boards of trade or exchange on which they are traded.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity an the asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

22

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

23

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

d. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

e. Derivative Instruments and Hedging Activities The Fund adopted Financial Accounting Standards Board Codification Topic 815, effective January 1, 2009. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities.

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure at December 31, 2009.

Derivative Instrument Type	Statement of Assets and Liabilities Location	Value
Financial Futures Contracts	Net unrealized appreciation on investments and futures contracts*	$82,804

*	The cumulative appreciation of financial futures contracts is reported in the notes to the Schedule of Investments. Only the daily change in variation margin as of the reporting date is presented in the Statement of Assets and Liabilities. See Note 1d for additional information on futures contracts.

The following is a summary of the effect of the Fund’s derivative instruments on the Statement of Operations for the year ended December 31, 2009.

Derivative Instrument Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Amount
Financial Futures Contracts	Net realized gain from futures contracts	$1,422,604
	Net change in unrealized appreciation/depreciation on futures contracts	$(32,506)

The Fund held an average face value of $2,883,000 S&P 500 E Mini Futures Contracts during the year ended December 31, 2009.

The Fund may, but will not necessarily, enter into derivative transactions, such as financial futures contracts, as a substitute for the purchase or sale of securities or when there is significant cash received from fund shares sold.

f. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

24

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.25%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.2375% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2010, expense limitations have been imposed whereby RS Investments and certain affiliates including GIS have agreed to limit the Fund’s total annual fund operating expenses to 0.28% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the year ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income		Long-Term Capital Gain
2009	2008	2009	2008
$3,271,843	$4,857,394	$—	$—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in-Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
$(49,289)	$47,609	$1,680

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2010	$112,662,870
2011	11,938,809
2013	549,960
2016	7,289,622
2017	17,812,055

Total	$150,253,316

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $4,294,385.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $87,072,265. The gross unrealized appreciation and depreciation on investments, on a tax basis, at

25

NOTES TO FINANCIAL STATEMENTS — RS S&P 500 INDEX VIP SERIES

December 31, 2009, aggregated $25,325,657 and $(8,100,515), respectively, resulting in net unrealized appreciation of $17,225,142.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $8,240,377 and $93,611,732, respectively, for the year ended December 31, 2009.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS S&P 500 Index VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS S&P 500 Index VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

34

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS International Growth VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INTERNATIONAL GROWTH VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS International Growth VIP Series Commentary

•

International equity markets got off to a dismal start in 2009, but rallied mid-year, buoyed by coordinated global government stimulus efforts. The rate of market recovery began to level off toward the end of the year, however.

•

For the twelve-month period, RS International Growth VIP Series delivered strong absolute returns, while also outperforming both of the Fund’s benchmarks, the MSCI EAFE Index[2] and the MSCI EAFE Growth Index[3].

Market Overview

While it felt quite brave to be optimistic at the start of 2009, it seemed the obvious thing to be: confidence was at rock-bottom, policy measures were assumed to be completely ineffective, and it appeared to us that markets had become impervious to readily available evidence that the real world was much more resilient and robust than most of the financial sector had proven to be. It seemed that investors and financial markets were generating so much noise that it had drowned out the rest of the world.

The situation is more balanced now. Market indices have rebounded strongly from the low points reached last March — improvement that was all the more vigorous coming as a reaction against excessive pessimism. Investor confidence has also been boosted by growing signs of economic improvement, a turn in the inventory cycle, and an acceptance that, after several false starts, quantitative central bank easing is finally having the desired effect. Company profits have also been stronger than many anticipated at the start of the year. This is partly because expectations were so low, but also reflects the effects of aggressive cost-cutting.

Fund Performance Overview

RS International Growth VIP Series returned 38.98% for the twelve-month period ended December 31, 2009. This compared with a 32.46% return for the MSCI EAFE Index and a 29.91% return for the MSCI EAFE Growth Index.

As bottom-up investors, we continue to select investments for the Fund on a stock-by-stock basis. Consequently, the Fund’s relative regional and sector weightings are primarily the result of our stock selection process, rather than broad allocation decisions.

Exposure to emerging markets was particularly positive for the Fund’s twelve-month performance, as many of these economies emerged earlier and stronger from the economic downturn. Stock selection was strong within the financials, energy, and industrial sectors, and stock selection within European countries was beneficial to both absolute and relative returns.

Outlook

Our view is broadly optimistic. We believe that the prospects for growth remain clearest in the emerging world. Nonetheless, we feel there is mounting evidence that many developed economies may also recover more quickly than expected.

Looking at emerging countries, we believe the shift to domestic growth in China is happening faster than it could have without the crisis. The Indian economy is also growing strongly, while Brazil is now lending to the IMF.

In the developed world, the corporate sector has come through the crisis in surprisingly robust shape, and we believe that a revival in capital expenditures and a recovery in employment may be closer than many expect.

We recognize that problems remain, but we believe they are mainly toxic legacies from the past, rather than portents for the future. Recessions are a cruel sorting process and some companies and countries may not really recover. That said, we continue to be generally optimistic and to expect the next decade to be better for equity investments than the last.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

3

RS INTERNATIONAL GROWTH VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty, and greater volatility.

4

RS INTERNATIONAL GROWTH VIP SERIES

Total Net Assets: $249,066,849

Geographical Location[1]

Top Ten Holdings[1]

Holding	Country	% of Total Net Assets
Nestle S.A.	Switzerland	2.64%
Svenska Handelsbanken AB, Class A	Sweden	2.63%
Groupe Bruxelles Lambert S.A.	Belgium	2.37%
L’Oreal S.A.	France	2.22%
Atlas Copco AB, Class B	Sweden	2.17%
Total S.A.	France	2.05%
Japan Tobacco, Inc.	Japan	2.00%
Canon, Inc.	Japan	1.88%
Roche Holding AG	Switzerland	1.69%
Essilor International S.A.	France	1.69%
Total		21.34%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Morgan Stanley Capital International (MSCI) Index for Europe, Australasia, and Far East (EAFE) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Unlike the Fund, the index does not incur fees or expenses.
3	The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS INTERNATIONAL GROWTH VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS International Growth VIP Series	2/8/91	38.98%	-3.21%	5.36%	0.32%	7.42%
MSCI EAFE Index[2]		32.46%	-5.57%	4.02%	1.58%	5.96%
MSCI EAFE Growth Index[3]		29.91%	-4.41%	4.02%	-1.00%	4.13%

Since inception performance for the indices is measured from 1/31/91, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS International Growth VIP Series, in the MSCI EAFE Index, and in the MSCI EAFE Growth Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends. The MSCI EAFE Index was added on May 1, 2009 to RS International Growth VIP Series for a general comparison to an additional broad based international index.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford International Growth Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.91%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,248.50	$5.08	0.90%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.68	$4.57	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 96.6%
Australia – 6.6%
AMP Ltd.	208,540	$1,259,654
Aristocrat Leisure Ltd.	420,461	1,506,264
Australia & New Zealand Banking Group Ltd.	131,593	2,681,662
BHP Billiton Ltd.	81,188	3,106,800
Brambles Ltd.	466,378	2,828,545
Wesfarmers Ltd.	74,877	2,093,178
Woolworths Ltd.	117,598	2,949,458

		16,425,561
Belgium – 2.4%
Groupe Bruxelles Lambert S.A.	62,539	5,905,288

		5,905,288
Denmark – 5.7%
A.P. Moller-Maersk A/S, Class B	206	1,447,334
Carlsberg A/S, Class B	54,115	3,983,653
Danisco A/S	33,282	2,220,554
DSV A/S(1)	120,500	2,183,802
Jyske Bank A/S(1)	69,472	2,694,778
Novozymes A/S, Class B	17,134	1,782,581

		14,312,702
Finland – 2.4%
Kone Oyj, Class B	84,787	3,633,457
Sampo Oyj, A Shares	93,538	2,278,584

		5,912,041
France – 8.6%
Essilor International S.A.	70,341	4,207,205
L’Oreal S.A.	49,406	5,517,951
Legrand S.A.	78,839	2,194,221
Neopost S.A.	13,979	1,153,763
Sanofi-Aventis	40,230	3,163,802
Total S.A.	79,613	5,113,538

		21,350,480
Germany – 4.2%
Adidas AG	34,909	1,890,861
Celesio AG	95,311	2,413,310
Deutsche Boerse AG	22,742	1,883,257
Deutsche Post AG	118,085	2,282,205
SAP AG	41,100	1,959,367

		10,429,000
Hong Kong – 4.6%
BOC Hong Kong Holdings Ltd.	1,594,500	3,598,603
Cheung Kong Holdings Ltd.	157,000	2,025,522
Esprit Holdings Ltd.	238,755	1,584,059
Hang Lung Properties Ltd.	281,000	1,101,619
Hong Kong Exchanges & Clearing Ltd.	92,600	1,647,575
Midland Holdings Ltd.	1,734,000	1,491,594

		11,448,972

December 31, 2009	Shares	Value
India – 0.9%
Cairn Energy PLC(1)	395,680	$2,118,192

		2,118,192
Ireland – 0.2%
Allied Irish Banks PLC(1)	254,080	434,714

		434,714
Italy – 0.6%
Intesa Sanpaolo(1)	336,090	1,512,412

		1,512,412
Japan – 19.9%
AEON Co. Ltd.	255,400	2,072,986
Asahi Breweries Ltd.	114,100	2,101,416
Canon, Inc.	109,800	4,670,723
Chugai Pharmaceutical Co. Ltd.	56,700	1,059,811
Hitachi High-Technologies Corp.	53,600	1,063,444
INPEX Corp.	344	2,601,020
Japan Petroleum Exploration Co. Ltd.	12,100	533,523
Japan Tobacco, Inc.	1,472	4,970,195
Kao Corp.	118,200	2,770,219
Kyocera Corp.	26,000	2,289,830
Mitsubishi Electric Corp.(1)	241,000	1,790,306
Mitsui & Co. Ltd.	136,000	1,929,311
Mitsui O.S.K. Lines Ltd.	119,000	628,638
Mitsui Sumitomo Insurance Group Holdings, Inc.	75,500	1,928,360
Olympus Corp.	80,000	2,579,279
Rakuten, Inc.	2,696	2,052,545
Rohm Co. Ltd.	20,000	1,305,258
SBI Holdings, Inc.	5,646	1,010,824
SMC Corp.	13,500	1,541,456
Sumitomo Realty & Development Co. Ltd.	126,000	2,378,564
Tokio Marine Holdings, Inc.	127,200	3,471,186
Tokyo Electron Ltd.	13,100	840,863
Toyota Motor Corp.	28,500	1,201,587
Trend Micro, Inc.	29,500	1,120,534
Yamaha Motor Co. Ltd.(1)	120,400	1,522,713

		49,434,591
Netherlands – 2.3%
ASML Holding N.V.	71,200	2,430,898
Heineken Holding N.V.	80,292	3,358,062

		5,788,960
Norway – 1.1%
Seadrill Ltd.	107,066	2,724,069

		2,724,069
People’s Republic of China – 0.5%
China Merchants Bank Co. Ltd., H shares	489,000	1,272,329

		1,272,329

8	The accompanying notes are an integral part of these financial statements.

RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2009	Shares	Value
Russia – 0.6%
OAO Gazprom, ADR	63,250	$1,597,196

		1,597,196
Singapore – 1.8%
DBS Group Holdings Ltd.	247,000	2,685,131
Keppel Corp. Ltd.	305,000	1,776,666

		4,461,797
South Korea – 0.9%
Samsung Electronics Co. Ltd.	3,200	2,194,335

		2,194,335
Spain – 0.8%
Corporacion Financiera Alba S.A.	37,858	1,976,869

		1,976,869
Sweden – 5.4%
Atlas Copco AB, Class B	415,331	5,415,532
Investor AB, Class B	84,646	1,567,837
Svenska Handelsbanken AB, Class A	230,310	6,561,483

		13,544,852
Switzerland – 10.0%
Geberit AG	14,434	2,558,842
Nestle S.A.	135,480	6,575,331
Roche Holding AG	24,637	4,213,242
Schindler Holding AG	43,320	3,317,017
Swiss Re (Reg S)	42,852	2,052,809
Swisscom AG	6,488	2,477,847
UBS AG(1)	237,813	3,703,275

		24,898,363
Taiwan – 1.7%
Hon Hai Precision Industry Co. Ltd., GDR (Reg S)	226,278	2,148,183
Taiwan Semiconductor Mfg. Co. Ltd., ADR	192,066	2,197,235

		4,345,418
United Kingdom – 15.4%
Amec PLC	117,147	1,492,512
ASOS PLC(1)	143,700	1,128,930
Autonomy Corp. PLC(1)	23,867	579,597
BG Group PLC	159,790	2,885,216
Cadbury PLC	91,000	1,170,043
Capita Group PLC	163,919	1,982,029
GlaxoSmithKline PLC	188,677	4,001,067
Hays PLC	699,000	1,168,884
Imperial Tobacco Group PLC	121,400	3,829,853
Intertek Group PLC	48,000	970,181
John Wood Group PLC	392,018	1,947,705
Johnson Matthey PLC	50,616	1,248,618
Lonmin PLC(1)	38,609	1,213,386
Pearson PLC	52,100	747,009
Reed Elsevier PLC	247,695	2,033,466

December 31, 2009	Shares	Value
Royal Dutch Shell PLC, Class A	58,500	$1,770,225
SABMiller PLC	37,000	1,087,583
Smith & Nephew PLC	148,000	1,522,388
Standard Chartered PLC	121,000	3,054,756
The Weir Group PLC	107,700	1,242,049
Vodafone Group PLC	1,452,800	3,364,269

		38,439,766
Total Common Stocks (Cost $195,087,027)		240,527,907

	Shares	Value
Preferred Stocks – 1.7%
Brazil – 1.7%
Itau Unibanco Holding S.A., ADR	84,540	1,930,894
Petroleo Brasileiro S.A., ADR	56,900	2,411,991

		4,342,885
Total Preferred Stocks (Cost $1,947,655)		4,342,885

	Principal Amount	Value
Repurchase Agreements – 1.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2009, maturity value of $3,990,002, due 1/4/2010(2)	$3,990,000	3,990,000
Total Repurchase Agreements (Cost $3,990,000)		3,990,000
Total Investments - 99.9% (Cost $201,024,682)		248,860,792
Other Assets, Net - 0.1%		206,057
Total Net Assets - 100.0%		$249,066,849

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Note	3.25%	12/31/2016	$4,074,213

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS INTERNATIONAL GROWTH VIP SERIES

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total

Common Stocks	$4,345,418	$236,182,489	*	$—	$240,527,907

Preferred Stocks	4,342,885	—		—	4,342,885

Repurchase Agreements	—	3,990,000		—	3,990,000

Total	$8,688,303	$240,172,489		$—	$248,860,792

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$248,860,792
Cash and cash equivalents	458
Dividends/interest receivable	504,119
Receivable for fund shares subscribed	11,145

Total Assets	249,376,514

Liabilities
Payable to adviser	168,103
Payable for fund shares redeemed	90,758
Accrued trustees’ fees	3,802
Accrued expenses/other liabilities	47,002

Total Liabilities	309,665

Total Net Assets	$249,066,849

Net Assets Consist of:
Paid-in capital	$228,187,384
Distributions in excess of net investment income	(317,351)
Accumulated net realized loss from investments and foreign currency transactions	(26,644,454)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	47,841,270

Total Net Assets	$249,066,849

Investments, at Cost	$201,024,682

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	14,221,759
Net Asset Value Per Share	$17.51

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$6,104,616
Interest	434
Withholding taxes on foreign dividends	(538,047)

Total Investment Income	5,567,003

Expenses
Investment advisory fees	1,676,475
Custodian fees	114,158
Professional fees	45,343
Administrative service fees	42,979
Trustees’ fees	13,893
Shareholder reports	6,904
Other expenses	21,414

Total Expenses	1,921,166

Less: Custody credits	(160)

Total Expenses, Net	1,921,006

Net Investment Income	3,645,997

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(19,869,731)
Net realized gain from foreign currency transactions	1,675
Net change in unrealized appreciation/depreciation on investments	88,956,047
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	20,768

Net Gain on Investments and Foreign Currency Transactions	69,108,759

Net Increase in Net Assets Resulting from Operations	$72,754,756

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$3,645,997	$5,233,437
Net realized gain/(loss) from investments and foreign currency transactions	(19,868,056)	4,100,375
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	88,976,815	(142,864,324)

Net Increase/(Decrease) in Net Assets Resulting from Operations	72,754,756	(133,530,512)

Distributions to Shareholders
Net investment income	(3,899,616)	(5,010,386)
Net realized gain on investments	(105,017)	(6,314,872)

Total Distributions	(4,004,633)	(11,325,258)

Capital Share Transactions
Proceeds from sales of shares	25,330,021	49,086,660
Reinvestment of distributions	4,004,633	11,325,258
Cost of shares redeemed	(37,765,850)	(45,827,254)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(8,431,196)	14,584,664

Increase from Regulatory Settlement	51,253	—

Net Increase/(Decrease) in Net Assets	60,370,180	(130,271,106)

Net Assets
Beginning of year	188,696,669	318,967,775

End of year	$249,066,849	$188,696,669

Distributions in Excess of Net Investment Income Included in Net Assets	$(317,351)	$(132,135)

Other Information:
Shares
Sold	1,887,140	2,949,692
Reinvested	234,875	915,543
Redeemed	(2,631,238)	(2,373,461)

Net Increase/(Decrease)	(509,223)	1,491,774

12	The accompanying notes are an integral part of these financial statements.

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13

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$12.81	$0.26	$4.73	$4.99	$(0.28)	$(0.01)	$(0.29)
Year Ended 12/31/08	24.09	0.42	(10.88)	(10.46)	(0.36)	(0.46)	(0.82)
Year Ended 12/31/07	21.69	0.29	2.94	3.23	(0.83)	—	(0.83)
Year Ended 12/31/06	17.80	0.20	3.92	4.12	(0.23)	—	(0.23)
Year Ended 12/31/05	15.60	0.22	2.24	2.46	(0.26)	—	(0.26)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INTERNATIONAL GROWTH VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$17.51	38.98%	$249,067	0.92%	0.92%	1.74%	1.74%	23%
12.81	(43.28)%	188,697	0.91%	0.91%	2.03%	2.03%	38%
24.09	15.02%	318,968	0.96%	0.96%	1.14%	1.14%	27%
21.69	23.43%	280,371	1.04%	1.04%	1.06%	1.06%	22%
17.80	16.02%	210,859	1.05%	1.05%	1.30%	1.30%	28%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS International Growth VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

16

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

g. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

h. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

i. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

j. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

k. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund borrowed from the facility as follows:

Amount Outstanding at 12/31/09	Average Borrowing*	Average Interest Rate*
$—	$2,933,312	0.76%

*	For the year ended December 31, 2009, based on the number of days borrowings were outstanding.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.80%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

18

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at an annual rate of 0.76% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the annual rate of 0.40% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through December 31, 2009, an expense limitation was imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 1.04% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income		Long-Term Capital Gain
2009	2008	2009	2008
$3,899,693	$5,010,386	$104,940	$6,314,872

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(51,253)	$68,403	$(17,150)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$279,763

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009, were $26,122,288, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $522,163.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $201,621,798. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $64,797,923 and $(17,558,929), respectively, resulting in net unrealized appreciation of $47,238,994.

19

NOTES TO FINANCIAL STATEMENTS — RS INTERNATIONAL GROWTH VIP SERIES

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $46,307,320 and $52,928,813, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Regulatory Settlement

During the year ended December, 31, 2009, the Fund received a payment of $51,253 relating to a certain regulatory settlement which was distributed at the direction of the Securities and Exchange Commission. This payment is presented as “Increase from Regulatory Settlement” on the Statement of Changes in Net Assets and resulted in less than a $0.01 impact to net asset value per share as well as a less than 0.01% performance impact to the total return for the year ended December 31, 2009.

Note 6. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS International Growth VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS International Growth VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

21

TAX DESIGNATION (UNAUDITED)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2009, the total foreign taxes expected to be passed-through to shareholders were $479,323 on foreign source income of $5,468,251.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Emerging Markets VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments, Guardian Baillie Gifford Limited or Baillie Gifford Overseas Limited. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS EMERGING MARKETS VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund Prospectus or visit our Web site at www.guardianinvestor.com.

RS Emerging Markets VIP Series Commentary

•

While international equity markets got off to a dismal start in 2009, they rebounded strongly mid-year, buoyed by coordinated global government stimulus efforts. Performance was particularly strong in the emerging markets, which delivered their strongest annual returns on record.

•	RS Emerging Markets VIP Series delivered robust absolute returns for the period, while also outperforming its benchmark, the MSCI Emerging Markets Index[2].

•	The Fund’s strong relative and absolute performance throughout 2009 reflected stock selection, rather than any particular theme, macro viewpoint or sector or country positioning.

Market Overview

Since the lows of March 2009, stock markets in the emerging economies have enjoyed strong rallies, fueled by cash-rich domestic consumer markets and, in aggregate, healthier corporate balance sheets than those of companies in the more developed economies. In particular, the stock markets of India, Brazil, Indonesia, and Russia all doubled in market capitalization over the past year.

We believe share price performance in these markets has been supported by investor confidence in the abilities of these emerging economies to not only withstand but blossom in this difficult macro environment. Having entered the downturn in decent shape, these economies have found their scope for implementing centralized fiscal and monetary stimulus to be unprecedented, both relative to their own histories and to the current capabilities of their developed market peers. Crucially, we believe their ability to lower interest rates and stimulate their economies from reserves rather than by borrowing from the credit markets has been a key differentiating factor. Nonetheless, there are still meaningful risks present in some markets, as the recent crisis in Dubai highlights.

Fund Performance Overview

RS Emerging Markets VIP Series returned 96.37% for the twelve-month period ended December 31, 2009, outperforming a 79.02% return by the MSCI Emerging Markets Index.

Among the contributors to the Fund’s relative performance for the year were companies as diverse as

BYD (a Chinese battery and auto producer), OGX (a Brazilian exploration and production-focused oil company), Garanti Bankasi (a Turkish bank), and Jindal Steel and Power (an Indian steel and power producer).

Throughout the year, the overall shape of the portfolio has remained relatively consistent, both in terms of its bias toward many of the more pro-cyclical sectors (information technology, consumer discretionary, and financials) and its overweight positions in some of the smaller emerging economies, such as Indonesia and Turkey. The Fund has also benefited from its increased relative positions in both India and China, two markets where we have found what we believe are many attractive new investment ideas.

In terms of positioning, we have recently been reducing holdings that we felt were no longer as attractively valued, following their strong share price performance of the past year.

Outlook

We believe that the fact that recent events in Dubai failed to cause more than a temporary wobble in emerging stock market performance perhaps highlights a renewed willingness on the part of investors to look beyond the weaknesses of individual countries, and instead judge each investment opportunity on its own merits. Nonetheless, the year ahead may bring a different collection of challenges, as policymakers negotiate the winding down of their stimulus programs, and while investors grapple with valuations that, in some cases, have moved considerably higher in a short time. Despite this appreciation, most emerging market shares still trade at a modest discount to their developed market counterparts — a gap that we believe should narrow over time. We would still argue, however, that emerging market share prices are not yet in bubble territory.

Inflationary concerns are gathering force and are likely to persist. The dilemma for most emerging market central bankers is how to cool domestic inflation and asset prices without attracting further capital flows. We believe India and South Korea are the most likely candidates to raise interest rates. Additionally, Brazil’s yield curve is pricing in the largest interest rate hikes of all emerging market countries, even though drastic monetary policy tightening there seems unlikely in our view. Higher interest rates would heighten upward pressure on emerging market currencies — an outcome that many policymakers seem inclined to avoid.

3

RS EMERGING MARKETS VIP SERIES

The emerging economies as a whole grew by around 2% in 2009, compared with an average 0.3% economic contraction in the developed economies for the same period. The resilience of these emerging economies marks a departure from their boom-and-bust of cycles of the past, when emerging markets were often the source of global economic instability. We believe that recent performance lends credence to the view that, with some exceptions, the emerging markets should grow at a faster pace than the global economy over the longer term.

As with all mutual funds, the value of an investment in the Fund could decline, so you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security. These risks are even greater when investing in emerging markets. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our Web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussion of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. International investing involves special risks, which include changes in currency rates, foreign taxation and differences in auditing standards and securities regulations, political uncertainty and greater volatility. These risks are even greater when investing in emerging markets.

4

RS EMERGING MARKETS VIP SERIES

Total Net Assets: $147,952,953

Geographical Location[1]

Top Ten Holdings[1]

Company	Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	South Korea	3.34%
Petroleo Brasileiro S.A., ADR	Brazil	2.73%
OGX Petroleo e Gas Participacoes S.A.	Brazil	2.66%
Dragon Oil PLC	Other Emerging Markets Countries	2.56%
SINA Corp.	People’s Republic of China	2.37%
Hon Hai Precision Industry Co. Ltd.	Taiwan	2.26%
Turkiye Garanti Bankasi A.S.	Turkey	2.16%
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	2.15%
Vale S.A., ADR	Brazil	2.03%
Jindal Steel & Power Ltd.	India	1.92%
Total		24.18%

1	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
2	The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees.

5

RS EMERGING MARKETS VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Emerging Markets VIP Series	10/17/94	96.37%	7.37%	18.83%	12.47%	10.46%
MSCI EM Index[2]		79.02%	5.42%	15.88%	10.11%	6.12%

Since inception performance for the index is measured from 9/30/94, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in the RS Emerging Markets VIP Series and the MSCI EM Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Baillie Gifford Emerging Markets Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 1.18%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,367.80	$7.24	1.21%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.09	$6.18	1.21%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 90.8%
Brazil – 9.2%
B2W Companhia Global do Varejo	37,500	$1,029,581
BM&F BOVESPA S.A.	107,900	759,204
Lojas Renner S.A.	34,600	781,034
OGX Petroleo e Gas Participacoes S.A.	400,000	3,928,777
Petroleo Brasileiro S.A., ADR	84,724	4,039,640
Vale S.A., ADR	103,700	3,010,411

		13,548,647
India – 10.2%
ACC Ltd.	45,000	844,397
Cairn Energy PLC(1)	300,000	1,605,989
Hero Honda Motors Ltd.	37,500	1,384,097
Housing Development Finance Corp. Ltd.	26,700	1,534,606
Infrastructure Development Finance Co. Ltd.	325,900	1,079,681
Jindal Steel & Power Ltd.	188,051	2,839,144
Mahindra & Mahindra Ltd.	103,400	2,402,248
Reliance Capital Ltd.	111,650	2,049,366
Reliance Industries Ltd.	57,916	1,356,730

		15,096,258
Indonesia – 3.4%
PT Astra International Tbk	558,500	2,053,266
PT Bank Mandiri	2,767,500	1,364,043
PT Bank Rakyat Indonesia	2,062,500	1,657,699

		5,075,008
Malaysia – 0.5%
Public Bank Berhad	228,600	751,446

		751,446
Mexico – 4.6%
America Movil S.A.B. de C.V., ADR, Series L	54,300	2,551,014
Fomento Economico Mexicano S.A.B. de C.V., ADR	29,100	1,393,308
Grupo Financiero Banorte S.A.B. de C.V.	323,436	1,166,466
Wal-Mart de Mexico S.A.B. de C.V.	395,042	1,760,507

		6,871,295
People’s Republic of China – 21.9%
Baidu, Inc., ADR(1)	3,400	1,398,182
Bank of China Ltd., H shares	3,973,000	2,135,056
BYD Co. Ltd., H shares(1)	299,000	2,622,878
China Construction Bank Corp., H shares	2,749,000	2,348,045
China Life Insurance Co. Ltd., H shares	282,000	1,381,702
China Longyuan Power Group Corp., H shares(1)	1,217,000	1,575,912
China Merchants Bank Co. Ltd., H shares	676,050	1,759,014

December 31, 2009	Shares	Value
China National Building Material Co. Ltd., H shares	318,000	$653,358
China Petroleum & Chemical Corp., H shares	1,744,000	1,538,763
China Shenhua Energy Co. Ltd., H shares	370,500	1,798,520
China South Locomotive and Rolling Stock Corp., H shares	1,618,000	1,181,573
China Taiping Insurance Holdings Co. Ltd.(1)	578,000	1,867,999
China Unicom Ltd.	1,134,000	1,488,107
CNPC Hong Kong Ltd.	1,660,000	2,193,361
Dongfeng Motor Group Co. Ltd., H shares	514,000	733,974
Evergrande Real Estate Group Ltd.(1)	1,964,000	1,089,225
Parkson Retail Group Ltd.	545,000	960,445
PetroChina Co. Ltd., H shares	1,136,000	1,350,532
Renhe Commercial Holdings	3,584,000	810,692
SINA Corp.(1)	77,600	3,505,968

		32,393,306
Russia – 3.9%
LUKOIL, ADR	23,700	1,343,008
Mobile TeleSystems, ADR	12,700	620,903
Rosneft Oil Co., GDR	233,000	1,988,645
Vimpel-Communications, ADR	36,400	676,676
X5 Retail Group N.V., GDR (Reg S)(1)	36,620	1,160,836

		5,790,068
South Africa – 4.3%
AngloGold Ashanti Ltd.	14,500	587,348
AngloGold Ashanti Ltd., ADR	15,400	618,772
Gold Fields Ltd.	160,900	2,112,914
Gold Fields Ltd., ADR	46,000	603,060
Massmart Holdings Ltd.	98,628	1,194,175
Naspers Ltd., N shares	30,690	1,242,029

		6,358,298
South Korea – 11.4%
Cheil Industries, Inc.(1)	28,400	1,375,261
GLOVIS Co. Ltd.(1)	11,900	1,161,110
Hyundai Development Co.(1)	30,700	994,077
Hyundai Mobis(1)	8,100	1,186,966
KB Financial Group, Inc.(1)	33,408	1,701,144
Mirae Asset Securities Co. Ltd.	19,600	1,092,123
NHN Corp.(1)	7,400	1,223,056
Samsung Electronics Co. Ltd.	7,196	4,934,510
Samsung Fire & Marine Insurance Co. Ltd.	8,400	1,437,817
Shinsegae Co. Ltd.(1)	3,850	1,778,271

		16,884,335
Taiwan – 10.9%
Advanced Semiconductor Engineering, Inc.	993,000	891,311

8	The accompanying notes are an integral part of these financial statements.

RS EMERGING MARKETS VIP SERIES

December 31, 2009	Shares	Value
Taiwan (continued)
China Life Insurance Co. Ltd.(1)	2,336,512	$1,805,422
China Steel Corp.	1,461,000	1,506,469
Evergreen Marine Corp.(1)	1,705,000	949,840
Far Eastern Department Stores Ltd.	1,365,269	1,565,808
Hon Hai Precision Industry Co. Ltd.	716,563	3,351,117
MediaTek, Inc.	53,192	924,187
Polaris Securities Co. Ltd.(1)	1,188,000	704,102
SinoPac Financial Holdings Co. Ltd.(1)	1,693,000	678,412
Taiwan Cement Corp.	470,000	499,059
Taiwan Semiconductor Manufacturing Co. Ltd.	1,577,385	3,179,177

		16,054,904
Thailand – 2.3%
Bank of Ayudhya Public Co. Ltd.	3,682,700	2,489,277
Thoresen Thai Agencies Public Co. Ltd.	1,207,000	984,749

		3,474,026
Turkey – 3.7%
Turkiye Garanti Bankasi A.S.	748,500	3,188,540
Turkiye Is Bankasi	544,548	2,299,442

		5,487,982
Vietnam – 0.1%
Vietnam Resource Investments Holdings Ltd.(1)(2)(3)	61,000	137,250

		137,250
Other African Countries – 1.8%
Afren PLC(1)	509,800	697,918
Kenmare Resources PLC(1)	1,390,494	494,104
Tullow Oil PLC	70,800	1,485,415

		2,677,437
Other Emerging Markets Countries – 2.6%
Dragon Oil PLC(1)	606,690	3,786,474

		3,786,474
Total Common Stocks (Cost $88,759,628)		134,386,734

	Shares	Value
Preferred Stocks – 9.1%
Brazil – 7.4%
All America Latina Logistica (Units)	195,040	1,826,049
Banco Bradesco S.A.	110,650	2,312,147
Bradespar S.A.	118,400	2,620,306
Companhia Energetica de Minas Gerais	88,125	1,599,512
Itausa-Investimentos Itau S.A.	388,144	2,641,876

		10,999,890

December 31, 2009	Shares	Value
Colombia – 0.5%
BanColombia S.A., ADR (Reg S)	16,100	$732,711

		732,711
South Korea – 1.2%
Samsung Electronics Co. Ltd.	3,734	1,683,075

		1,683,075
Total Preferred Stocks (Cost $8,398,212)		13,415,676

	Warrants	Value
Warrants – 0.0%
Vietnam – 0.0%
Vietnam Resource Investments Holdings Ltd.(1)(2)(3)	9,100	—

Total Warrants (Cost $0)		—

	Principal Amount	Value
Repurchase Agreements — 1.0%

State Street Bank and Trust Co. Repurchase Agreement, 0.01% dated 12/31/2009, maturity value of $1,432,001, due 1/4/2010(4)	$1,432,000	1,432,000

Total Repurchase Agreements (Cost $1,432,000)		1,432,000
Total Investments - 100.9% (Cost $98,589,840)		149,234,410
Other Liabilities, Net - (0.9)%		(1,281,457)
Total Net Assets - 100.0%		$147,952,953

(1)	Non-income producing security.
(2)	Fair valued security. See 1a in Notes to Financial Statements.
(3)	The table below presents securities deemed illiquid by the investment adviser.

Security	Shares	Cost	Value	Acquisition Date	% of Fund’s Net Assets
Vietnam Resource Investments Holdings Ltd.	61,000	$698,650	$137,250	6/27/2007– 7/17/2007	0.09%
Vietnam Resource Investments Holdings Ltd. —Warrants	9,100	—	—	6/25/2008	0.00%

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — RS EMERGING MARKETS VIP SERIES

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bill	0.00%	7/1/2010	$1,463,535

ADR — American Depositary Receipt.

GDR — Global Depositary Receipt.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3(2)(3)	Total
Common Stocks	$27,843,503	$106,405,981	*	$137,250	$134,386,734
Preferred Stocks	11,732,601	1,683,075	*	—	13,415,676
Warrants	—	—		—	—
Repurchase Agreements	—	1,432,000		—	1,432,000
Total	$39,576,104	$109,521,056		$137,250	$149,234,410

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities
Balance as of 12/31/08	$—
Change in unrealized appreciation/depreciation	15,250
Net purchases/sales	—
Net transfers in and/or out of Level 3	122,000
Balance as of 12/31/09	$137,250

All net realized gains/losses and change in unrealized appreciation/depreciation in the table above are reflected on the accompanying Statement of Operations. Changes in net unrealized appreciation/depreciation for Level 3 investments held by the Fund at December 31, 2009 approximate the change in unrealized appreciation/depreciation in the table above.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$149,234,410
Cash and cash equivalents	687
Foreign currency, at value	268,069
Dividends/interest receivable	187,348
Receivable for fund shares subscribed	7,330

Total Assets	149,697,844

Liabilities
Payable for fund shares redeemed	921,701
Accrued foreign capital gains tax	354,624
Payable for investments purchased	289,105
Payable to adviser	124,477
Accrued trustees’ fees	2,071
Accrued expenses/other liabilities	52,913

Total Liabilities	1,744,891

Total Net Assets	$147,952,953

Net Assets Consist of:
Paid-in capital	$113,343,900
Distributions in excess of net investment income	(3,421,398)
Accumulated net realized loss from investments and foreign currency transactions	(12,258,927)
Net unrealized appreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	50,289,378

Total Net Assets	$147,952,953

Investments, at Cost	$98,589,840

Foreign Currency, at Cost	$265,790

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	6,971,358
Net Asset Value Per Share	$21.22

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$2,010,732
Interest	526
Withholding taxes on foreign dividends	(245,995)

Total Investment Income	1,765,263

Expenses
Investment advisory fees	1,088,567
Custodian fees	221,321
Professional fees	32,520
Administrative service fees	24,677
Trustees’ fees	6,552
Shareholder reports	4,966
Other expenses	15,401

Total Expenses	1,394,004

Less: Custody credits	(18)

Total Expenses, Net	1,393,986

Net Investment Income	371,277

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax
Net realized loss from investments	(1,146,699)
Net realized loss from foreign currency transactions	(22,180)
Net change in unrealized appreciation/depreciation on investments	72,321,554
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	21,546
Net change in accrued foreign capital gains tax	(356,785)

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	70,817,436

Net Increase in Net Assets Resulting from Operations	$71,188,713

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$371,277	$1,371,852
Net realized loss from investments and foreign currency transactions	(1,168,879)	(6,386,748)
Net change in unrealized appreciation/depreciation on investments, foreign capital gains tax and translation of assets and liabilities in foreign currencies	71,986,315	(118,334,243)

Net Increase/(Decrease) in Net Assets Resulting from Operations	71,188,713	(123,349,139)

Distributions to Shareholders
Net investment income	(3,932,195)	(230,277)
Net realized gain on investments	—	(9,760,047)
Return of capital	—	(182,962)

Total Distributions	(3,932,195)	(10,173,286)

Capital Share Transactions
Proceeds from sales of shares	22,221,308	26,135,686
Reinvestment of distributions	3,932,195	10,173,286
Cost of shares redeemed	(25,263,787)	(69,666,872)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	889,716	(33,357,900)

Net Increase/(Decrease) in Net Assets	68,146,234	(166,880,325)

Net Assets
Beginning of year	79,806,719	246,687,044

End of year	$147,952,953	$79,806,719

Distributions in Excess of Net Investment Income Included in Net Assets	$(3,421,398)	$(70,478)

Other Information:
Shares
Sold	1,268,631	1,098,886
Reinvested	192,660	927,373
Redeemed	(1,674,633)	(3,221,205)

Net Decrease	(213,342)	(1,194,946)

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Return of Capital	Total Distributions
Year Ended 12/31/09	$11.11	$0.06	$10.62	$10.68	$(0.57)	$—	$—	$(0.57)
Year Ended 12/31/08	29.44	0.18	(16.87)	(16.69)	(0.04)	(1.57)	(0.03)	(1.64)
Year Ended 12/31/07	24.55	0.38	10.49	10.87	(0.62)	(5.36)	—	(5.98)
Year Ended 12/31/06	21.46	0.16	7.33	7.49	(0.17)	(4.23)	—	(4.40)
Year Ended 12/31/05	16.43	0.19	6.35	6.54	(0.18)	(1.33)	—	(1.51)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS EMERGING MARKETS VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$21.22	96.37%	$147,953	1.28%	1.28%	0.34%	0.34%	57%
11.11	(56.65)%	79,807	1.18%	1.18%	0.81%	0.81%	61%
29.44	45.40%	246,687	1.26%	1.26%	1.16%	1.16%	54%
24.55	36.19%	176,661	1.43%	1.45%	0.58%	0.57%	62%
21.46	40.51%	123,478	1.51%	1.51%	1.08%	1.08%	41%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Emerging Markets VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of a Fund, as applicable. The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts are valued at the current cost of covering or offsetting such contracts.

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity an the asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

16

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Forward Foreign Currency Contracts The Fund may enter into forward foreign currency contracts. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of the Fund’s counterparty to meet the terms of a contract and from unanticipated movements in the value of a currency relative to another currency. Fluctuations in the values of forward foreign currency contracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When a forward contract is closed, the Fund will record a realized gain or loss equal to the increase or decrease in the value of such forward contract between the time it was opened and the time it was closed. Such amounts are recorded as net realized gains or losses on foreign currency related transactions.

f. Foreign Capital Gains Tax Gains realized by the Fund on the sale of securities in certain foreign countries are subject to non-U.S. taxes. The Fund records a liability based on unrealized gains to provide for non-U.S. taxes likely to be payable upon the sale of such securities.

g. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

h. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

i. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

j. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

k. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

l. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

Amount Outstanding at 12/31/09	Average Borrowing*	Average Interest Rate*
$—	$278,491	0.81%

*	For the year ended December 31, 2009, based on the number of days borrowings were outstanding.

18

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with Guardian Baillie Gifford Limited (“GBG”), a Scottish company owned jointly by GIAC and Baillie Gifford Overseas Limited (“BG Overseas”). As compensation for GBG’s services, RS Investments pays fees to GBG at annual rates of 0.95% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund. GBG has entered into a Sub-Sub-Investment Advisory Agreement with BG Overseas pursuant to which BG Overseas is responsible for providing day-to-day investment advisory services to the Fund subject to the supervision and direction of the Board of Trustees of the Trust and review by RS Investments. A sub-sub-investment advisory fee payable at the rate of 0.50% of the average daily net assets of the Fund is payable by GBG to BG Overseas for its services. Payment of the sub-sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through December 31, 2009, expense limitations have been imposed whereby RS Investments and certain affiliates including GIS have agreed to limit the Fund’s total annual fund operating expenses to 1.43% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital
2009	2008	2009	2008	2009	2008
$3,932,195	$230,277	$—	$9,760,047	$—	$182,962

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss)
$—	$209,998	$(209,998)

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

19

NOTES TO FINANCIAL STATEMENTS — RS EMERGING MARKETS VIP SERIES

The tax basis of distributable earnings as of December 31, 2009 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,062,945	$—

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009, were $10,867,414, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $104,465,697. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $47,712,321 and $(2,943,608), respectively, resulting in net unrealized appreciation of $44,768,713.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $64,251,442 and $59,955,118, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are entitled to be indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Emerging Markets VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Emerging Markets VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

21

TAX DESIGNATION (UNAUDITED)

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2009, the total foreign taxes expected to be passed-through to shareholders were $201,096 on foreign source income of $1,640,995.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

29

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Investment Quality Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS INVESTMENT QUALITY BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Investment Quality Bond VIP Series Commentary

Highlights

•

Most areas of the fixed income market showed substantial improvement in 2009 as investors recovered their appetites for risk, while the Federal Reserve Board (the “Fed”), the U.S. Treasury Department (the “Treasury”), and the Federal Deposit Insurance Corporation (the “FDIC”) took steps to restore liquidity and stabilize financial markets.

•

RS Investment Quality Bond VIP Series delivered a positive return for the period, while also outperforming its benchmark index. This outperformance reflected our overweighting in spread products such as corporate bonds and commercial mortgage-backed securities (“CMBS”), which outperformed the Treasury market for most of the year as yield premiums continued to tighten.

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Fed, Treasury, and FDIC responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. These included the Fed’s purchase of up to $1.25 trillion in mortgage-backed securities (“MBS”). As investors began to anticipate improved economic conditions later in the year, they recovered their appetites for risk, moving from the safety of the Treasury market into equities and other areas of the fixed income market. This pursuit of higher returns persisted through year-end, despite uneven signs of economic improvement. Recognizing the apparent fragility of the economic recovery, the Fed kept the target federal funds rate unchanged in the 0.00% to 0.25% range.

As investors sought out riskier assets through most of the period, the Treasury sector (as measured by the Barclays Capital U.S. Treasury Bond Index1) posted the only negative return, -3.57%, among all the various fixed income sectors. The yield on the two-year Treasury note started the year at 0.76%, but moved to 1.14% by December 31, 2009. The 10-year Treasury bond yield rose from 2.25% to 3.84% by year-end. Meanwhile, other areas of the fixed-income market generated positive results as spreads narrowed.

Fund Performance Overview

RS Investment Quality Bond VIP Series returned 11.20% for the twelve-month period ended December 31, 2009. The Fund well outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index2, which returned 5.93% for the year. The Fund’s performance is compared with a 12.21% average return for the Lipper3 Intermediate Investment Grade Debt Funds peer group. (The peer group consisted of 75 mutual funds that invest primarily in investment grade debt issues with average maturities of five to ten years.)

Portfolio Review

While the Fund’s overall risk profile remained moderate through the year, we did take advantage of new corporate issuance early in the period to add exposure to what we considered to be attractively valued, high quality corporate bonds, which gained favor with more risk-tolerant investors starting in the second quarter. As a result, the Fund moved from a neutral weighting in corporate bonds to a relative overweight (31.0% of the Fund’s assets) by year-end — a change that benefited relative performance. In particular, the Fund’s was overweight in the banking and utility sectors. We believe the Fund’s overweighting in the corporate bond market will benefit from stable-to-improving economic conditions, rising demand trends, and on-going corporate efforts toward cost-cutting and debt reduction.

We also added to the Fund’s overweighting in commercial mortgage-backed securities (“CMBS”), where we felt relative spreads were compelling, due to liquidity support by the Treasury and the return of traditional buyers. We would note that the worsening performance in the commercial real estate market has driven us to limit our CMBS exposure to AAA rated bonds4. The Fund’s investment in asset-backed securities (“ABS”) was more limited, and was concentrated in the auto and equipment sectors.

During the year, the Fund decreased its holdings in mortgage-backed securities (“MBS”) to 20.8%, after coming into 2009 with a position of 27.2% of the Fund’s assets. As a result of this reallocation, the Fund missed out on some of the outperformance in MBS, but that underperformance was offset by our increased allocations to corporate bonds, ABS and CMBS, all of which outperformed MBS by very wide margins.

3

RS INVESTMENT QUALITY BOND VIP SERIES

Outlook

While we remain relatively optimistic on prospects for a continued economic recovery, we caution that there are still major headwinds facing the consumer, including high unemployment, a weak housing market, and relatively limited credit availability. Given the risk/reward profiles we are seeing in the market at this time, we believe that the non-Treasury segments of the fixed income market should continue to provide value. Furthermore, we believe that these securities remain, in most cases, attractively valued from an historical perspective.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment the risk that bond prices may fall when interest rates rise is potentially greater. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS INVESTMENT QUALITY BOND VIP SERIES

Characteristics

Total Net Assets: $559,344,709

Sector Allocation

Bond Quality Allocation[5]

5

RS INVESTMENT QUALITY BOND VIP SERIES

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
FNMA Mortgage Pass-Through	5.000%	12/1/2039	5.84%
FNMA Mortgage Pass-Through	6.000%	10/1/2038	4.14%
FNMA Mortgage Pass-Through	5.500%	10/1/2038	3.98%
U.S. Treasury Notes	2.125%	11/30/2014	3.21%
FNMA Mortgage Pass-Through	4.500%	5/1/2039	2.78%
U.S. Treasury Bonds	4.500%	8/15/2039	2.06%
U.S. Treasury Notes	2.750%	11/30/2016	1.79%
U.S. Treasury Notes	3.375%	11/15/2019	1.58%
FHLMC CMO	5.500%	9/15/2035	1.58%
Crown Castle Towers LLC	4.643%	6/15/2035	1.25%
Total			28.21%

1	The Barclays Capital U.S. Treasury Bond Index is generally considered to be representative of U.S. Treasury Bond market activity. The Barclays U.S. Treasury Bond Index is an unmanaged Index that is not available for direct investment and there are no expenses associated with the Index while there are expenses associated with the Fund.
2	The Barclay’s Capital U.S. Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. The Barclay’s Capital Aggregate Bond Index is an unmanaged Index that is not available for direct investment and there are no expenses associated with the Index while there are expenses associated with the Fund.
3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
4	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
5	Source: Moody’s, Standard and Poor’s, Fitch Investor Services.
6	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS INVESTMENT QUALITY BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Investment Quality Bond VIP Series	5/1/83	11.20%	5.87%	4.82%	6.12%	7.69%
Barclays Capital U.S. Aggregate Bond Index[2]		5.93%	6.04%	4.97%	6.33%	8.18%

Since inception performance for the index is measured from 4/30/1983, the month end prior to the Fund’s commencement of operations.

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS Investment Quality Bond VIP Series and the Barclays Capital U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Bond Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.57%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,061.40	$2.98	0.57%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.31	$2.93	0.57%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Asset Backed Securities – 7.8%
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	$2,003,604	$1,512,107
Amresco Residential Securities Mortgage Loan Trust 1997-1 MIF 7.42% due 3/25/2027	37,891	37,776
Bank of America Auto Trust 2009-1A A3 2.67% due 7/15/2013(2)	4,700,000	4,778,256
BMW Vehicle Lease Trust 2009-1 A3 2.91% due 3/15/2012	3,375,000	3,435,275
2009-1 A4 3.66% due 8/15/2013	1,600,000	1,645,353
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	1,700,000	1,796,081
2006-A2 A 4.85% due 11/15/2013	2,500,000	2,590,858
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	2,749,271	2,799,903
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	375,460	341,248
Citibank Credit Card Issuance Trust 2006-A4 A4 5.45% due 5/10/2013	1,050,000	1,105,132
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	1,058,930	947,525
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	5,600,000	5,549,778
GE Capital Credit Card Master Note Trust 2009-3 A 2.54% due 9/15/2014	5,500,000	5,504,397
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	2,750,000	2,740,495
Honda Auto Receivables Owner Trust 2009-3 A3 2.31% due 5/15/2013	4,600,000	4,659,559
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	1,300,000	1,316,380
PSE&G Transition Funding LLC 2001-1 A6 6.61% due 6/15/2015	2,230,000	2,472,841

December 31, 2009	Principal Amount	Value
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	$156,284	$152,561
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023(1)	56,303	56,248
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	187,265	189,171

Total Asset Backed Securities (Cost $43,731,629)		43,630,944

	Principal Amount	Value
Collateralized Mortgage Obligations – 11.3%
Banc of America Alternative Loan Trust 2004-1 2A1 6.00% due 2/25/2034	5,379,980	5,105,937
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	1,892,081	1,897,913
Citicorp Mortgage Securities, Inc. 2007-8 1A3 6.00% due 9/25/2037	2,973,186	2,464,957
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	1,934,441	1,671,706
2006-19CB A15 6.00% due 8/25/2036	2,401,106	1,936,142
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	884,346	779,481
FHLMC 2663 VQ 5.00% due 6/15/2022	2,800,000	2,912,771
1534 Z 5.00% due 6/15/2023	788,313	788,224
3227 PR 5.50% due 9/15/2035	8,458,331	8,833,925
FNMA 2006-45 AC 5.50% due 6/25/2036	926,763	958,362
2002-52 PB 6.00% due 2/25/2032	3,098,657	3,226,303
GNMA 1997-19 PG 6.50% due 12/20/2027(1)	3,357,768	3,560,635
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	2,699,713	2,713,211
2003-10 3A7 5.50% due 11/25/2033	1,959,275	1,824,069

The accompanying notes are an integral part of these financial statements.	9

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	$1,720,648	$1,650,209
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	4,683,467	4,566,381
Residential Funding Mortgage Securities Trust 2006-S3 A7 5.50% due 3/25/2036	2,411,413	2,018,431
Wells Fargo Mortgage Backed Securities Trust 2003-11 1A3 4.75% due 10/25/2018	1,213,054	1,212,985
2005-2 2A1 4.75% due 4/25/2020	5,440,131	5,412,930
2006-1 A3 5.00% due 3/25/2021	1,555,520	1,469,966
2003-2 A7 5.25% due 2/25/2018	5,900,000	5,385,400
2007-13 A7 6.00% due 9/25/2037	3,249,438	2,791,470

Total Collateralized Mortgage Obligations (Cost $65,516,529)		63,181,408

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 15.8%
Banc of America Commercial Mortgage, Inc. 2003-1 A2 4.648% due 9/11/2036	2,350,000	2,368,130
2006-2 A4 5.738% due 5/10/2045(1)	3,400,000	3,341,271
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	4,500,000	4,580,916
1999-C1 B 6.20% due 2/14/2031	4,586,298	4,793,587
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	3,500,000	3,636,986
Commercial Mortgage Pass-Through Certificates 2004-LB2A A3 4.221% due 3/10/2039	1,083,591	1,093,220
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	6,950,000	7,019,500
CS First Boston Mortgage Securities Corp. 2004-C5 A2 4.183% due 11/15/2037	1,850,887	1,847,263

December 31, 2009	Principal Amount	Value
2001-CP4 A4 6.18% due 12/15/2035	$1,376,066	$1,429,927
2001-CK1 A3 6.38% due 12/18/2035	4,039,900	4,144,250
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	6,602,000	6,732,028
GE Capital Commercial Mortgage Corp. 2003-C2 A4 5.145% due 7/10/2037	4,975,000	5,128,131
GMAC Commercial Mortgage Securities, Inc. 2006 C1 AM 5.29% due 11/10/2045(1)	2,100,000	1,650,611
Greenwich Capital Commercial Funding Corp. 2003-C2 A4 4.915% due 1/5/2036	3,900,000	3,973,268
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-LDP3 A4 4.936% due 8/15/2042(1)(3)	4,000,000	3,795,635
2005-LDP5 A4 5.179% due 12/15/2044(1)(3)	2,880,000	2,851,118
2001-C1 A3 5.857% due 10/12/2035(3)	4,000,000	4,164,649
LB UBS Comm’l. Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	4,400,000	4,516,886
Merrill Lynch Mortgage Trust 2004-BPC1 A5 4.855% due 10/12/2041(1)	3,500,000	3,427,078
Morgan Stanley Capital I 2004-HQ3 A3 4.49% due 1/13/2041	670,000	678,615
2005-HQ7 AAB 5.184% due 11/14/2042(1)	5,000,000	5,103,129
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	359,439	359,103
Salomon Brothers Mortgage Securities VII, Inc. 1999-C1 G 6.843% due 5/18/2032(1)(2)	4,237,000	4,413,335
Wachovia Bank Commercial Mortgage Trust 2005-C18 A4 4.935% due 4/15/2042	2,495,000	2,425,559
2005-C21 APB 5.174% due 10/15/2044(1)	4,755,000	4,876,704

Total Commercial Mortgage-Backed Securities (Cost $87,643,076)		88,350,899

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Corporate Bonds – 31.0%
Aerospace & Defense – 0.5%
General Dynamics Corp. 4.50% due 8/15/2010	$500,000	$512,904
L-3 Communications Corp. 6.125% due 1/15/2014	1,000,000	1,006,250
Sr. Nt. 5.20% due 10/15/2019(2)	500,000	494,568
TRW, Inc. 7.75% due 6/1/2029	500,000	595,395

		2,609,117
Automotive – 0.1%
DaimlerChrysler NA Holdings 6.50% due 11/15/2013	500,000	548,118

		548,118
Banking – 5.3%
American Express Bank FSB 6.00% due 9/13/2017	500,000	518,764
Bank of America Corp. 4.875% due 9/15/2012	1,300,000	1,362,196
Sr. Nt. 7.375% due 5/15/2014	1,500,000	1,702,071
Bank One Corp. 5.25% due 1/30/2013	600,000	636,277
Bear Stearns Cos., Inc. 6.40% due 10/2/2017	800,000	872,065
Capital One Bank Co. 5.75% due 9/15/2010	900,000	927,925
Citigroup, Inc. Sr. Nt. 6.125% due 11/21/2017 - 5/15/2018	2,400,000	2,415,033
City National Corp. 5.125% due 2/15/2013	700,000	701,689
Credit Suisse First Boston USA, Inc. 6.50% due 1/15/2012	800,000	870,552
Credit Suisse/New York NY Sr. Nt. 5.30% due 8/13/2019	1,200,000	1,232,370
Deutsche Bank AG London 6.00% due 9/1/2017	800,000	872,178
Goldman Sachs Group, Inc. 5.125% due 1/15/2015	1,600,000	1,681,205
5.625% due 1/15/2017	370,000	377,903
6.15% due 4/1/2018	1,500,000	1,605,748
HSBC USA, Inc. 4.625% due 4/1/2014	700,000	730,725
JPMorgan Chase & Co. 5.75% due 1/2/2013	900,000	959,839
JPMorgan Chase Bank N.A. 6.00% due 10/1/2017	1,500,000	1,606,011
Merrill Lynch & Co. 6.05% due 8/15/2012	1,000,000	1,071,232
6.875% due 4/25/2018	1,100,000	1,185,182
Morgan Stanley 4.00% due 1/15/2010	500,000	500,363

December 31, 2009	Principal Amount	Value
Banking (continued)
5.95% due 12/28/2017	$1,800,000	$1,856,592
Sr. Nt. 5.625% due 9/23/2019	1,200,000	1,208,772
PNC Bank N.A. 6.875% due 4/1/2018	800,000	849,138
Sovereign Bank, Inc. 5.125% due 3/15/2013	600,000	605,435
USB Realty Corp. 6.091% due 12/22/2049(2)(4)	950,000	695,875
Wachovia Corp. 5.25% due 8/1/2014	1,300,000	1,345,839
Wells Fargo Bank NA 5.75% due 5/16/2016	1,200,000	1,244,019

		29,634,998
Brokerage – 0.4%
BlackRock, Inc. Sr. Nt. 3.50% due 12/10/2014	1,200,000	1,184,930
Lehman Brothers Holdings Capital Trust VII 5.857% due 11/29/2049(4)(5)	1,000,000	300
The Charles Schwab Corp. Sr. Nt. 4.95% due 6/1/2014	1,000,000	1,054,934

		2,240,164
Building Materials – 0.5%
CRH America, Inc. 6.00% due 9/30/2016	1,350,000	1,410,022
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	1,500,000	1,532,292

		2,942,314
Chemicals – 0.6%
FMC Corp. Sr. Nt. 5.20% due 12/15/2019	500,000	496,514
Incitec Pivot Finance LLC 6.00% due 12/10/2019(2)	1,200,000	1,187,318
Lubrizol Corp. Sr. Nt. 8.875% due 2/1/2019	500,000	621,642
Potash Corp. of Saskatchewan, Inc. Sr. Nt. 3.75% due 9/30/2015	1,000,000	995,211

		3,300,685
Construction Machinery – 0.2%
Joy Global, Inc. 6.00% due 11/15/2016	1,200,000	1,214,086

		1,214,086
Consumer Products – 0.3%
Clorox Co. Sr. Nt. 5.95% due 10/15/2017	650,000	698,876

The accompanying notes are an integral part of these financial statements.	11

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Consumer Products (continued)
Whirlpool Corp. Nt. 8.00% due 5/1/2012	$1,000,000	$1,083,403

		1,782,279
Diversified Manufacturing – 0.6%
Parker Hannifin Corp. Sr. Nt. 6.25% due 5/15/2038	400,000	437,303
Roper Industries, Inc. Sr. Nt. 6.625% due 8/15/2013	400,000	435,627
Siemens Financieringsmat N.V. 6.125% due 8/17/2026(2)	750,000	794,593
United Technologies Corp. 4.375% due 5/1/2010	500,000	507,253
4.875% due 5/1/2015	1,000,000	1,073,395

		3,248,171
Electric – 1.6%
Alabama Power Co. 5.65% due 3/15/2035	750,000	703,025
Exelon Corp. 4.45% due 6/15/2010	750,000	762,390
Florida Power & Light Co. 4.95% due 6/1/2035	750,000	685,161
Nevada Power Co. 6.65% due 4/1/2036	600,000	631,403
Pacific Gas & Electric Co. 6.05% due 3/1/2034	450,000	469,815
PacifiCorp 5.25% due 6/15/2035	350,000	331,619
Potomac Edison Co. 5.35% due 11/15/2014	850,000	890,872
PPL Electric Utilities Corp. 6.25% due 5/15/2039	1,455,000	1,559,385
6.45% due 8/15/2037	1,000,000	1,090,188
Public Service Electric Gas Co. 5.125% due 9/1/2012	500,000	536,334
Virginia Electric and Power Co. Sr. Nt. 8.875% due 11/15/2038	800,000	1,129,258

		8,789,450
Energy – 2.1%
Anadarko Petroleum Corp. 6.45% due 9/15/2036	800,000	835,495
BP Capital Markets PLC 5.25% due 11/7/2013	800,000	871,383
Canadian Natural Resources Ltd. 6.25% due 3/15/2038	600,000	620,962
Cenovus Energy, Inc. Sr. Nt. 5.70% due 10/15/2019(2)	1,300,000	1,355,986
Dolphin Energy Ltd. Sr. Sec. Nt. 5.888% due 6/15/2019(2)	1,980,000	1,999,800

December 31, 2009	Principal Amount	Value
Energy (continued)
Husky Energy, Inc. Sr. Nt. 5.90% due 6/15/2014	$500,000	$545,025
Suncor Energy, Inc. Sr. Nt. 6.50% due 6/15/2038	1,200,000	1,260,866
Tosco Corp. 8.125% due 2/15/2030	500,000	603,826
Transocean, Inc. Sr. Nt. 6.00% due 3/15/2018	550,000	586,818
Valero Energy Corp. Sr. Nt. 9.375% due 3/15/2019	600,000	713,639
Weatherford International Ltd. 5.15% due 3/15/2013	700,000	733,060
Western Oil Sands, Inc. 8.375% due 5/1/2012	1,000,000	1,119,351
XTO Energy, Inc. Sr. Nt. 5.50% due 6/15/2018	500,000	533,333

		11,779,544
Entertainment – 0.4%
Time Warner, Inc. 7.57% due 2/1/2024	1,450,000	1,574,604
Viacom, Inc. 6.875% due 4/30/2036	800,000	865,045

		2,439,649
Food And Beverage – 1.1%
Anheuser-Busch InBev Worldwide, Inc. 4.125% due 1/15/2015(2)	1,650,000	1,675,329
Bacardi Ltd. Sr. Nt. 7.45% due 4/1/2014(2)	800,000	911,749
Diageo Capital PLC 5.50% due 9/30/2016	700,000	747,893
Kellogg Co. Sr. Nt. 4.15% due 11/15/2019	1,200,000	1,163,088
Kraft Foods, Inc. Sr. Nt. 6.875% due 1/26/2039	500,000	524,997
Mead Johnson Nutrition Co. 4.90% due 11/1/2019(2)	1,200,000	1,189,787

		6,212,843
Government Related – 1.3%
Korea Electric Power Corp. Sr. Nt. 5.50% due 7/21/2014(2)	1,500,000	1,596,220
Pemex Project Funding Master Trust 5.75% due 3/1/2018	700,000	707,788
Petrobras International Finance Co. 5.875% due 3/1/2018	1,250,000	1,260,513

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Government Related (continued)
Quebec Province 4.60% due 5/26/2015	$900,000	$952,605
RAS Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 6.75% due 9/30/2019(2)	2,300,000	2,488,425

		7,005,551
Health Insurance – 0.1%
UnitedHealth Group, Inc. 6.50% due 6/15/2037	500,000	493,049

		493,049
Healthcare – 1.0%
Beckman Coulter, Inc. Sr. Nt. 7.00% due 6/1/2019	750,000	849,947
Becton Dickinson and Co. Sr. Nt. 5.00% due 5/15/2019	1,000,000	1,027,021
Express Scripts, Inc. Sr. Nt. 6.25% due 6/15/2014	1,000,000	1,091,130
Fisher Scientific International, Inc. 6.125% due 7/1/2015	800,000	825,000
McKesson Corp. Sr. Nt. 7.50% due 2/15/2019	600,000	711,530
Zimmer Holdings, Inc. Sr. Nt. 4.625% due 11/30/2019	1,200,000	1,189,106

		5,693,734
Industrial - Other – 0.3%
Princeton University Sr. Nt. 5.70% due 3/1/2039	1,600,000	1,643,728

		1,643,728
Insurance - Life – 1.5%
AXA SA 6.463% due 12/31/2049(2)(4)	800,000	620,000
MetLife, Inc. 6.40% due 12/15/2036	500,000	437,500
Sr. Nt. Series A 6.817% due 8/15/2018	1,400,000	1,559,260
New York Life Insurance Co. Sub. Nt. 6.75% due 11/15/2039(2)	1,000,000	1,022,670
Prudential Financial, Inc. Sr. Nt. 7.375% due 6/15/2019	1,500,000	1,681,750
Symetra Financial Corp. 6.125% due 4/1/2016(2)(6)	800,000	716,746
Teachers Insurance & Annuity Association of America Nt. 6.85% due 12/16/2039(2)	1,200,000	1,240,485

December 31, 2009	Principal Amount	Value
Insurance - Life (continued)
UnumProvident Finance Co. Sr. Nt. 6.85% due 11/15/2015(2)	$1,100,000	$1,119,512

		8,397,923
Insurance P&C – 0.9%
Ace INA Holdings, Inc. 5.80% due 3/15/2018	1,000,000	1,064,058
Allied World Assurance Co. Hldgs. Ltd. 7.50% due 8/1/2016	600,000	640,706
Allstate Life Global Funding Trust Nt. 5.375% due 4/30/2013	750,000	800,606
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	1,200,000	1,219,777
Liberty Mutual Group, Inc. 7.50% due 8/15/2036(2)	400,000	366,220
The Travelers Cos., Inc. Sr. Nt. 5.75% due 12/15/2017	1,000,000	1,060,183

		5,151,550
Media Cable – 1.4%
Comcast Corp. 6.45% due 3/15/2037	1,000,000	1,031,070
6.50% due 1/15/2017	1,100,000	1,217,770
DirecTV Holdings LLC 4.75% due 10/1/2014(2)	1,500,000	1,529,004
Time Warner Cable, Inc. 5.40% due 7/2/2012	1,000,000	1,068,429
5.85% due 5/1/2017	2,900,000	3,046,955

		7,893,228
Media Noncable – 0.3%
Discovery Communications LLC 5.625% due 8/15/2019	1,200,000	1,239,034
News America Holdings, Inc. 8.00% due 10/17/2016	500,000	588,776

		1,827,810
Metals And Mining – 1.1%
Allegheny Technologies, Inc. Sr. Nt. 9.375% due 6/1/2019	1,500,000	1,726,580
ArcelorMittal Sr. Nt. 6.125% due 6/1/2018	1,200,000	1,238,203
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.375% due 4/1/2017	1,200,000	1,314,000
Noranda, Inc. 6.00% due 10/15/2015	750,000	800,976
Steel Dynamics, Inc. 6.75% due 4/1/2015	700,000	693,875
Vale Overseas Ltd. 6.25% due 1/23/2017	400,000	417,246

		6,190,880

The accompanying notes are an integral part of these financial statements.	13

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Non Captive Consumer – 0.2%
Household Finance Corp. 6.375% due 11/27/2012	$1,000,000	$1,089,033

		1,089,033
Non Captive Diversified – 0.5%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	650,000	663,740
General Electric Capital Corp. 6.75% due 3/15/2032	1,000,000	1,019,565
Sr. Nt. 5.625% due 5/1/2018	1,200,000	1,229,689

		2,912,994
Paper – 0.3%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	1,300,000	1,379,625

		1,379,625
Pharmaceuticals – 1.0%
Abbott Laboratories Sr. Nt. 5.125% due 4/1/2019	1,400,000	1,464,355
Amgen, Inc. 5.85% due 6/1/2017	400,000	437,100
Astrazeneca PLC 6.45% due 9/15/2037	600,000	675,776
Eli Lilly & Co. Sr. Nt. 4.20% due 3/6/2014	1,500,000	1,573,452
Pfizer, Inc. Sr. Nt. 6.20% due 3/15/2019	800,000	889,298
Wyeth 5.95% due 4/1/2037	475,000	495,320

		5,535,301
Pipelines – 0.8%
Boardwalk Pipelines LP 5.75% due 9/15/2019	1,600,000	1,577,614
Energy Transfer Partners LP Sr. Nt. 8.50% due 4/15/2014	750,000	865,722
Enterprise Products Operating LLP 4.60% due 8/1/2012	480,000	506,919
8.375% due 8/1/2066(1)	400,000	390,000
Magellan Midstream Partners LP 6.55% due 7/15/2019	1,200,000	1,302,616

		4,642,871
Railroads – 0.4%
Canadian National Railway Co. Sr. Nt. 5.85% due 11/15/2017	800,000	868,403
Norfolk Southern Corp. 6.75% due 2/15/2011	1,150,000	1,215,038

		2,083,441

December 31, 2009	Principal Amount	Value
REITs – 1.2%
Equity One, Inc. 6.25% due 12/15/2014	$1,100,000	$1,082,207
ERP Operating LP 5.375% due 8/1/2016	775,000	761,951
Highwoods Realty Ltd. 5.85% due 3/15/2017	600,000	547,346
Liberty Property LP 7.25% due 3/15/2011	700,000	720,854
PPF Funding, Inc. 5.35% due 4/15/2012(2)(6)	750,000	678,994
Regency Centers LP 6.75% due 1/15/2012	1,375,000	1,444,009
Simon Property Group LP 5.25% due 12/1/2016	750,000	729,394
WEA Finance LLC/WCI Finance LLC 5.40% due 10/1/2012(2)	900,000	954,707

		6,919,462
Retailers – 0.8%
CVS Caremark Corp. 5.75% due 6/1/2017	875,000	923,487
Kohl’s Corp. Sr. Nt. 6.25% due 12/15/2017	750,000	829,888
Macy’s Retail Holdings, Inc. 6.625% due 4/1/2011	1,280,000	1,320,000
Target Corp. Sr. Nt. 7.00% due 1/15/2038	600,000	700,049
Wal-Mart Stores, Inc. 4.50% due 7/1/2015	500,000	533,153

		4,306,577
Supermarkets – 0.2%
New Albertsons, Inc. Sr. Nt. 7.50% due 2/15/2011	1,200,000	1,227,000

		1,227,000
Technology – 1.2%
Agilent Technologies, Inc. Sr. Nt. 5.50% due 9/14/2015	1,500,000	1,572,304
Cisco Systems, Inc. 5.50% due 2/22/2016	450,000	494,055
Computer Sciences Corp. Sr. Nt. Series WI 6.50% due 3/15/2018	800,000	873,038
Corning, Inc. Sr. Nt. 6.625% due 5/15/2019	1,000,000	1,089,751
International Business Machines Corp. 5.70% due 9/14/2017	400,000	437,324
Kla-Tencor Corp. Sr. Nt. 6.90% due 5/1/2018	1,000,000	1,052,141

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Technology (continued)
Microsoft Corp. Sr. Nt. 4.20% due 6/1/2019	$750,000	$748,820
National Semiconductor Corp. 6.60% due 6/15/2017	500,000	512,180

		6,779,613
Tobacco – 0.2%
Philip Morris International, Inc. Sr. Nt. 6.875% due 3/17/2014	800,000	906,494

		906,494
Wireless – 1.2%
America Movil S.A.B. de C.V. 5.00% due 10/16/2019(2)	1,200,000	1,173,334
American Tower Corp. Sr. Nt. 4.625% due 4/1/2015(2)	1,500,000	1,517,183
New Cingular Wireless Services, Inc. 8.125% due 5/1/2012	1,250,000	1,412,416
Verizon Wireless Capital LLC Sr. Nt. 5.55% due 2/1/2014	800,000	868,222
Vodafone Group PLC 6.15% due 2/27/2037	350,000	364,603
Sr. Nt. 5.45% due 6/10/2019	1,000,000	1,035,513

		6,371,271
Wirelines – 1.4%
AT&T, Inc. 6.30% due 1/15/2038	1,200,000	1,218,881
Deutsche Telekom International Finance BV 8.75% due 6/15/2030(1)	850,000	1,093,193
France Telecom S.A. 7.75% due 3/1/2011(1)	800,000	857,416
8.50% due 3/1/2031(1)	335,000	445,823
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	1,600,000	1,676,000
Telecom Italia Capital 5.25% due 10/1/2015	550,000	575,051
Verizon Communications, Inc. 5.55% due 2/15/2016	800,000	862,398
6.40% due 2/15/2038	1,250,000	1,306,761

		8,035,523
Total Corporate Bonds (Cost $165,737,217)		173,228,076

December 31, 2009	Principal Amount	Value
Hybrid ARMS – 0.9%
FNMA 5.775% due 12/1/2036(1)	$2,320,834	$2,452,047
6.251% due 8/1/2046(1)	2,203,519	2,335,498

Total Hybrid ARMS (Cost $4,557,153)		4,787,545

	Principal Amount	Value
Mortgage Pass-Through Securities – 19.9%
FHLMC 5.50% due 9/1/2034-12/1/2036	6,461,366	6,788,041
7.00% due 9/1/2038	2,405,087	2,623,046
FNMA 4.50% due 6/1/2038-5/1/2039	15,559,547	15,547,717
5.00% due 4/1/2023-12/1/2039	31,740,088	32,637,959
5.50% due 5/1/2034-10/1/2038	21,210,131	22,238,130
6.00% due 8/1/2021-10/1/2038	21,841,241	23,171,250
6.50% due 2/1/2013-8/1/2038	6,197,378	6,640,858
7.00% due 9/1/2014-6/1/2032	353,864	388,396
7.50% due 12/1/2029	307,865	347,339
8.00% due 1/1/2030-9/1/2030	103,041	118,177
GNMA 6.00% due 10/15/2032-12/15/2033	770,300	822,616

Total Mortgage Pass-Through Securities (Cost $109,430,174)		111,323,529

	Principal Amount	Value
Municipal Bonds – 2.9%
Arizona Water Infrastructure Finance Authority Revenue Water Quality-Series A 5.00% due 10/1/2027	1,200,000	1,323,960
California State General Obligation 5.25% due 4/1/2014	800,000	804,256
Chicago Illinois Metropolitan Water Reclamation District Greater Chicago General Obligation Build America Bonds-Taxable Direct Payment 5.72% due 12/1/2038	1,600,000	1,598,304
Colorado Housing & Finance Authority Single Family Mortgage CL I-Series A FHA Insured 5.50% due 11/1/2029	840,000	875,238

The accompanying notes are an integral part of these financial statements.	15

RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Connecticut State Series F 5.00% due 12/1/2021	$1,200,000	$1,327,320
Gwinnett County Georgia School District General Obligation 5.00% due 2/1/2036	1,200,000	1,273,524
Illinois State Toll Highway Authority Toll Highway Revenue Build America Bonds-Series A 6.184% due 1/1/2034	1,000,000	993,340
Massachusetts Bay Transportation Authority Revenue Series A 5.25% due 7/1/2034	2,400,000	2,557,152
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University-Series B 5.00% due 10/1/2038	1,200,000	1,270,908
Harvard University-Series A 5.50% due 11/15/2036	1,190,000	1,320,103
New York State Dormitory Authority Columbia University-Series C 5.00% due 7/1/2025	1,200,000	1,320,960
New York State Environmental Facilities Corp. State Clean Water & Drinking Water Revenue Series D 5.00% due 9/15/2032	1,200,000	1,264,896
Oregon School Board Association 4.759% due 6/30/2028	450,000	380,430

Total Municipal Bonds (Cost $15,457,385)		16,310,391

	Principal Amount	Value
U.S. Treasury – 9.1%
U.S. Treasury Bonds 4.50% due 8/15/2039	11,775,000	11,508,225
U.S. Treasury Notes 1.00% due 12/31/2011	2,744,000	2,736,284
1.125% due 12/15/2012	46,000	45,263
2.125% due 11/30/2014	18,384,000	17,948,851
2.75% due 11/30/2016	10,383,000	9,996,067
3.375% due 11/15/2019	9,209,000	8,857,953

Total U.S. Treasury (Cost $52,439,820)		51,092,643

December 31, 2009	Principal Amount	Value
Repurchase Agreements – 0.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $3,340,000, due 1/4/2010(7)	$3,340,000	$3,340,000
Total Repurchase Agreements (Cost $3,340,000)		3,340,000
Total Investments - 99.3% (Cost $547,852,983)		555,245,435
Other Assets, Net - 0.7%		4,099,274
Total Net Assets - 100.0%		$559,344,709

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $54,838,276, representing 9.8% of net assets of which $53,442,536 have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Securities are segregated for anticipated future collateral requirements.
(4)	Maturity is perpetual. Maturity date presented represents the next call date.
(5)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value
Lehman Brothers Holdings Capital Trust VII	5.857%	11/29/2049	$1,000,000	$996,693	$300

(6)	The table below presents securities deemed illiquid by the investment adviser.

Security	Principal Amount	Cost	Value	Acquisition Date	% of Fund’s Net Assets
PPF Funding, Inc.	$750,000	$746,028	$678,994	04/04/2007	0.12%
Symetra Financial Corp.	800,000	794,799	716,746	03/23/2006	0.13%

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLB	4.375%	9/17/2010	$3,406,983

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$43,630,944	$—	$43,630,944
Collateralized Mortgage Obligations	—	63,181,408	—	63,181,408
Commercial Mortgage-Backed Securities	—	88,350,899	—	88,350,899
Corporate Bonds	—	173,228,076	—	173,228,076
Hybrid ARMS	—	4,787,545	—	4,787,545
Mortgage Pass-Through Securities	—	111,323,529	—	111,323,529
Municipal Bonds	—	16,310,391	—	16,310,391
U.S. Treasury	—	51,092,643	—	51,092,643
Repurchase Agreements	—	3,340,000	—	3,340,000
Total	$—	$555,245,435	$—	$555,245,435

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$555,245,435
Cash and cash equivalents	725
Interest receivable	4,433,434
Receivable for fund shares subscribed	68,133

Total Assets	559,747,727

Liabilities
Payable to adviser	237,633
Payable for fund shares redeemed	100,579
Accrued trustees’ fees	8,502
Accrued expenses/other liabilities	56,304

Total Liabilities	403,018

Total Net Assets	$559,344,709

Net Assets Consist of:
Paid-in capital	$554,427,604
Distributions in excess of net investment income	(32,989)
Accumulated net realized loss from investments	(2,442,358)
Net unrealized appreciation on investments	7,392,452

Total Net Assets	$559,344,709

Investments, at Cost	$547,852,983

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	46,528,285
Net Asset Value Per Share	$12.02

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Interest	$24,864,800
Withholding taxes on foreign interest	(612)

Total Investment Income	24,864,188

Expenses
Investment advisory fees	2,425,865
Custodian fees	108,618
Administrative service fees	99,158
Professional fees	83,299
Trustees’ fees	35,024
Shareholder reports	8,001
Other expenses	54,941

Total Expenses	2,814,906

Less: Custody credits	(129)

Total Expenses, Net	2,814,777

Net Investment Income	22,049,411

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(1,174,210)
Net change in unrealized appreciation/depreciation on investments	30,960,374

Net Gain on Investments	29,786,164

Net Increase in Net Assets Resulting from Operations	$51,835,575

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$22,049,411	$21,611,689
Net realized gain/(loss) from investments	(1,174,210)	8,967,751
Net change in unrealized appreciation/depreciation on investments	30,960,374	(29,938,764)

Net Increase in Net Assets Resulting from Operations	51,835,575	640,676

Distributions to Shareholders
Net investment income	(22,022,989)	(21,643,213)
Net realized gain on investments	(3,401,456)	(2,533,811)

Total Distributions	(25,424,445)	(24,177,024)

Capital Share Transactions
Proceeds from sales of shares	145,716,497	78,253,513
Reinvestment of distributions	25,424,445	24,177,024
Cost of shares redeemed	(57,786,489)	(132,719,303)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	113,354,453	(30,288,766)

Net Increase/(Decrease) in Net Assets	139,765,583	(53,825,114)

Net Assets
Beginning of year	419,579,126	473,404,240

End of year	$559,344,709	$419,579,126

Distributions in Excess of Net Investment Income Included in Net Assets	$(32,989)	$(59,553)

Other Information:
Shares
Sold	12,265,599	6,521,213
Reinvested	2,094,270	2,128,816
Redeemed	(4,907,918)	(11,202,311)

Net Increase/(Decrease)	9,451,951	(2,552,282)

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$11.32	$0.50	$0.78	$1.28	$(0.50)	$(0.08)	$(0.58)
Year Ended 12/31/08	11.95	0.61	(0.56)	0.05	(0.61)	(0.07)	(0.68)
Year Ended 12/31/07	11.78	0.53	0.20	0.73	(0.56)[3]	—	(0.56)
Year Ended 12/31/06	11.82	0.52	(0.03)	0.49	(0.53)	(0.00)[4]	(0.53)
Year Ended 12/31/05	12.11	0.50	(0.21)	0.29	(0.49)	(0.09)	(0.58)

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS INVESTMENT QUALITY BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$12.02	11.20%	$559,345	0.58%		0.58%	4.54%	4.54%	153%
11.32	0.47%	419,579	0.56%		0.57%	4.57%	4.56%	186%
11.95	6.22%	473,404	0.59%		0.59%	4.79%	4.79%	145%
11.78	4.19%	386,035	0.60%	[5]	0.60%	4.61%	4.61%	130%
11.82	2.35%	328,708	0.59%	[5]	0.59%	4.06%	4.06%	169%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total return for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Includes return of capital distribution rounding to $0.00 per share.

[4]	Rounds to $0.00 per share.

[5]	Expense ratio includes interest expense associated with reverse repurchase agreements. Excluding the interest expense, the expense ratio is 0.59% in 2006 and 0.58% in 2005.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Investment Quality Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

22

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest

23

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.50%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.475% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through December 31, 2009, an expense limitation was imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 0.59% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

24

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income
2009	$25,424,445
2008	24,177,024

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$—	$142	$(142)

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$2,872

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were $1,591,779, expiring in 2017.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $562,715.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $548,140,847. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $15,427,205 and $(8,322,617), respectively, resulting in net unrealized appreciation of $7,104,588.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2009 were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$237,033,527	$657,706,725
Sales	111,880,766	620,733,419

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees and are noted in the schedule of investments.

25

NOTES TO FINANCIAL STATEMENTS — RS INVESTMENT QUALITY BOND VIP SERIES

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Investment Quality Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Investment Quality Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 1-800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinE Global, an investment firm; President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

34

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Low Duration Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS LOW DURATION BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS Low Duration Bond VIP Series Commentary

Highlights

•

As investors gained confidence in prospects for economic recovery by year-end, they moved beyond the safety of the Treasury market to seek higher returns in other areas of the fixed income market. As a result, Treasury securities underperformed corporate bonds and other spread instruments of similar maturities.

•

RS Low Duration Bond VIP Series delivered positive returns relative to its benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index[1], due in part to solid performance by the Fund’s corporate bond holdings. The Fund remained well overweight in the corporate bond sector relative to its benchmark index.

•

The Fund continued to hold a little less than one-tenth of its assets in short-term Treasury securities, which represents about one-tenth of the benchmark’s weighting. This positioning worked in our favor in 2009 as the Treasury market underperformed.

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Federal Reserve Board (the “Fed”), the U.S. Treasury Department (the “Treasury”), and the Federal Deposit Insurance Corporation (“FDIC”) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. These included the Fed’s purchase of up to $1.25 trillion in mortgage-backed securities (“MBS”). As investors began to anticipate improved economic conditions later in the year, they recovered their appetites for risk, moving from the safety of the Treasury market into equities and other areas of the fixed income market. This pursuit of higher returns persisted through year-end, despite uneven signs of economic improvement. Recognizing the apparent fragility of the economic recovery, the Fed kept the target federal funds rate unchanged in the 0.00% to 0.25% range.

As investors sought out riskier assets through most of the period, the Treasury sector (as measured by the Barclays Capital U.S. Treasury Bond Index2) posted the only negative return, -3.57%, among all the various fixed income sectors. The yield on the two-year Treasury note started the year at 0.76%, but moved to 1.14% by December 31, 2009. The 10-year Treasury bond yield rose from 2.21% to 3.84% by year-end. Meanwhile, other areas of the fixed-income market generated positive results as spreads narrowed.

Portfolio Review

RS Low Duration Bond VIP Series returned 6.38% for the twelve-month period ended December 31, 2009. The Fund’s benchmark, the Barclays Capital U.S. Government 1-3 Year Bond Index, returned 1.41% for the year. The Fund’s performance compared with a 9.49% average return for the Lipper3 Short-Intermediate Investment Grade Debt Funds peer group. (The peer group consisted of 40 mutual funds that invest primarily in short-term investment-grade debt with average maturities of one to three years.)

The Fund’s performance relative to its benchmark index was aided by the steps we took early in the year to add to our corporate bond exposure. The Fund’s weighting in corporate credits moved from 18.9% at the start of 2009 to 39.2% by year-end. Our decision to overweight corporate bonds, especially in the financial and utility sectors, as well as from the real estate investment trust (REIT) sub-sector, had a positive impact on performance. We believe the corporate credit market will continue to benefit from stable-to-improving economic conditions, rising demand trends, and on-going corporate efforts toward cost-cutting and debt reduction.

The Fund’s overweight positions in asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) were also positive contributors to relative performance for the year. Throughout the period, we increased the Fund’s CMBS exposure, which nearly tripled to 23.2% by year-end, as we focused on safer, shorter maturity issues backed by seasoned loans. The Fund’s investment in ABS was more limited, and was concentrated in the auto and equipment sectors. We remain comfortable with our overweight exposure to corporate bonds and CMBS, since these sectors are still attractively valued on a historical basis. Nonetheless, we note that worsening performance in the commercial real estate market has led us to limit our CMBS investments to AAA rated bonds4.

3

RS LOW DURATION BOND VIP SERIES

Outlook

While we remain relatively optimistic on prospects for a continued economic recovery, we caution that there are still headwinds facing the consumer, including high unemployment. In this environment, we remain committed to our disciplined investment strategy. Given the risk/reward profiles we are seeing in the market at this time, we intend to maintain the Fund’s underweighting in the Treasury market, while we look instead to spread products that might offer near-term return potential. In particular, we expect to maintain our overweight positions in the corporate bond sector, as well as in ABS and CMBS.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

4

RS LOW DURATION BOND VIP SERIES

Characteristics Total Net Assets: $70,272,454

Sector Allocation

Bond Quality Allocation[5]

5

RS LOW DURATION BOND VIP SERIES

Top Ten Holdings[6]

Holding	Coupon	Maturity Date	% of Total Net Assets
U.S. Treasury Notes	1.000%	12/31/2011	4.05%
U.S. Treasury Notes	2.125%	11/30/2014	2.84%
FHLMC Agency	2.500%	3/23/2012	1.69%
FNMA Agency	5.125%	4/15/2011	1.62%
U.S. Treasury Notes	2.625%	12/31/2014	1.46%
FNMA Agency	2.000%	4/1/2011	1.34%
Crown Castle Towers LLC	4.643%	6/15/2035	1.17%
GE Equipment Midticket LLC	2.340%	6/17/2013	1.07%
Bank of America Auto Trust	3.030%	10/15/2016	1.07%
First Union National Bank Commercial Mortgage Trust	6.223%	12/12/2033	1.04%
Total			17.35%

1	The Barclays Capital U.S. Government 1-3 Year Bond Index is generally considered to be representative of U.S. Government bonds with maturities between one and three years. The Barclays Capital U.S. Government 1-3 Year Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
2	The Barclays Capital U.S. Treasury Bond Index is generally considered to be representative of U.S. Treasury Bond market activity. The Barclays U.S. Treasury Bond Index is an unmanaged index that is not available for direct investment and there are no expenses associated with the index while there are expenses associated with the Fund.
3	Lipper, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor may pay when purchasing or redeeming shares of the Fund.
4	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
5	Source: Moody’s, Standard and Poors, Fitch Investors Service.
6

Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

6

RS LOW DURATION BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	Since Inception
RS Low Duration Bond VIP Series	8/28/03	6.38%	5.13%	4.14%	3.55%
Barclays Capital U.S. Government 1-3 Year Bond Index[1]		1.41%	5.03%	4.18%	3.64%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 8/28/03 in RS Low Duration Bond VIP Series and the Barclays Capital U.S. Government 1-3 Year Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC Low Duration Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.68%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

7

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,032.70	$3.02	0.59%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,022.24	$3.00	0.59%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Asset Backed Securities – 15.8%
American Express Credit Account Master Trust 2009-2 A 1.483% due 3/15/2017(1)	$250,000	$256,888
Ameriquest Mortgage Securities, Inc. 2003-5 A6 4.541% due 4/25/2033(1)	183,721	138,653
Bank of America Auto Trust 2009-1A A3 2.67% due 7/15/2013(2)	400,000	406,660
2009-2A A4 3.03% due 10/15/2016(2)	740,000	750,310
BMW Vehicle Lease Trust 2009-1 A3 2.91% due 3/15/2012	500,000	508,930
2009-1 A4 3.66% due 8/15/2013	100,000	102,835
Capital One Multi-Asset Execution Trust 2005-A7 A7 4.70% due 6/15/2015	250,000	264,129
2006-A2 A 4.85% due 11/15/2013	150,000	155,452
2008-A5 A5 4.85% due 2/18/2014	260,000	271,362
Capital One Prime Auto Receivables Trust 2006-2 A4 4.94% due 7/15/2012	249,934	254,537
CenterPoint Energy Transition Bond Co. LLC 2001-1 A4 5.63% due 9/15/2015	351,066	378,780
Chase Funding Mortgage Loan Trust 2004-1 1A6 4.266% due 6/25/2015	290,678	264,192
Citibank Credit Card Issuance Trust 2006-A4 A4 5.45% due 5/10/2013	372,000	391,532
CitiFinancial Mortgage Securities, Inc. 2003-3 AF5 4.553% due 8/25/2033(1)	211,333	189,100
CNH Equipment Trust 2009-C A4 3.00% due 8/17/2015	700,000	693,722
2007-C A4A 5.42% due 3/17/2014	310,000	322,422
GE Capital Credit Card Master Note Trust 2009-3 A 2.54% due 9/15/2014	700,000	700,560
GE Equipment Midticket LLC 2009-1 A3 2.34% due 6/17/2013	750,000	752,235
Harley-Davidson Motorcycle Trust 2009-1 A3 3.19% due 11/15/2013	330,000	337,093

December 31, 2009	Principal Amount	Value
Hertz Vehicle Financing LLC 2009-2A A1 4.26% due 3/25/2014(2)	$500,000	$498,272
Honda Auto Receivables Owner Trust 2009-3 A3 2.31% due 5/15/2013	400,000	405,179
Hyundai Auto Receivables Trust 2009-A A4 3.15% due 3/15/2016	600,000	607,560
John Deere Owner Trust 2009-B A4 2.33% due 5/16/2016	600,000	597,859
Nissan Auto Lease Trust 2009-B A3 2.07% due 1/15/2015	300,000	301,771
PG&E Energy Recovery Funding LLC 2005-1 A5 4.47% due 12/25/2014	420,000	444,610
Public Service New Hampshire Funding LLC 2001-1 A3 6.48% due 5/1/2015	328,004	355,872
Residential Asset Mortgage Products, Inc. 2003-RZ4 A5 4.66% due 2/25/2032	70,873	69,184
2002-RS4 AI5 6.163% due 8/25/2032(1)	20,695	7,533
Vanderbilt Acquisition Loan Trust 2002-1 A3 5.70% due 9/7/2023	14,450	14,435
West Penn Funding LLC Transition Bonds 2005-A A1 4.46% due 12/27/2010(2)	27,330	27,608
World Omni Automobile Lease Securitization Trust 2009-A A3 1.65% due 2/15/2013	600,000	598,380

Total Asset Backed Securities (Cost $11,025,362)		11,067,655

	Principal Amount	Value
Collateralized Mortgage Obligations – 3.5%
Cendant Mortgage Corp. 2003-4 1A1 4.85% due 5/25/2033	463,693	465,122
Countrywide Alternative Loan Trust 2004-35T2 A1 6.00% due 2/25/2035	419,131	362,205
Countrywide Home Loans Trust 2002-19 1A1 6.25% due 11/25/2032	52,797	46,536

The accompanying notes are an integral part of these financial statements.	9

RS LOW DURATION BOND VIP SERIES

December 31, 2009	Principal Amount	Value
FHLMC 1534 Z 5.00% due 6/15/2023	$107,635	$107,623
20 H 5.50% due 10/25/2023	54,744	58,354
FNMA 2003-24 PU 3.50% due 11/25/2015	39,127	39,386
2003-63 GU 4.00% due 7/25/2033	16,431	16,882
2005-39 CL 5.00% due 12/25/2021	117,515	120,987
2006-45 AC 5.50% due 6/25/2036	66,429	68,694
2002-52 PB 6.00% due 2/25/2032	229,301	238,747
GNMA 2002-93 NV 4.75% due 2/20/2032	4,143	4,201
Master Asset Securitization Trust 2003-5 2A1 5.00% due 6/25/2018	328,184	329,825
Residential Asset Mortgage Products, Inc. 2005-SL1 A4 6.00% due 5/25/2032	59,088	56,669
Residential Funding Mortgage Securities I 2005-S1 2A1 4.75% due 2/25/2020	568,065	553,863

Total Collateralized Mortgage Obligations (Cost $2,461,595)		2,469,094

	Principal Amount	Value
Commercial Mortgage-Backed Securities – 23.2%
Asset Securitization Corp. 1996-D3 A4 7.951% due 10/13/2026(1)	600,000	648,711
Banc of America Commercial Mortgage, Inc. 2003-2 A3 4.873% due 3/11/2041	400,000	414,767
Bear Stearns Commercial Mortgage Securities 2003-T10 A2 4.74% due 3/13/2040	550,000	559,890
2003-PWR2 A4 5.186% due 5/11/2039	550,000	561,017
1999-C1 B 6.20% due 2/14/2031	458,554	479,279
CDC Commercial Mortgage Trust 2002-FX1 B 5.856% due 5/15/2035	650,000	680,709
Chase Commercial Mortgage Securities Corp. 1998-1 F 6.56% due 5/18/2030(2)	421,000	437,477

December 31, 2009	Principal Amount	Value
Commercial Mortgage Asset Trust 1999-C1 A3 6.64% due 1/17/2032	$78,926	$79,053
Commercial Mortgage Pass-Through Certificates 2003-LB1A A1 3.251% due 6/10/2038	362,210	361,628
2004-LB2A A3 4.221% due 3/10/2039	473,446	477,653
Crown Castle Towers LLC 2005-1A AFX 4.643% due 6/15/2035(2)	815,000	823,150
CS First Boston Mortgage Securities Corp. 2003-C3 A5 3.936% due 5/15/2038	600,000	590,514
2002-CP5 A1 4.106% due 12/15/2035	363,233	368,851
2004-C5 A2 4.183% due 11/15/2037	104,275	104,071
2001-CP4 A4 6.18% due 12/15/2035	196,581	204,275
2001-CK1 A3 6.38% due 12/18/2035	412,235	422,883
First Union National Bank Commercial Mortgage Trust 2001-C4 A2 6.223% due 12/12/2033	700,000	732,956
First Union-Lehman Brothers Commercial Mortgage Securities, Inc. 1997-C2 D 7.12% due 11/18/2029	580,000	618,588
Four Times Square Trust 2000-4TS A2 7.795% due 4/15/2015(2)	456,000	464,981
GE Capital Commercial Mortgage Corp. 2003-C2 A2 4.17% due 7/10/2037	292,518	294,600
2004-C1 A3 4.596% due 11/10/2038	115,000	112,876
2003-C2 A4 5.145% due 7/10/2037	345,000	355,619
GMAC Commercial Mortgage Securities, Inc. 2003-C2 A2 5.485% due 5/10/2040(1)	285,000	294,753
Greenwich Capital Commercial Funding Corp. 2005-GG3 A2 4.305% due 8/10/2042	210,268	209,879
GS Mortgage Securities Corp. II 2004-GG2 A3 4.602% due 8/10/2038	167,052	166,925
Hilton Hotel Pool Trust 2000-HLTA A1 7.055% due 10/3/2015(2)	288,432	297,109

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2009	Principal Amount	Value
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2002-C1 A2 4.914% due 7/12/2037	$171,761	$174,965
2001-C1 A3 5.857% due 10/12/2035	541,000	563,269
2001-CIBC A3 6.26% due 3/15/2033	584,405	601,190
LB UBS Comm’l. Mortgage Trust 2002-C7 A4 4.96% due 12/15/2031	600,000	615,939
2002-C1 A4 6.462% due 3/15/2031	500,000	529,064
Morgan Stanley Capital I 2003-T11 A3 4.85% due 6/13/2041	374,831	381,322
2005-HQ7 AAB 5.184% due 11/14/2042(1)	500,000	510,313
PNC Mortgage Acceptance Corp. 2000-C1 A2 7.61% due 2/15/2010	23,128	23,107
Prudential Securities Secured Financing Corp. 1998-C1 D 7.155% due 1/15/2013(1)	132,380	133,689
Salomon Brothers Mortgage Securities VII, Inc. 2002-KEY2 A2 4.467% due 3/18/2036	442,699	453,320
1999-C1 G 6.843% due 5/18/2032(1)(2)	450,500	469,249
Wachovia Bank Commercial Mortgage Trust 2004-C10 A4 4.748% due 2/15/2041	596,000	588,532
2005-C21 APB 5.174% due 10/15/2044(1)	470,000	482,030

Total Commercial Mortgage-Backed Securities (Cost $16,117,683)		16,288,203

	Principal Amount	Value
Corporate Bonds – 39.2%
Aerospace & Defense – 0.7%
L-3 Communications Corp. Sr. Sub. Nt. 6.125% due 7/15/2013	500,000	505,000

		505,000
Automotive – 0.4%
Daimler Finance North America LLC 4.875% due 6/15/2010	175,000	177,873
Ford Motor Credit Co. LLC Sr. Nt. 8.625% due 11/1/2010	125,000	128,706

		306,579

December 31, 2009	Principal Amount	Value
Banking – 4.6%
American Express Travel Related Services Co., Inc. Sr. Nt. 5.25% due 11/21/2011(2)	$250,000	$262,169
Barclays Bank PLC Sr. Nt. 2.50% due 1/23/2013	300,000	299,655
Citigroup, Inc. Sr. Nt. 5.10% due 9/29/2011	300,000	310,148
Countrywide Home Loans, Inc. Ser. L 4.00% due 3/22/2011	250,000	255,323
Credit Suisse/New York NY Sr. Nt. 3.45% due 7/2/2012	200,000	205,721
Merrill Lynch & Co., Inc. Sr. Nt. Ser. B 4.50% due 11/4/2010	350,000	359,801
Morgan Stanley Sr. Nt. 5.05% due 1/21/2011	250,000	259,297
PNC Funding Corp. 4.50% due 3/10/2010	250,000	251,640
Rabobank Nederland N.V. Nt. 2.65% due 8/17/2012(2)	250,000	252,871
Sovereign Bancorp, Inc. Sr. Nt. 4.80% due 9/1/2010	250,000	255,257
The Goldman Sachs Group, Inc. Sr. Nt. 3.625% due 8/1/2012	250,000	257,576
4.50% due 6/15/2010	250,000	254,506

		3,223,964
Brokerage – 0.4%
BlackRock, Inc. Sr. Nt. 2.25% due 12/10/2012	300,000	298,687

		298,687
Building Materials – 1.5%
CRH America, Inc. 5.625% due 9/30/2011	250,000	262,799
Lafarge S.A. Sr. Nt. 6.15% due 7/15/2011	550,000	573,146
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	250,000	255,382

		1,091,327
Consumer Products – 0.7%
Clorox Co. Sr. Nt. 4.20% due 1/15/2010	225,000	225,205
Whirlpool Corp. Nt. 8.00% due 5/1/2012	250,000	270,851

		496,056

The accompanying notes are an integral part of these financial statements.	11

RS LOW DURATION BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Distributors – 0.4%
ONEOK, Inc. 7.125% due 4/15/2011	$240,000	$253,841

		253,841
Diversified Manufacturing – 0.4%
Textron Financial Corp. 5.125% due 11/1/2010	250,000	252,026

		252,026
Electric – 2.9%
Allegheny Energy Supply Co. LLC Sr. Nt. 7.80% due 3/15/2011	300,000	315,999
MidAmerican Energy Holdings Co. Sr. Nt. 3.15% due 7/15/2012	200,000	203,727
Mirant Mid Atlantic Pass Through Trust Ser. A 8.625% due 6/30/2012	243,218	248,387
National Rural Utilities Cooperative Finance Corp. Sr. Sec. Nt. 2.625% due 9/16/2012	200,000	201,242
NiSource Finance Corp. Sr. Nt. 7.875% due 11/15/2010	250,000	262,090
Oncor Electric Delivery Co. Sr. Sec. Nt. 6.375% due 5/1/2012	250,000	270,012
Pacific Gas & Electric Co. Sr. Nt. 4.20% due 3/1/2011	200,000	206,385
Virginia Electric and Power Co. Sr. Nt. 4.50% due 12/15/2010	350,000	359,955

		2,067,797
Energy – 1.9%
Anadarko Finance Co. Ser. B 6.75% due 5/1/2011	350,000	369,856
BP Capital Markets PLC 3.125% due 3/10/2012	350,000	360,517
Chevron Corp. 3.45% due 3/3/2012	350,000	363,762
XTO Energy, Inc. 5.00% due 8/1/2010	250,000	256,083

		1,350,218
Entertainment – 0.4%
Time Warner, Inc. 5.50% due 11/15/2011	250,000	265,419

		265,419
Environmental – 0.4%
Allied Waste North America, Inc. 6.375% due 4/15/2011	100,000	104,394
6.50% due 11/15/2010	200,000	207,970

		312,364

December 31, 2009	Principal Amount	Value
Food And Beverage – 2.8%
Anheuser-Busch Cos., Inc. 5.625% due 10/1/2010	$250,000	$258,533
Anheuser-Busch InBev Worldwide, Inc. 3.00% due 10/15/2012(2)	200,000	200,937
Diageo Finance BV 3.875% due 4/1/2011	250,000	258,035
Dr. Pepper Snapple Group, Inc. 1.70% due 12/21/2011	300,000	299,699
Kraft Foods, Inc. Sr. Nt. 5.625% due 11/1/2011	350,000	371,723
PepsiAmericas, Inc. 5.625% due 5/31/2011	200,000	211,079
SABMiller PLC 6.20% due 7/1/2011(2)	350,000	370,406

		1,970,412
Government Related – 0.4%
Ras Laffan Liquefied Natural Gas Co. Ltd. Sr. Sec. Nt. 4.50% due 9/30/2012(2)	250,000	258,464

		258,464
Health Insurance – 0.4%
UnitedHealth Group, Inc. Sr. Nt. 5.125% due 11/15/2010	250,000	258,650

		258,650
Healthcare – 1.8%
AmerisourceBergen Corp. 5.625% due 9/15/2012	250,000	266,188
CareFusion Corp. Sr. Nt. 4.125% due 8/1/2012(2)	250,000	257,730
Express Scripts, Inc. Sr. Nt. 5.25% due 6/15/2012	300,000	318,781
Fresenius Medical Care Capital Trust IV 7.875% due 6/15/2011	100,000	103,625
Thermo Fisher Scientific, Inc. Sr. Nt. 2.15% due 12/28/2012(2)	300,000	295,858

		1,242,182
Insurance - Life – 2.0%
Lincoln National Corp. Sr. Nt. 5.65% due 8/27/2012	200,000	206,988
Metropolitan Life Global Funding I Nt. 2.875% due 9/17/2012(2)	200,000	201,569
Sr. Sec. Nt. 4.50% due 5/5/2010(2)	250,000	252,233

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Insurance – Life (continued)
New York Life Global Funding 2.25% due 12/14/2012(2)	$200,000	$198,854
Prudential Financial, Inc. Sr. Nt. 5.10% due 12/14/2011	500,000	521,875

		1,381,519
Insurance P&C – 0.4%
CNA Financial Corp. Sr. Nt. 6.00% due 8/15/2011	250,000	254,120

		254,120
Media Cable – 1.6%
Comcast Corp. 5.45% due 11/15/2010	350,000	361,718
Cox Communications, Inc. 4.625% due 1/15/2010	250,000	250,208
Time Warner Cable, Inc. 5.40% due 7/2/2012	475,000	507,504

		1,119,430
Media Noncable – 0.3%
Rainbow National Services LLC 8.75% due 9/1/2012(2)	200,000	203,750

		203,750
Metals And Mining – 2.2%
BHP Billiton Finance USA Ltd. 5.00% due 12/15/2010	250,000	260,237
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	300,000	327,000
Rio Tinto Alcan, Inc. Sr. Nt. 6.45% due 3/15/2011	100,000	104,915
Steel Dynamics, Inc. 7.375% due 11/1/2012	550,000	566,500
Xstrata Finance Canada Ltd. 5.50% due 11/16/2011(2)	250,000	262,395

		1,521,047
Non Captive Diversified – 0.4%
GATX Corp. Sr. Nt. 4.75% due 10/1/2012	300,000	306,341

		306,341
Packaging – 0.7%
Ball Corp. 6.875% due 12/15/2012	300,000	303,750
Bemis Co., Inc. Sr. Nt. 4.875% due 4/1/2012	210,000	218,305

		522,055
Paper – 0.5%
Rock-Tenn Co. Sr. Sec. Nt. 8.20% due 8/15/2011	300,000	318,375

		318,375

December 31, 2009	Principal Amount	Value
Pharmaceuticals – 2.0%
Eli Lilly & Co. Sr. Nt. 3.55% due 3/6/2012	$350,000	$364,240
Merck & Co., Inc. Sr. Nt. 1.875% due 6/30/2011	300,000	302,827
Pfizer, Inc. Sr. Nt. 4.45% due 3/15/2012	350,000	370,177
Roche Holdings, Inc. 4.50% due 3/1/2012(2)	350,000	367,611

		1,404,855
Pipelines – 1.7%
Energy Transfer Partners LP Sr. Nt. 5.65% due 8/1/2012	200,000	212,570
Enterprise Products Operating LLP 4.95% due 6/1/2010	400,000	405,449
Kinder Morgan Energy Partners LP 7.125% due 3/15/2012	300,000	327,137
Plains All American Pipeline LP 4.25% due 9/1/2012	250,000	257,996

		1,203,152
REITs – 3.2%
Camden Property Trust Sr. Nt. 5.875% due 11/30/2012	250,000	260,252
Liberty Property LP Sr. Nt. 6.375% due 8/15/2012	200,000	208,078
Mack-Cali Realty LP Sr. Nt. 7.75% due 2/15/2011	300,000	315,600
ProLogis Sr. Nt. 5.50% due 4/1/2012	250,000	253,091
Regency Centers LP 6.75% due 1/15/2012	300,000	315,056
7.95% due 1/15/2011	200,000	208,196
Simon Property Group LP Sr. Nt. 4.875% due 3/18/2010	250,000	251,654
5.00% due 3/1/2012	100,000	103,361
Westfield Capital Corp. Ltd. 4.375% due 11/15/2010(2)	300,000	308,250

		2,223,538
Retailers – 0.7%
Macy’s Retail Holdings, Inc. 6.625% due 4/1/2011	350,000	360,937
The Home Depot, Inc. Sr. Nt. 5.20% due 3/1/2011	100,000	103,769

		464,706
Supermarkets – 1.0%
New Albertsons, Inc. Sr. Nt. 7.50% due 2/15/2011	250,000	255,625

The accompanying notes are an integral part of these financial statements.	13

RS LOW DURATION BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Supermarkets (continued)
Safeway, Inc. 4.95% due 8/16/2010	$200,000	$205,267
The Kroger Co. 6.80% due 4/1/2011	250,000	265,472

		726,364
Technology – 1.1%
Agilent Technologies, Inc. Sr. Nt. 4.45% due 9/14/2012	300,000	310,396
Hewlett-Packard Co. Sr. Nt. 4.25% due 2/24/2012	200,000	209,787
National Semiconductor Corp. Sr. Nt. 6.15% due 6/15/2012	250,000	261,862

		782,045
Wireless – 0.6%
Verizon Wireless Capital LLC Sr. Nt. 5.25% due 2/1/2012	400,000	424,250

		424,250
Wirelines – 0.7%
Qwest Corp. Sr. Nt. 7.875% due 9/1/2011	250,000	261,875
Telecom Italia Capital S.A. 4.875% due 10/1/2010	250,000	255,874

		517,749
Total Corporate Bonds (Cost $26,823,160)		27,526,282

	Principal Amount	Value
Government Agencies – 7.0%
Bank of America Corp. 3.125% due 6/15/2012(3)	350,000	362,669
FHLMC 2.50% due 3/23/2012	1,180,000	1,184,624
FNMA 2.00% due 4/1/2011	940,000	943,944
5.00% due 10/15/2011	550,000	587,814
5.125% due 4/15/2011	1,080,000	1,140,857
General Electric Capital Corp. 2.20% due 6/8/2012(3)	350,000	354,909
PNC Funding Corp. 2.30% due 6/22/2012(3)	350,000	355,914

Total Government Agencies (Cost $4,809,693)		4,930,731

December 31, 2009	Principal Amount	Value
Hybrid ARMS – 0.2%
FNMA 6.251% due 8/1/2046(1)	$165,399	$175,306

Total Hybrid ARMS (Cost $166,913)		175,306

	Principal Amount	Value
Mortgage-Backed Securities – 0.3%
FHLMC 7.00% due 9/1/2038	204,568	223,106

Total Mortgage-Backed Securities (Cost $212,843)		223,106

	Principal Amount	Value
U.S. Treasury – 9.2%
U.S. Treasury Notes 1.00% due 12/31/2011	2,852,000	2,843,980
1.125% due 12/15/2012	614,000	604,164
2.125% due 11/30/2014	2,043,000	1,994,642
2.625% due 12/31/2014	1,030,000	1,027,023

Total U.S. Treasury (Cost $6,526,162)		6,469,809

	Principal Amount	Value
Repurchase Agreements – 0.8%

State Street Bank and Trust Co. Repurchase Agreement, 0.00%, dated 12/31/2009, maturity value of $593,000, due 1/4/2010(4)	593,000	593,000
Total Repurchase Agreements (Cost $593,000)		593,000
Total Investments - 99.2% (Cost $68,736,411)		69,743,186
Other Assets, Net - 0.8%		529,268
Total Net Assets - 100.0%		$70,272,454

(1)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2009.
(2)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $7,867,913, representing 11.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Classified under Government Agencies as a result of participating in the U.S. Government Troubled Asset Relief Program.

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS LOW DURATION BOND VIP SERIES

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	4.375%	7/17/2015	$607,600

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total

Asset Backed Securities	$—	$11,067,655	$—	$11,067,655

Collateralized Mortgage Obligations	—	2,469,094	—	2,469,094

Commercial Mortgage-Backed Securities	—	16,288,203	—	16,288,203

Corporate Bonds	—	27,526,282	—	27,526,282

Government Agencies	—	4,930,731	—	4,930,731

Hybrid ARMS	—	175,306	—	175,306

Mortgage-Backed Securities	—	223,106	—	223,106

U.S. Treasury	—	6,469,809	—	6,469,809

Repurchase Agreements	—	593,000	—	593,000

Total	$—	$69,743,186	$—	$69,743,186

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$69,743,186
Cash and cash equivalents	668
Interest receivable	536,015
Receivable for fund shares subscribed	45,367

Total Assets	70,325,236

Liabilities
Payable to adviser	26,265
Accrued trustees’ fees	966
Payable for fund shares redeemed	631
Accrued expenses/other liabilities	24,920

Total Liabilities	52,782

Total Net Assets	$70,272,454

Net Assets Consist of:
Paid-in capital	$69,182,077
Accumulated net realized gain from investments	83,602
Net unrealized appreciation on investments	1,006,775

Total Net Assets	$70,272,454

Investments, at Cost	$68,736,411

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	6,817,541
Net Asset Value Per Share	$10.31

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Interest	$2,038,383

Total Investment Income	2,038,383

Expenses
Investment advisory fees	229,768
Custodian fees	31,804
Professional fees	26,354
Administrative service fees	10,225
Shareholder reports	8,197
Trustees’ fees	3,641
Other expenses	4,776

Total Expenses	314,765

Less: Custody credits	(30)

Total Expenses, Net	314,735

Net Investment Income	1,723,648

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized gain from investments	216,949
Net change in unrealized appreciation/depreciation on investments	1,173,098

Net Gain on Investments	1,390,047

Net Increase in Net Assets Resulting from Operations	$3,113,695

16	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION – RS LOW DURATION BOND VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$1,723,648	$1,038,997
Net realized gain from investments	216,949	319,227
Net change in unrealized appreciation/depreciation on investments	1,173,098	(343,651)

Net Increase in Net Assets Resulting from Operations	3,113,695	1,014,573

Distributions to Shareholders
Net investment income	(1,726,052)	(1,041,737)

Total Distributions	(1,726,052)	(1,041,737)

Capital Share Transactions
Proceeds from sales of shares	47,810,468	14,365,549
Reinvestment of distributions	1,726,052	1,041,737
Cost of shares redeemed	(14,331,117)	(8,636,129)

Net Increase in Net Assets Resulting from Capital Share Transactions	35,205,403	6,771,157

Net Increase in Net Assets	36,593,046	6,743,993

Net Assets
Beginning of year	33,679,408	26,935,415

End of year	$70,272,454	$33,679,408

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(1,578)

Other Information:
Shares
Sold	4,664,268	1,422,440
Reinvested	166,769	104,704
Redeemed	(1,403,416)	(854,337)

Net Increase	3,427,621	672,807

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$9.94	$0.27	$0.37	$0.64	$(0.27)	$—	$(0.27)
Year Ended 12/31/08	9.91	0.32	0.03	0.35	(0.32)	—	(0.32)
Year Ended 12/31/07	9.82	0.45	0.09	0.54	(0.45)	—	(0.45)
Year Ended 12/31/06	9.81	0.38	0.01	0.39	(0.38)	—	(0.38)
Year Ended 12/31/05	9.97	0.28	(0.16)	0.12	(0.28)	—	(0.28)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS LOW DURATION BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$10.31	6.38%	$70,272	0.62%		0.62%	3.38%	3.38%	335%
9.94	3.56%	33,679	0.68%		0.68%	3.46%	3.46%	136%
9.91	5.48%	26,935	0.70%		0.79%	4.38%	4.29%	69%
9.82	4.07%	27,969	0.71%	[3]	0.72%	3.88%	3.87%	78%
9.81	1.25%	27,378	0.79%		0.79%	2.94%	2.94%	109%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Before offset of custody credits. Including the custody credits, the expense ratio is 0.70%.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Low Duration Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for

20

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest

21

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through December 31, 2009, an expense limitation was imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 0.70% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

22

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

	Ordinary Income	Long-Term Capital Gains
2009	$1,722,070	$3,982
2008	1,041,737	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$—	$3,982	$(3,982)

The tax basis of distributable earnings as of December 31, 2009 was as follow:

Undistributed Long-Term Capital Gains
$86,436

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund utilized $104,121 of capital loss carryovers.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $68,739,245. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $1,235,947 and $(232,006), respectively, resulting in net unrealized appreciation of $1,003,941.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from investments and U.S. government agency obligations sold (excluding short-term investments) for the year ended December 31, 2009, were as follows:

	Investments	U.S. Government Agency Obligations
Purchases	$55,624,074	$152,818,262
Sales	8,499,209	160,728,205

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

23

NOTES TO FINANCIAL STATEMENTS — RS LOW DURATION BOND VIP SERIES

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Low Duration Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Low Duration Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS High Yield Bond VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS HIGH YIELD BOND VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com.

RS High Yield Bond VIP Series Commentary

Highlights

•

The high yield market delivered its best annual performance on record in 2009, as measured by the Barclays Capital U.S. Corporate High-Yield Bond Index[1], as investors regained their appetites for risk and pursued historically wide yield spreads.

•

While RS High Yield Bond VIP Series delivered a positive return for the period, it underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index. In particular, the Fund’s focus on relatively better quality issuers hindered performance as high yield investors in 2009 generally favored lower-quality high yield bonds offering wider spreads.

•	The strong performance of the high yield market in 2009 occurred despite a spike in defaults and distressed exchanges to over 16% by year-end.

Market Overview

Starting early in 2009, the high yield market bounced back from the extremely weak performance of 2008 as investors began, in our view, to anticipate improving economic conditions later in the year. We believe that other factors supporting the resurgence in the high yield market included record fund inflows, robust new issuance, the potential for moderating defaults, significant moderation in refinancing risk and historically low short-term treasury rates. As investors recovered their appetites for risk, they sought higher return potential from lower rated issues2 offering historically attractive yields. CC-D rated bonds returned 136.34% for the year, while CCC rated bonds returned 90.65%. BB rated bonds and B rated bonds returned 46.09% and 44.73%, respectively, showing tremendous performance on an absolute basis, but underperforming lower rated bonds by a substantial margin. The outperformance of the high yield market is remarkable in a year that saw an increase in the default rate, including restructurings, which rose to over 16% from 5.5% as we entered 2009.

Fund Performance Overview

RS High Yield Bond VIP Series returned 38.10% for the twelve-month period ended December 31, 2009, but underperformed its benchmark, the Barclays Capital U.S. Corporate High-Yield Bond Index, which returned 58.21% for the period.

Portfolio Review

The Fund’s relative performance in 2009 was dampened by its focus on better quality B rated credits and BB rated credits, as well as by its relative underweighting in lower-rated investments. The Fund ended the year with a 17.5% weighting in holdings CCC-rated or lower, significantly below the index weighting of 28.0%. Unfortunately, these lower quality credits were among the market’s best performers in 2009. Nonetheless, we continued to maintain a bias to higher rated bonds within the high yield market, as we believe that the risk/reward relationship is more attractive in those securities.

The fund’s underweight exposure to the financials sector also dampened relative performance for the year as yield-seeking investors returned to the sector to take advantage of highly distressed prices. Furthermore, government bailouts of companies such as RBS and GMAC/Rescap led to significant rallies in their debt that we did not anticipate. Nonetheless, we continue to believe that the financials sector remains highly risky, given the operational and asset problems that confront many of these companies. For this reason, we stand by our positioning despite its impact on relative performance for the year.

While we continued to approach lower rated credits with caution, we have looked for opportunities to add exposure to a limited number of lower quality issues that we believe are mispriced relative to underlying fundamentals. Early in the year, this process led us to several energy credits, including Chaparral Energy, Quicksilver Energy, and Sandridge Energy — which we believed were trading at market prices below their intrinsic value. As the credit market recovered, these credits — which were trading at distressed levels — rallied disproportionately, benefiting the Fund’s relative performance. We also benefited from our overweight in oil companies, which we continue to prefer in favor of natural gas. We believe security selection will become increasingly important as we head into 2010 and will continue to take advantage of value opportunities in the sector while preparing for any potential pull-back in the market.

Outlook

We believe we will see steadily improving corporate liquidity in 2010 and that robust capital markets activity

3

RS HIGH YIELD BOND VIP SERIES

may meaningfully lower the default rate over the next two years. We believe 2010 will see a transition to more investment discretion, where individual security selection will be the key in an economic environment that continues to contend with high unemployment, and problems in the housing and commercial real estate sectors. We expect to hold an overweight position in the food and beverage, media non-cable, technology and independent energy sectors, and will selectively invest in the refining, retail, industrial, airline and financial sectors. We remain committed to our disciplined, research-driven investment approach, and we will continue to closely monitor both individual credits and evolving economic trends. We appreciate your continued confidence.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. Investors in the Fund may be subject to alternative minimum tax (AMT) and certain other state and local taxes. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Except as otherwise specifically stated, all information and portfolio manager commentary, including portfolio security positions, is as of December 31, 2009.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Bond funds are subject to interest rate risk, credit risk, and prepayment risk. When interest rates rise, bond prices generally fall, and when interest rates fall, bond prices generally rise. Currently, interest rates are at relatively low levels. Please keep in mind that in this kind of environment, the risk that bond prices may fall when interest rates rise is potentially greater. High yield bond investing includes special risks. Investments in lower rated and unrated debt securities are subject to a greater loss of principal and interest than investments in higher rated securities. The values of mortgage-backed securities depend on the credit quality and adequacy of the underlying assets or collateral and may be highly volatile.

4

RS HIGH YIELD BOND VIP SERIES

Characteristics

Total Net Assets: $83,113,953

Bond Quality Allocation[3]

Top Ten Holdings[4]

Holding	Coupon	Maturity Date	% of Total Net Assets
Ford Motor Credit Co. LLC	7.250%	10/25/2011	1.76%
CIT Group Funding Co. of Delaware LLC	10.250%	5/1/2013	1.55%
Reckson Operating Partnership L.P.	5.150%	1/15/2011	1.20%
J.C. Penney Corp., Inc.	7.650%	8/15/2016	1.13%
HCA, Inc.	9.250%	11/15/2016	1.12%
OPTI Canada, Inc.	8.250%	12/15/2014	1.04%
Block Communications, Inc.	8.250%	12/15/2015	1.03%
Ford Motor Credit Co. LLC	8.700%	10/1/2014	0.99%
DISH DBS Corp.	7.875%	9/1/2019	0.97%
SunGard Data Systems, Inc.	10.625%	5/15/2015	0.95%
Total			11.74%

1	The Barclays Capital U.S. Corporate High-Yield Bond Index is generally considered to be representative of the investable universe of the US-dominated high-yield debt market. The Barclay’s Capital U.S. Corporate High-Yield Bond Index is not available for direct investment and there are no expenses associated with it, while there are expenses associated with the Fund.
2	Rating agencies’ independent ratings of individual securities are aggregated by Barclays and market weights are reported using Standard & Poor’s letter rating conventions. Average Rating calculation does not reflect unrated and short-term holdings.
3	Source: Moody’s, Standard and Poor’s, Fitch Investors Service.
4	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

5

RS HIGH YIELD BOND VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS High Yield Bond VIP Series	9/13/99	38.10%	3.42%	4.52%	4.70%	4.84%
Barclays Capital U.S. Corporate High-Yield Bond Index[1]		58.21%	5.98%	6.46%	6.72%	6.62%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made 10 years ago in RS High Yield Bond VIP Series and the Barclays Capital U.S. Corporate High-Yield Bond Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian VC High Yield Bond Fund; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.77%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,160.90	$4.07	0.75%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.44	$3.81	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Corporate Bonds – 96.2%
Aerospace/Defense – 1.6%
BE Aerospace, Inc. Sr. Nt. 8.50% due 7/1/2018	$520,000	$551,200
L-3 Communications Corp. Sr. Sub. Nt. 5.875% due 1/15/2015	130,000	129,838
6.375% due 10/15/2015	150,000	150,563
Moog, Inc. Sr. Sub. Nt. 7.25% due 6/15/2018	325,000	314,031
Triumph Group, Inc. Sr. Sub. Nt. 8.00% due 11/15/2017(1)	210,000	211,837

		1,357,469
Airlines – 0.3%
Delta Air Lines, Inc. Sr. Sec. Nt. 9.50% due 9/15/2014(1)	230,000	238,913

		238,913
Automotive – 6.0%
American Axle & Manufacturing Holdings, Inc. Sr. Sec. Nt. 9.25% due 1/15/2017(1)	100,000	101,500
Ford Motor Credit Co. LLC Sr. Nt. 7.25% due 10/25/2011	1,450,000	1,464,343
7.50% due 8/1/2012	530,000	534,483
8.00% due 12/15/2016	300,000	300,399
8.70% due 10/1/2014	790,000	825,939
9.875% due 8/10/2011	430,000	450,219
Goodyear Tire & Rubber Co. Sr. Nt. 8.625% due 12/1/2011	72,000	74,700
10.50% due 5/15/2016	130,000	143,650
Navistar International Corp. 8.25% due 11/1/2021	560,000	574,000
Titan International, Inc. Sr. Nt. 8.00% due 1/15/2012	120,000	117,600
TRW Automotive, Inc. Sr. Nt. 8.875% due 12/1/2017(1)	390,000	405,600

		4,992,433
Banking – 0.9%
Bank of America Corp. Ser. M 8.125% due 5/15/2018(2)(3)	350,000	336,959
Zions Bancorporation Sr. Nt. 7.75% due 9/23/2014	450,000	397,125

		734,084
Brokerage – 0.7%
E*Trade Financial Corp. Sr. Nt. 12.50% due 11/30/2017(4)	478,000	543,128

		543,128

December 31, 2009	Principal Amount	Value
Building Materials – 2.8%
Masco Corp. Sr. Nt. 5.875% due 7/15/2012	$710,000	$725,285
Mohawk Industries, Inc. Sr. Nt. 6.875% due 1/15/2016	250,000	248,750
Norcraft Cos. L.P. Sr. Sub. Nt. 9.00% due 11/1/2011	375,000	375,469
Sr Sec. Nt. 10.50% due 12/15/2015(1)	420,000	430,500
Texas Industries, Inc. 7.25% due 7/15/2013	520,000	510,900

		2,290,904
Chemicals – 1.3%
Huntsman International LLC 5.50% due 6/30/2016(1)	230,000	204,125
Koppers, Inc. 7.875% due 12/1/2019(1)	200,000	202,000
NOVA Chemicals Corp. Sr. Nt. 8.375% due 11/1/2016(1)	260,000	263,900
8.625% due 11/1/2019(1)	260,000	264,550
Terra Capital, Inc. 7.75% due 11/1/2019(1)	170,000	181,900

		1,116,475
Construction Machinery – 1.0%
Terex Corp. Sr. Sub. Nt. 8.00% due 11/15/2017	210,000	202,125
Sr. Nt. 10.875% due 6/1/2016	200,000	223,000
United Rentals NA, Inc. Sr. Sub. Nt. 7.75% due 11/15/2013	448,000	421,120

		846,245
Consumer Cyclical Services – 1.7%
Corrections Corp. of America 7.75% due 6/1/2017	260,000	267,800
NCO Group, Inc. Sr. Nt. 5.148% due 11/15/2013(2)	125,000	100,781
Sr. Sub. Nt. 11.875% due 11/15/2014	130,000	99,613
Service Corp. International Sr. Nt. 7.625% due 10/1/2018	350,000	346,500
8.00% due 11/15/2021	270,000	265,950
Travelport LLC Sr. Nt. 4.881% due 9/1/2014(2)	370,000	335,312

		1,415,956

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Consumer Products – 0.7%
Colt Defense LLC Sr. Nt. 8.75% due 11/15/2017(1)	$220,000	$227,150
Easton-Bell Sports, Inc. Sr. Sec. Nt. 9.75% due 12/1/2016(1)	200,000	207,250
Jarden Corp. Sr. Nt. 8.00% due 5/1/2016	130,000	134,225

		568,625
Distributors – 1.0%
Ferrellgas Partners L.P. Sr. Nt. 6.75% due 5/1/2014	260,000	256,100
Inergy LP 8.25% due 3/1/2016	400,000	406,000
8.75% due 3/1/2015	140,000	143,850

		805,950
Diversified Manufacturing – 0.1%
ESCO Corp. Sr. Nt. 8.625% due 12/15/2013(1)	65,000	64,675

		64,675
Electric – 6.8%
CMS Energy Corp. Sr. Nt. 6.55% due 7/17/2017	350,000	345,646
Dynegy Holdings, Inc. Sr. Nt. 7.50% due 6/1/2015(1)	260,000	239,200
7.75% due 6/1/2019	330,000	286,275
Edison Mission Energy Sr. Nt. 7.00% due 5/15/2017	620,000	489,800
Midwest Generation LLC Ser. B 8.56% due 1/2/2016	333,920	337,259
Mirant Americas Generation LLC Sr. Nt. 8.30% due 5/1/2011	130,000	133,250
Mirant Mid Atlantic Pass Through Tr. Ser. A 8.625% due 6/30/2012	142,456	145,484
Ser. B 9.125% due 6/30/2017	375,702	394,487
Mirant North America LLC 7.375% due 12/31/2013	260,000	257,075
North American Energy Alliance LLC Sr. Sec. Nt. 10.875% due 6/1/2016(1)	140,000	148,750
NRG Energy, Inc. Sr. Nt. 7.375% due 1/15/2017	475,000	476,187

December 31, 2009	Principal Amount	Value
Electric (continued)
RRI Energy, Inc. Sr. Nt. 7.625% due 6/15/2014	$270,000	$267,300
7.875% due 6/15/2017	395,000	388,088
Texas Competitive Electric Holdings Co. LLC Ser. A 10.25% due 11/1/2015(5)	965,000	781,650
Ser. B 10.25% due 11/1/2015(5)	520,000	421,200
The AES Corp. Sr. Nt. 8.00% due 10/15/2017 - 6/1/2020	520,000	531,375

		5,643,026
Energy – 13.2%
Allis-Chalmers Energy, Inc. 9.00% due 1/15/2014	430,000	410,650
Alon Refining Krotz Springs, Inc. Sr. Sec. Nt. 13.50% due 10/15/2014(1)	420,000	391,650
Antero Resources Finance Corp. Sr. Nt. 9.375% due 12/1/2017(1)	100,000	102,000
Atlas Energy Operating Co. LLC 10.75% due 2/1/2018	160,000	176,800
12.125% due 8/1/2017	220,000	249,700
Basic Energy Services, Inc. Sr. Sec. Nt. 11.625% due 8/1/2014	200,000	214,000
Berry Petroleum Co. Sr. Sub. Nt. 8.25% due 11/1/2016	101,000	99,485
Sr. Nt. 10.25% due 6/1/2014	350,000	380,625
Chaparral Energy, Inc. Sr. Nt. 8.50% due 12/1/2015	635,000	560,387
Chesapeake Energy Corp. 6.875% due 1/15/2016	260,000	260,000
7.50% due 9/15/2013	260,000	264,550
Sr. Nt. 7.625% due 7/15/2013	255,000	267,113
9.50% due 2/15/2015	400,000	439,000
Compagnie Generale de Geophysique-Veritas Sr. Nt. 7.75% due 5/15/2017	65,000	64,513
Complete Production Services, Inc. Sr. Nt. 8.00% due 12/15/2016	260,000	256,425
Connacher Oil and Gas Ltd. Sr. Sec. Nt. 10.25% due 12/15/2015(1)	200,000	183,000
11.75% due 7/15/2014(1)	290,000	320,450
Continental Resources, Inc. Sr. Nt. 8.25% due 10/1/2019(1)	230,000	241,500

The accompanying notes are an integral part of these financial statements.	9

RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Energy (continued)
Denbury Resources, Inc. 9.75% due 3/1/2016	$280,000	$298,900
Expro Finance Luxembourg SCA Sr. Sec. Nt. 8.50% due 12/15/2016(1)	280,000	277,900
Forest Oil Corp. 7.25% due 6/15/2019	140,000	138,250
Helix Energy Solutions Group, Inc. Sr. Nt. 9.50% due 1/15/2016(1)	260,000	266,500
Hercules Offshore, Inc. Sr. Sec. Nt. 10.50% due 10/15/2017(1)	140,000	147,700
Holly Corp. Sr. Nt. 9.875% due 6/15/2017(1)	140,000	147,350
Linn Energy LLC 9.875% due 7/1/2018	210,000	223,125
11.75% due 5/15/2017(1)	220,000	246,950
OPTI Canada, Inc. Sr. Sec. Nt. 7.875% due 12/15/2014	150,000	123,000
8.25% due 12/15/2014	1,050,000	864,937
9.00% due 12/15/2012(1)	130,000	132,925
Quicksilver Resources, Inc. 7.125% due 4/1/2016	540,000	503,550
8.25% due 8/1/2015	190,000	194,750
Sr. Nt. 11.75% due 1/1/2016	200,000	227,000
SandRidge Energy, Inc. 8.625% due 4/1/2015(4)	220,000	220,000
Sr. Nt. 9.875% due 5/15/2016(1)	200,000	210,500
Stallion Oilfield Services Sr. Nt. 9.75% due 2/1/2015(1)(6)	870,000	508,950
Stone Energy Corp. Sr. Sub. Nt. 6.75% due 12/15/2014	450,000	401,625
Venoco, Inc. Sr. Nt. 11.50% due 10/1/2017(1)	450,000	472,500
Western Refining, Inc. Sr. Sec. Nt. 11.25% due 6/15/2017(1)	200,000	181,000
Whiting Petroleum Corp. Sr. Sub. Nt. 7.00% due 2/1/2014	300,000	301,125

		10,970,385
Entertainment – 0.3%
WMG Acquisition Corp. Sr. Sec. Nt. 9.50% due 6/15/2016(1)	260,000	278,525

		278,525

December 31, 2009	Principal Amount	Value
Food And Beverage – 2.1%
Aramark Corp. Sr. Nt. 3.781% due 2/1/2015(2)	$108,000	$98,820
8.50% due 2/1/2015	658,000	677,740
Constellation Brands, Inc. Ser. B 7.25% due 5/15/2017	140,000	141,925
8.125% due 1/15/2012	120,000	120,450
Michael Foods, Inc. Sr. Sub. Nt. 8.00% due 11/15/2013	580,000	593,775
Smithfield Foods, Inc. Sr. Sec. Nt. 10.00% due 7/15/2014(1)	130,000	141,050

		1,773,760
Gaming – 3.6%
Boyd Gaming Corp. Sr. Sub. Nt. 6.75% due 4/15/2014	170,000	153,212
7.125% due 2/1/2016	340,000	295,800
Harrah’s Operating Co., Inc. Sr. Sec. Nt. 10.00% due 12/15/2018(1)	420,000	337,050
MGM Mirage, Inc. Sr. Nt. 7.50% due 6/1/2016	260,000	202,800
Sr. Sec. Nt. 10.375% due 5/15/2014(1)	110,000	119,350
11.125% due 11/15/2017(1)	210,000	232,575
Sr. Nt. 11.375% due 3/1/2018(1)	140,000	125,300
Pokagon Gaming Authority Sr. Nt. 10.375% due 6/15/2014(1)	158,000	164,320
Scientific Games Corp. 7.875% due 6/15/2016(1)	410,000	412,050
Scientific Games International, Inc. 9.25% due 6/15/2019	260,000	273,000
Sr. Sub. Nt. 9.25% due 6/15/2019(1)	220,000	231,000
Snoqualmie Entertainment Authority Sr. Nt. 9.125% due 2/1/2015(1)	420,000	222,600
Wynn Las Vegas LLC 6.625% due 12/1/2014	200,000	193,250

		2,962,307
Healthcare – 7.3%
Alliance HealthCare Services, Inc. Sr. Nt. 8.00% due 12/1/2016(1)	780,000	760,500
Apria Healthcare Group, Inc. Sr. Sec. Nt. 12.375% due 11/1/2014(1)	390,000	429,000
Bio-Rad Laboratories, Inc. Sr. Sub. Nt. 7.50% due 8/15/2013	200,000	204,250
8.00% due 9/15/2016(1)	325,000	342,875

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Healthcare (continued)
Community Health Systems, Inc. 8.875% due 7/15/2015	$410,000	$424,350
DaVita, Inc. 7.25% due 3/15/2015	430,000	431,075
Fresenius Medical Care Capital Tr. 7.875% due 6/15/2011	310,000	321,238
HCA, Inc. Sr. Nt. 6.75% due 7/15/2013	430,000	423,550
Sr. Sec. Nt. 7.875% due 2/15/2020(1)	200,000	208,250
8.50% due 4/15/2019(1)	260,000	280,150
Sec. Nt. 9.125% due 11/15/2014	577,000	608,735
9.25% due 11/15/2016	870,000	934,162
Sr. Sec. Nt. 9.875% due 2/15/2017(1)	220,000	243,100
Health Management Associates, Inc. Sr. Nt. 6.125% due 4/15/2016	395,000	370,312
US Oncology, Inc. Sr. Sec. Nt. 9.125% due 8/15/2017	100,000	105,000

		6,086,547
Home Construction – 0.8%
K Hovnanian Enterprises, Inc. Sr. Sec. Nt. 10.625% due 10/15/2016(1)	280,000	292,600
KB Home 9.10% due 9/15/2017	130,000	136,500
The Ryland Group, Inc. 5.375% due 5/15/2012	210,000	213,150

		642,250
Industrial Other – 0.6%
Belden, Inc. 9.25% due 6/15/2019(1)	260,000	274,625
JohnsonDiversey Holdings, Inc. Sr. Nt. 8.25% due 11/15/2019(1)	200,000	202,500

		477,125
Lodging – 2.2%
Host Hotels & Resorts L.P. Sr. Nt. 9.00% due 5/15/2017(1)	130,000	140,563
Host Marriott L.P. Sr. Nt. Ser. O 6.375% due 3/15/2015	675,000	661,500
Royal Caribbean Cruises Ltd. Sr. Nt. 6.875% due 12/1/2013	260,000	255,450
7.00% due 6/15/2013	390,000	389,025
Starwood Hotels & Resorts Worldwide, Inc. Sr. Nt. 7.875% due 10/15/2014	390,000	416,812

		1,863,350

December 31, 2009	Principal Amount	Value
Media Cable – 3.6%
Cablevision Systems Corp. Sr. Nt. 8.00% due 4/15/2012(2)	$435,000	$460,013
CSC Holdings LLC Sr. Nt. 8.625% due 2/15/2019(1)	140,000	150,675
CSC Holdings, Inc. Sr. Nt. 8.50% due 4/15/2014 -6/15/2015(1)	445,000	473,925
DISH DBS Corp. 7.875% due 9/1/2019	770,000	807,537
Mediacom LLC Sr. Nt. 9.125% due 8/15/2019(1)	130,000	132,600
Videotron Ltee. 9.125% due 4/15/2018	210,000	231,000
9.125% due 4/15/2018(1)	220,000	242,000
Virgin Media Finance PLC Ser. 1 9.50% due 8/15/2016	500,000	536,875

		3,034,625
Media Noncable – 8.9%
Block Communications, Inc. Sr. Nt. 8.25% due 12/15/2015(1)	880,000	854,700
Clear Channel Worldwide Holdings, Inc. Ser. A 9.25% due 12/15/2017(1)	250,000	255,000
Ser. B 9.25% due 12/15/2017(1)	330,000	339,900
Gannett Co., Inc. Sr. Nt. 8.75% due 11/15/2014(1)	110,000	113,850
9.375% due 11/15/2017(1)	110,000	113,575
GeoEye, Inc. Sr. Sec. Nt. 9.625% due 10/1/2015(1)	230,000	236,613
Hughes Network Systems LLC Sr. Nt. 9.50% due 4/15/2014	370,000	382,025
Inmarsat Finance PLC 7.375% due 12/1/2017(1)	100,000	102,250
Intelsat Corp. Sr. Nt. 9.25% due 8/15/2014	260,000	267,150
Intelsat Jackson Holdings Ltd. 8.50% due 11/1/2019(1)	230,000	236,900
11.25% due 6/15/2016	210,000	227,325
Intelsat Subsidiary Holding Co. Ltd. 8.50% due 1/15/2013	660,000	673,200
8.875% due 1/15/2015	140,000	144,900
8.875% due 1/15/2015(1)	110,000	113,300
Lamar Media Corp. Sr. Nt. 6.625% due 8/15/2015	370,000	357,800

The accompanying notes are an integral part of these financial statements.	11

RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Media Noncable (continued)
Nielsen Finance LLC 11.50% due 5/1/2016	$440,000	$491,700
Quebecor Media, Inc. Sr. Nt. 7.75% due 3/15/2016	635,000	633,412
Rainbow National Services LLC 8.75% due 9/1/2012(1)	700,000	713,125
RH Donnelley, Inc. 11.75% due 5/15/2015(1)(6)	475,000	391,875
Sinclair Broadcast Group, Inc. 8.00% due 3/15/2012	580,000	566,950
Sinclair Television Group, Inc. Sr. Sec. Nt. 9.25% due 11/1/2017(1)	140,000	145,600

		7,361,150
Metals And Mining – 1.4%
Cloud Peak Energy Resources LLC 8.25% due 12/15/2017(1)	200,000	200,000
8.50% due 12/15/2019(1)	200,000	204,000
Freeport-McMoRan Copper & Gold, Inc. Sr. Nt. 8.25% due 4/1/2015	135,000	147,150
Steel Dynamics, Inc. 7.375% due 11/1/2012	600,000	618,000

		1,169,150
Non Captive Diversified – 1.5%
CIT Group Funding Co. of Delaware LLC Sr. Sec. Nt. 10.25% due 5/1/2013	1,260,000	1,285,200

		1,285,200
Packaging – 1.8%
Ball Corp. 7.125% due 9/1/2016	200,000	205,000
7.375% due 9/1/2019	200,000	205,500
Crown Americas LLC 7.625% due 11/15/2013	54,000	55,755
Sr. Nt. 7.625% due 5/15/2017(1)	260,000	269,750
Owens-Brockway Glass Container, Inc. 7.375% due 5/15/2016	260,000	268,450
Reynolds Group Issuer, Inc. Sr. Sec. Nt. 7.75% due 10/15/2016(1)	140,000	143,150
Silgan Holdings, Inc. Sr. Nt. 7.25% due 8/15/2016	300,000	308,250

		1,455,855
Paper – 2.2%
Cascades, Inc. Sr. Nt. 7.75% due 12/15/2017(1)	200,000	202,000
7.875% due 1/15/2020(1)	310,000	314,650

December 31, 2009	Principal Amount	Value
Paper (continued)
Graphic Packaging International, Inc. Sr. Sub. Nt. 9.50% due 8/15/2013	$764,000	$788,830
Rock-Tenn Co. 9.25% due 3/15/2016	260,000	282,425
Sr. Nt. 9.25% due 3/15/2016(1)	260,000	282,425

		1,870,330
Pipelines – 2.6%
Atlas Pipeline Partners L.P. 8.75% due 6/15/2018	520,000	460,200
El Paso Corp. Sr. Nt. 8.25% due 2/15/2016	140,000	149,450
12.00% due 12/12/2013	520,000	609,700
MarkWest Energy Partners L.P. Ser. B 6.875% due 11/1/2014	130,000	122,850
Sr. Nt. Ser. B 8.50% due 7/15/2016	340,000	345,950
Regency Energy Partners L.P. Sr. Nt. 9.375% due 6/1/2016(1)	260,000	276,900
SemGroup L.P. Sr. Nt. 8.75% due 11/15/2015(1)(6)	565,000	39,550
Targa Resources Partners L.P. 8.25% due 7/1/2016	140,000	138,775

		2,143,375
Railroads – 1.0%
American Railcar Industries, Inc. Sr. Nt. 7.50% due 3/1/2014	340,000	317,475
RailAmerica, Inc. Sr. Sec. Nt. 9.25% due 7/1/2017	450,000	478,687

		796,162
REITs – 1.2%
Reckson Operating Partnership L.P. Sr. Nt. 5.15% due 1/15/2011	1,000,000	996,467

		996,467
Retailers – 3.3%
Burlington Coat Factory Warehouse Corp. 11.125% due 4/15/2014	350,000	361,375
Duane Reade, Inc. Sr. Sec. Nt. 11.75% due 8/1/2015	110,000	119,350
J.C. Penney Corp., Inc. Sr. Nt. 7.65% due 8/15/2016	870,000	939,600
Macy’s Retail Holdings, Inc. 8.875% due 7/15/2015(5)	450,000	496,125

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Principal Amount	Value
Retailers (continued)
Susser Holdings LLC 10.625% due 12/15/2013	$450,000	$469,125
The Neiman Marcus Group, Inc. 10.375% due 10/15/2015	350,000	343,000

		2,728,575
Supermarkets – 0.3%
The Great Atlantic & Pacific Tea Co., Inc. Sr. Sec. Nt. 11.375% due 8/1/2015(1)	130,000	136,825
Tops Markets LLC Sr. Sec. Nt. 10.125% due 10/15/2015(1)	140,000	144,200

		281,025
Technology – 6.5%
Anixter, Inc. 10.00% due 3/15/2014	360,000	397,800
Communications & Power Industries, Inc. Sr. Sub. Nt. 8.00% due 2/1/2012	370,000	368,612
DuPont Fabros Technology LP 8.50% due 12/15/2017(1)	380,000	386,175
First Data Corp. 9.875% due 9/24/2015	410,000	379,525
GXS Worldwide, Inc. Sr. Sec. Nt. 9.75% due 6/15/2015(1)	380,000	373,350
Iron Mountain, Inc. Sr. Sub. Nt. 8.375% due 8/15/2021	260,000	268,450
Jabil Circuit, Inc. Sr. Nt. 7.75% due 7/15/2016	220,000	231,000
8.25% due 3/15/2018	420,000	449,400
JDA Software Group, Inc. Sr. Nt. 8.00% due 12/15/2014(1)	100,000	102,000
Nortel Networks Ltd. Sr. Nt. 8.508% due 7/15/2011(2)(6)	230,000	159,850
10.75% due 7/15/2016(6)	270,000	193,050
Seagate Technology HDD Holdings 6.80% due 10/1/2016	420,000	406,350
Stream Global Services, Inc. Sr. Sec. Nt. 11.25% due 10/1/2014(1)	280,000	283,150
SunGard Data Systems, Inc. 10.625% due 5/15/2015	720,000	792,900
Terremark Worldwide, Inc. Sr. Sec. Nt. 12.00% due 6/15/2017(1)	250,000	276,250
Viasystems, Inc. Sr. Sec. Nt. 12.00% due 1/15/2015(1)	280,000	299,950

		5,367,812

December 31, 2009	Principal Amount	Value
Textile – 0.1%
Hanesbrands, Inc. Sr. Nt. 8.00% due 12/15/2016	$100,000	$101,875

		101,875
Transportation Services – 1.1%
Avis Budget Car Rental LLC Sr. Nt. 2.773% due 5/15/2014(2)	85,000	70,125
7.625% due 5/15/2014	85,000	80,750
7.75% due 5/15/2016	255,000	238,425
Hertz Corp. 8.875% due 1/1/2014	270,000	276,075
Navios Maritime Holdings, Inc. Nt. 8.875% due 11/1/2017(1)	280,000	290,850

		956,225
Wireless – 4.4%
Nextel Communications, Inc. Ser. F 5.95% due 3/15/2014	740,000	690,975
Ser. E 6.875% due 10/31/2013	200,000	194,000
Ser. D 7.375% due 8/1/2015	100,000	97,250
NII Capital Corp. 8.875% due 12/15/2019(1)	660,000	642,675
SBA Telecommunications, Inc. 8.00% due 8/15/2016(1)	320,000	334,400
8.25% due 8/15/2019(1)	220,000	233,200
Sprint Capital Corp. 6.90% due 5/1/2019	655,000	602,600
8.375% due 3/15/2012	170,000	175,950
Sprint Nextel Corp. Sr. Nt. 8.375% due 8/15/2017	520,000	530,400
Wind Acquisition Finance SA Sr. Nt. 11.75% due 7/15/2017(1)	130,000	142,025

		3,643,475
Wirelines – 1.3%
Frontier Communications Corp. Sr. Nt. 8.125% due 10/1/2018	460,000	465,750
GCI, Inc. Sr. Nt. 8.625% due 11/15/2019(1)	140,000	141,225
Qwest Communications International, Inc. 8.00% due 10/1/2015(1)	250,000	256,875
Windstream Corp. 7.875% due 11/1/2017(1)	240,000	237,000

		1,100,850
Total Corporate Bonds (Cost $77,166,994)		79,964,283

The accompanying notes are an integral part of these financial statements.	13

RS HIGH YIELD BOND VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 0.5%
Banking – 0.5%
Citigroup, Inc.	125,692	$416,041

Total Common Stocks (Cost $378,408)		416,041

	Principal Amount	Value
Repurchase Agreements – 1.5%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $1,277,000, due 1/4/2009(7)	$1,277,000	1,277,000
Total Repurchase Agreements (Cost $1,277,000)		1,277,000
Total Investments - 98.2% (Cost $78,822,402)		81,657,324
Other Assets, Net - 1.8%		1,456,629
Total Net Assets - 100.0%		$83,113,953

(1)

Securities that may be resold in transactions, exempt from registration under Rule 144A of the Securities Act of 1933, normally to certain qualified buyers. At December 31, 2009, the aggregate market value of these securities amounted to $23,489,171, representing 28.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate security. The rate shown is the rate in effect at December 31, 2009.
(3)	Maturity is perpetual. Maturity date presented represents the next call date.
(4)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(5)	Step-up bond.
(6)

Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table presents bonds that are in default.

Security	Coupon	Maturity Date	Principal Amount	Acquisition Cost	Value
Nortel Networks Ltd. Sr. Nt.	8.508%	7/15/2011	$230,000	$230,559	$159,850
Nortel Networks Ltd. Sr. Nt.	10.75%	7/15/2016	270,000	268,766	193,050
RH Donnelley, Inc.	11.75%	5/15/2015	475,000	435,813	391.875
SemGroup L.P. Sr. Nt.	8.75%	11/15/2015	565,000	563,700	39,550
Stallion Oilfield Services Sr. Nt.	9.75%	2/1/2015	870,000	570,900	508,950

(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
FHLMC	4.375%	7/17/2015	$1,307,425

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$79,964,283	$—	$79,964,283
Common Stocks	416,041	—	—	416,041
Repurchase Agreements	—	1,277,000	—	1,277,000
Total	$416,041	$81,241,283	$—	$81,657,324

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$81,657,324
Cash and cash equivalents	69
Interest receivable	1,528,912
Receivable for fund shares subscribed	6,003

Total Assets	83,192,308

Liabilities
Payable to adviser	41,700
Payable for fund shares redeemed	9,944
Accrued trustees’ fees	1,207
Accrued expenses/other liabilities	25,504

Total Liabilities	78,355

Total Net Assets	$83,113,953

Net Assets Consist of:
Paid-in capital	$90,051,102
Accumulated undistributed net investment income	106,495
Accumulated net realized loss from investments	(9,878,566)
Net unrealized appreciation on investments	2,834,922

Total Net Assets	$83,113,953

Investment, at Cost	$78,822,402

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	11,538,690
Net Asset Value Per Share	$7.20

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Interest	$6,134,182
Dividends	80

Total Investment Income	6,134,262

Expenses
Investment advisory fees	402,398
Custodian fees	40,500
Professional fees	28,318
Administrative service fees	13,391
Shareholder reports	8,923
Trustees’ fees	4,623
Other expenses	6,778

Total Expenses	504,931

Less: Custody credits	(53)

Total Expenses, Net	504,878

Net Investment Income	5,629,384

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Net realized loss from investments	(1,289,133)
Net change in unrealized appreciation/depreciation on investments	16,907,252

Net Gain on Investments	15,618,119

Net Increase in Net Assets Resulting from Operations	$21,247,503

The accompanying notes are an integral part of these financial statements.	15

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$5,629,384	$4,711,933
Net realized loss from investments	(1,289,133)	(5,473,519)
Net change in unrealized appreciation/depreciation on investments	16,907,252	(11,457,506)

Net Increase/(Decrease) in Net Assets Resulting from Operations	21,247,503	(12,219,092)

Distributions to Shareholders
Net investment income	(5,541,677)	(4,724,928)

Total Distributions	(5,541,677)	(4,724,928)

Capital Share Transactions
Proceeds from sales of shares	22,065,646	5,716,789
Reinvestment of distributions	5,541,677	4,724,928
Cost of shares redeemed	(7,462,649)	(8,671,308)

Net Increase in Net Assets Resulting from Capital Share Transactions	20,144,674	1,770,409

Increase from Regulatory Settlement	13,130	—

Net Increase/(Decrease) in Net Assets	35,863,630	(15,173,611)

Net Assets
Beginning of year	47,250,323	62,423,934

End of year	$83,113,953	$47,250,323

Distributions in Excess of Net Investment Income Included in Net Assets	$—	$(17,325)

Accumulated Undistributed Net Investment Income Included in Net Assets	$106,495	$—

Other Information:
Shares
Sold	3,452,975	864,037
Reinvested	775,060	889,497
Redeemed	(1,144,516)	(1,202,711)

Net Increase	3,083,519	550,823

16	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

17

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$5.59	$0.53	$1.60	$2.13	$(0.52)	$—	$(0.52)
Year Ended 12/31/08	7.90	0.63	(2.31)	(1.68)	(0.63)	—	(0.63)
Year Ended 12/31/07	8.47	0.67	(0.57)	0.10	(0.67)	—	(0.67)
Year Ended 12/31/06	8.33	0.61	0.14	0.75	(0.61)	—	(0.61)
Year Ended 12/31/05	8.60	0.55	(0.27)	0.28	(0.55)	—	(0.55)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS HIGH YIELD BOND VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[2]	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate
$7.20	38.10%	$83,114	0.75%	0.75%	8.39%	8.39%	59%
5.59	(20.83)%	47,250	0.76%	0.77%	8.50%	8.49%	69%
7.90	1.19%	62,424	0.76%	0.80%	7.49%	7.45%	97%
8.47	9.17%	64,358	0.76%	0.77%	6.94%	6.93%	88%
8.33	3.30%	63,890	0.80%	0.80%	6.35%	6.35%	88%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

The accompanying notes are an integral part of these financial statements.	19

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS High Yield Bond VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The Fund is responsible for the valuation of portfolio securities and uses independent pricing services (each, a “Service”). Debt securities with more than 60 days to maturity for which quoted bid prices are readily available and representative of the bid side of the market are valued by a relevant Service at the bid price. Debt securities with more than 60 days to maturity for which quoted bid prices are not readily available and representative of the market value are valued by the Service at estimated market value based on methods which may include consideration of yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

Other marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4b). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability

20

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended

21

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Dividend income is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

i. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.60%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.57% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through December 31, 2009, an expense limitation was imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 0.76% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

22

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income
2009	$5,541,677
2008	4,724,928

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(2,060,960)	$36,113	$2,024,847

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$193,486

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2010	$2,886,016
2016	4,762,996
2017	2,229,558

Total	$9,878,570

Capital loss carryovers of $2,047,830 expired in the year ended December 31, 2009.

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $78,822,402. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $4,951,226 and $(2,116,304), respectively, resulting in net unrealized appreciation of $2,834,922.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $60,811,656 and $37,531,589, respectively, for the year ended December 31, 2009.

b. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

c. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the

23

NOTES TO FINANCIAL STATEMENTS — RS HIGH YIELD BOND VIP SERIES

security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the guidelines and procedures adopted by the Trust’s Board of Trustees.

d. Below Investment Grade Securities The Fund invests primarily in below investment grade securities (i.e. lower-quality debt), which are subject to certain risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment-grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market economy in general, than higher quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

Note 5. Regulatory Settlement

During the year ended December, 31, 2009, the Fund received a payment of $13,130 relating to a certain regulatory settlement which was distributed at the direction of the Securities and Exchange Commission. This payment is presented as “Increase from Regulatory Settlement” on the Statement of Changes in Net Assets and resulted in less than $0.01 per share NAV impact as well as a less than 0.01% performance impact to the total return for the year ended December 31, 2009.

Note 6. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 7. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS High Yield Bond VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS High Yield Bond VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

29

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder TriLine Global, an investment firm; formerly President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

32

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Money Market VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments or Guardian Investor Services LLC. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS MONEY MARKET VIP SERIES

The Statement of Additional Information provides further information about your investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the Fund’s Prospectus or visit our Web site at www.guardianinvestor.com

RS Money Market VIP Series Commentary

Highlights

•

Investor sentiment improved in 2009 as aggressive policy actions by the Federal Reserve Board (the “Fed”) and the U.S. Treasury Department (the “Treasury”) helped to stabilize the front end of the credit markets following a period of some considerable stress.

•

While the federal funds rate remained anchored in the range of 0.00% to 0.25% through the entire year, Treasury yields moved off late 2008 lows as investors sold Treasury securities and sought higher returns in other areas of the financial markets.

•	RS Money Market VIP Series delivered positive returns but underperformed its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1].

•	In managing RS Money Market VIP Series, we attempt to pursue a conservative investment strategy, which we believe is especially important in these turbulent times.

Market Overview

Financial markets continued to decline in early 2009, amid heightened fears of a global economic downturn and sharp cutbacks in consumer and corporate spending. The Fed, the Treasury and the Federal Deposit Insurance Corporation (“FDIC”) responded to deepening economic concerns with a number of initiatives designed to stabilize the financial system and encourage the flow of credit. As investors began to anticipate improved economic conditions later in the year, they recovered their appetites for risk, moving from the safety of the Treasury market into equities and other areas of the fixed income market. This pursuit of higher returns persisted through year-end, despite uneven signs of economic improvement. Recognizing the apparent fragility of the economic recovery, the Fed kept the targeted federal funds rate unchanged in the 0.00% to 0.25% range through the end of the year, well below the 5.25% peak level of 2007.

As investors sought riskier assets outside of the Treasury market, yields rose. The yield on the two-year Treasury note started the year at 0.76%, but moved to 1.14% by December 31, 2009. The 10-year Treasury bond yield rose from 2.25% to 3.84% by year-end.

In the minutes of the December meeting of the Federal Reserve Open Market Committee (FOMC), policymakers reported that economic activity had improved noticeably, while the rate of job losses in the labor market appeared to be slowing. Nonetheless, Fed policymakers also noted that, given the substantial slack in factory capacity usage and the commodities markets, they expected inflation pressures to remain subdued for some time. For this reason, they stated that they anticipated keeping the federal funds rate in the target range of 0.00% to 0.25% percent for “an extended period”, even as they anticipated winding down their liquidity enhancing program of security purchases in 2010, as planned.

Portfolio Review

For the twelve-month period ended December 31, 2009, RS Money Market VIP Series returned 0.06%2, compared to a 0.23% return for its benchmark, the Barclays Capital U.S. Treasury Bellwethers (3 Month) Index. Several factors combined to impact returns in money market funds in 2009. The federal funds target rate of 0.00% to 0.25% continues to challenge money market funds, which are having to reinvest at historically low levels. In addition, many commercial paper issuers have reduced or halted issuance. Due to the current low interest rate environment and the impact it has had on money market funds generally, Guardian Investor Services LLC, the Fund’s subadviser, reimbursed the Fund’s expenses to enable the Fund to maintain a minimum yield of 0.05%.

The Fund seeks to mitigate risk by diversifying holdings across a range of money market instruments. holding the majority of its exposure in high-grade, first-tier commercial paper issued by either financial or industrial companies. In 2009, we started to increase the Fund’s exposure to floating rate taxable municipal bonds, as well as to high grade taxable municipal paper. The Fund has also maintained exposure to U.S. government agencies.

As always, we continue to seek a high level of current income consistent with liquidity and capital preservation, and in this capacity we believe we have been successful. Notwithstanding that we are in an environment in which a very low federal funds rate has reduced the available returns of money market securities, we seek to avoid taking on higher risk investments merely to bolster the Fund’s returns.

3

RS MONEY MARKET VIP SERIES

Outlook

While we remain relatively optimistic on prospects for a continued economic recovery, we caution that there are still major headwinds facing the consumer, including high unemployment, a weak housing market, and relatively limited credit availability. Meanwhile, the Fed is expected to keep the federal funds rate very low for the near-term, and maturing funds across the entire money market space are now being re-invested at offering levels that are among the lowest in history. Given our focus on preserving capital, we will continue to attempt to avoid exposure to credits that we feel could come under stress in the near-term economic environment. We remain selective, working hard to understand any credit we are considering as we evaluate how it may perform over the next three to nine months. This examination of each credit is the foundation of our overall investment philosophy and remains critical to our investment process.

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

RS Money Market VIP Series is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

4

RS MONEY MARKET VIP SERIES

Characteristics

Total Net Assets: $214,475,134

Portfolio Statistics		Sector Allocation
Average Maturity (days)	41
Current 7-Day Yield
With Fee Waiver	0.05%
Without Fee waiver	-0.25%
Effective 7-Day Yield
With Fee Waiver	0.05%
Without Fee waiver	-0.24%

Annualized historical yields for the 7-day period ended December 31, 2009. Effective yield assumes reinvested income. Yields will vary.

Top Ten Holdings[3]

Holding	Discount/Coupon	Maturity Date	% of Total Net Assets
Connecticut St. Housing Fin. Auth.	0.600%	1/7/2010	4.04%
Triborough Brdg. & Tunl. Auth. NY Revs.	2.000%	11/15/2010	2.36%
New Jersey St.	2.500%	6/24/2010	2.35%
Los Angeles Department of Airports	0.350%	2/10/2010	2.33%
New York St. Urban Dev. Corp. Rev.	0.330%	1/7/2010	2.33%
United Parcel Service, Inc.	0.070%	1/4/2010	2.33%
Emerson Electric Co.	0.080%	1/7/2010	2.33%
BNP Paribas Finance, Inc.	0.180%	1/4/2010	2.33%
L’Oreal U.S.A., Inc.	0.170%	1/7/2010	2.33%
Proctor & Gamble Co.	0.100%	1/12/2010	2.33%
Total			25.06%

5

RS MONEY MARKET VIP SERIES

Performance Update

Average Annual Total Returns

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
RS Money Market VIP Series	12/29/81	0.06%	2.25%	2.79%	2.62%	5.13%
Barclays Capital U.S. Treasury Bellwethers (3 Month) Index[1]		0.23%	2.51%	3.09%	3.02%	5.32%

Please refer to page 5 for the 7-day yield quotation which more closely reflects the current earnings of the RS Money Market VIP Series than the total return quotations.

Since inception performance for the index is measured from 11/30/1981, the month end prior to the Fund’s commencement of operations.

1

The Barclays Capital U.S. Treasury Bellwethers (3 Month) Index is an unmanaged index that is generally considered to be representative of the average yield of three-month Treasury Bills. You may not invest in the index, and, unlike the Fund, the Index does not incur fees or expenses.

2	Guardian Investor Services LLC, the Fund’s subadviser, waived expenses to maintain a minimum yield threshold for RS Money Market VIP Series during the year ended December 31, 2009. There is no guarantee that the waiver will be in effect for subsequent periods.
3	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Top ten holdings are determined at the unique security level. For this reason, the securities included above, their order, and the percentages they represent of the Fund’s total net assets may differ from similar data calculated directly from the Schedule of Investments, where certain securities of the same issuer with the same coupon rate may be aggregated.

Performance quoted represents past performance and does not guarantee future results. The Fund is the successor to The Guardian Cash Fund, Inc.; performance shown includes performance of the predecessor fund for periods prior to October 9, 2006. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 0.51%. For information on expense ratios see the Financial Highlights section. Gross fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Total return figures reflect an expense limitation in effect during the periods shown; without such limitation, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,000.30	$1.18	0.23%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,024.03	$1.19	0.23%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2009	Principal Amount	Value
Commercial Paper – 61.3%
Agricultural – 2.3%
Cargill, Inc. 0.14% due 2/8/2010(1)	$2,000,000	$1,999,704
0.15% due 2/1/2010(1)	3,000,000	2,999,613

		4,999,317
Airport Development & Maintenance – 2.3%
Los Angeles Department of Airports 0.35% due 2/10/2010	5,004,000	5,002,054

		5,002,054
Computers – 2.3%
Dell, Inc. 0.11% due 1/27/2010(1)	5,000,000	4,999,603

		4,999,603
Conglomerates – 3.7%
General Electric Capital Corp. 0.09% due 1/19/2010	3,000,000	2,999,865
0.10% due 3/31/2010	5,000,000	4,998,764

		7,998,629
Diversified Financial Services – 2.3%
Glaxosmithkline Finance PLC 0.11% due 1/20/2010(1)	5,000,000	4,999,710

		4,999,710
Education Revenue – 4.4%
Pres & Fell Harvard 0.13% due 1/25/2010	1,973,000	1,972,829
0.20% due 1/19/2010	5,000,000	4,999,500
Yale University 0.33% due 2/12/2010	2,500,000	2,499,038

		9,471,367
Electric – 6.7%
American Transmission Co., LLC 0.20% due 1/11/2010(1)	2,000,000	1,999,889
Emerson Electric Co. 0.08% due 1/7/2010(1)	5,000,000	4,999,933
FPL Group Capital, Inc. 0.11% due 1/14/2010(1)	5,000,000	4,999,802
0.15% due 1/22/2010(1)	2,400,000	2,399,790

		14,399,414
Finance Companies – 1.0%
Private Export Funding Corp. 0.10% due 1/12/2010(1)	2,000,000	1,999,939

		1,999,939
Financial - Banks – 2.3%
BNP Paribas Finance, Inc. 0.18% due 1/4/2010	5,000,000	4,999,925

		4,999,925
Food & Beverage – 6.1%
Nestle Capital Corp. 0.09% due 1/26/2010(1)	5,000,000	4,999,687
0.17% due 5/21/2010(1)	3,000,000	2,998,017

December 31, 2009	Principal Amount	Value
Food & Beverage (continued)
The Coca-Cola Co. 0.10% due 1/20/2010(1)	$3,000,000	$2,999,842
0.20% due 6/7/2010(1)	2,000,000	1,998,255

		12,995,801
Household Products - Wares – 2.3%
Proctor & Gamble Co. 0.10% due 1/12/2010(1)	5,000,000	4,999,847

		4,999,847
Personal Products – 2.3%
L’Oreal U.S.A., Inc. 0.17% due 1/7/2010(1)	5,000,000	4,999,858

		4,999,858
Pharmaceuticals – 6.8%
Abbot Laboratories 0.07% due 1/19/2010(1)	2,000,000	1,999,930
Johnson & Johnson 0.10% due 1/19/2010(1)	5,000,000	4,999,750
Medtronic, Inc. 0.12% due 1/28/2010-3/1/2010(1)	5,000,000	4,999,283
0.13% due 2/9/2010(1)	2,500,000	2,499,648

		14,498,611
Software – 3.3%
Microsoft Corp. 0.09% due 1/19/2010(1)	5,000,000	4,999,775
0.16% due 5/26/2010(1)	2,000,000	1,998,711

		6,998,486
Tobacco – 3.3%
Philip Morris International, Inc. 0.27% due 3/25/2010(1)	5,000,000	4,996,887
0.30% due 8/11/2010(1)	2,000,000	1,996,300

		6,993,187
Transportation – 6.1%
NetJets, Inc. 0.10% due 1/29/2010(1)	3,000,000	2,999,766
0.13% due 3/1/2010(1)	3,000,000	2,999,361
0.15% due 1/4/2010(1)	2,000,000	1,999,975
United Parcel Service, Inc. 0.07% due 1/4/2010(1)	5,000,000	4,999,971

		12,999,073
Utilities - Electric & Water – 3.8%
National Rural Utilities Cooperative Finance Corp. 0.15% due 1/4/2010	1,100,000	1,099,986
Southern Co. 0.16% due 2/1/2010(1)	2,000,000	1,999,725
0.17% due 1/11/2010(1)	5,000,000	4,999,764

		8,099,475
Total Commercial Paper (Cost $131,454,296)		131,454,296

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS MONEY MARKET VIP SERIES

December 31, 2009	Principal Amount	Value
Municipal Securities – 19.2%
California – 1.4%
Univ. of California Ser. B 0.15% due 2/18/2010	$3,000,000	$2,999,400

		2,999,400
Connecticut – 4.0%
Connecticut St. Housing Fin. Auth. Ser. B-4 0.60% due 1/7/2010(2)	8,675,000	8,675,000

		8,675,000
District Of Columbia – 0.5%
District of Columbia Univ. Rev. Ref-Georgetown Univ. Ser. C 0.20% due 1/7/2010(2)	1,000,000	1,000,000

		1,000,000
Iowa – 1.8%
Iowa Fin. Auth. Single Family Mtg. Rev. Mtg. Bkd. Secs. Prog. Ser. C 0.25% due 1/7/2010(2)	3,960,000	3,960,000

		3,960,000
New Jersey – 2.4%
New Jersey St. Tax & Rev. Antic. Nts. 2.50% due 6/24/2010	5,000,000	5,046,529

		5,046,529
New York – 9.1%
New York St. Environmental Facs. Corp. St. Personal Income Tax Rev. 3.50% due 12/15/2010	3,095,000	3,175,710
New York St. Pwr. Auth. 0.25% due 1/8/2010	1,295,000	1,294,937
0.72% due 2/8/2010	2,500,000	2,498,100
New York St. Urban Dev. Corp. Rev. St. Facs. Ser. A3A 0.33% due 1/7/2010(2)	2,500,000	2,500,000
St. Facs. Ser. A3C 0.33% due 1/7/2010(2)	5,000,000	5,000,000
Triborough Brdg. & Tunl. Auth. NY Revs. Bd. Antic. Nts. 2.00% due 11/15/2010	5,000,000	5,067,629

		19,536,376
Total Municipal Securities (Cost $41,217,305)		41,217,305

	Principal Amount	Value
Repurchase Agreements – 19.6%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $42,040,000, due 1/4/2010(3)	$42,040,000	$42,040,000
Total Repurchase Agreements (Cost $42,040,000)		42,040,000
Total Investments - 100.1% (Cost $214,711,601)		214,711,601
Other Liabilities, Net - (0.1)%		(236,467)
Total Net Assets - 100.0%		$214,475,134

(1)

Security issued in an exempt transaction without registration under the Securities Act of 1933. At December 31, 2009, the aggregate market value of these securities amounted $102,882,335, representing 48.0% of the net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate demand note. The rate shown is the rate in effect at December 31, 2009.
(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value ($)
FHLB	4.375%	9/17/2010	42,881,166

The accompanying notes are an integral part of these financial statements.	9

RS MONEY MARKET VIP SERIES

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Commercial Paper	$—	$131,454,296	$—	$131,454,296
Municipal Securities	—	41,217,305	—	41,217,305
Repurchase Agreements	—	42,040,000	—	42,040,000
Total	$—	$214,711,601	$—	$214,711,601

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$172,671,601
Repurchase agreements	42,040,000

Total Investments	214,711,601
Cash and cash equivalents	227
Receivable for fund shares subscribed	105,722
Interest receivable	76,651
Due from subadviser	48,870

Total Assets	214,943,071

Liabilities
Payable for fund shares redeemed	360,927
Payable to adviser	77,597
Accrued trustees’ fees	3,463
Accrued expenses/other liabilities	25,950

Total Liabilities	467,937

Total Net Assets	$214,475,134

Net Assets Consist of:
Paid-in capital	$214,482,037
Accumulated undistributed net investment income	27,954
Accumulated net realized loss from investments	(34,857)

Total Net Assets	$214,475,134

Investments, at Cost	$214,711,601

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	214,482,624
Net Asset Value Per Share	$1.00

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Interest	$1,059,529

Total Investment Income	1,059,529

Expenses
Investment advisory fees	1,079,357
Professional fees	61,614
Administrative service fees	53,607
Custodian fees	50,657
Trustees’ fees	18,938
Shareholder reports	10,211
Other expenses	25,514

Total Expenses	1,299,898

Less: Expense waiver by subadviser	(395,349)
Less: Custody credits	(16)

Total Expenses, Net	904,533

Net Investment Income	154,996

Net Increase in Net Assets Resulting from Operations	$154,996

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income	$154,996	$5,558,630
Net realized loss from investments	—	(169,265)
Net change in unrealized appreciation/depreciation on investments for trustee deferred compensation plan	—	458
Voluntary contribution by distributor for loss from investments	—	149,343

Net Increase in Net Assets Resulting from Operations	154,996	5,539,166

Distributions to Shareholders
Net investment income	(154,780)	(5,544,898)

Total Distributions	(154,780)	(5,544,898)

Capital Share Transactions
Proceeds from sales of shares	78,474,993	181,677,717
Reinvestment of distributions	154,780	5,544,898
Cost of shares redeemed	(153,327,833)	(141,803,185)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(74,698,060)	45,419,430

Net Increase/(Decrease) in Net Assets	(74,697,844)	45,413,698

Net Assets
Beginning of year	289,172,978	243,759,280

End of year	$214,475,134	$289,172,978

Accumulated Undistributed Net Investment Income Included in Net Assets	$27,954	$27,738

Other Information:
Shares
Sold	78,474,993	181,677,722 [1]
Reinvested	154,780	5,544,897 [1]
Redeemed	(153,327,833)	(141,803,185)[1]

Net Increase/(Decrease)	(74,698,060)	45,419,434

[1]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. Capital share transactions have been restated to reflect the stock split.

12	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

13

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain/(Loss)	Total Operations		Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$1.00	$—	[4]	$—	$—	[4]	$— [4]	$—	$— [4]
Year Ended 12/31/08[1]	1.00	0.02		—	0.02		(0.02)	—	(0.02)
Year Ended 12/31/07[1]	1.00	0.05		—	0.05		(0.05)	—	(0.05)
Year Ended 12/31/06[1]	1.00	0.04		—	0.04		(0.04)	—	(0.04)
Year Ended 12/31/05[1]	1.00	0.03		—	0.03		(0.03)	—	(0.03)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS MONEY MARKET VIP SERIES

Net Asset Value, End of Period	Total Return[2]		Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[3]		Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets[3]		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets
$1.00	0.06%		$214,475	0.38%	[6]	0.54%	0.06%	[6]	(0.10)%
1.00	2.03%	[5]	289,173	0.51%		0.52%	2.00%		1.99%
1.00	4.71%		243,759	0.58%		0.58%	4.61%		4.61%
1.00	4.52%		220,270	0.59%		0.59%	4.45%		4.45%
1.00	2.69%		217,511	0.58%		0.58%	2.60%		2.60%

Distributions reflect actual per-share amounts distributed for the period.

[1]	On December 23, 2008, Class I Shares split on a 10-for-1 basis. The net assets values and other-per share information have been restated to reflect the stock split.

[2]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[3]	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[4]	Rounds to $0.00 per share.

[5]	Without the effect of the voluntary contribution by the distributor, total return would have been 1.98%.

[6]	Includes additional subsidies to maintain a minimum yield threshold.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Money Market VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class I shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Repurchase agreements are carried at cost, which approximates market value (See Note 4a). The Fund values its investments based on amortized cost in accordance with Rule 2a-7 of the 1940 Act.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust

16

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state authorities for tax years before 2005.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Investment Income Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

e. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

f. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

g. Distributions to Shareholders Distributions of net investment income, which includes any net realized capital gains or losses, are typically declared and accrued daily and paid monthly. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund, recorded on the ex-dividend date.

h. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

17

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investment Management Co. LLC (“RS Investments”). Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.45%. The Fund has also entered into an agreement with GIS for distribution services with respect to its shares.

RS Investments has entered into a Sub-Advisory Services Agreement with GIS. GIS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of the Board of Trustees of the Trust and review by RS Investments. As compensation for GIS’s services, RS Investments pays fees to GIS at an annual rate of 0.4275% of the average daily net assets of the Fund. Payment of the sub-investment advisory fee does not represent a separate or additional expense to the Fund.

Pursuant to a written agreement in effect through April 30, 2010, an expense limitation has been imposed whereby RS Investments and certain affiliates, including GIS, agreed to limit the Fund’s total annual fund operating expenses to 0.54% of the average daily net assets of the Fund.

In addition to expenses waived with respect to the expense limitation, GIS voluntarily waived expenses to maintain a minimum yield threshold for the Fund during the year ended December 31, 2009. There is no guarantee that the waiver will be in effect for subsequent periods.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Voluntary Contribution by Distributor During the year ended December 31, 2008, GIS voluntarily reimbursed the Fund in the amount of $149,343 to offset the effect of realized investment losses. GIS received no shares of the Fund in exchange for this payment, which increased the net asset value of the Fund. GIS does not intend to recover the reimbursement from the Fund. The payment is shown the accompanying Statement of Operations.

c. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income
2009	$154,780
2008	5,544,898

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund had no permanent book and tax basis differences.

The tax basis of distributable earnings as of December 31, 2009 was as follows:

Undistributed Ordinary Income
$27,954

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

18

NOTES TO FINANCIAL STATEMENTS — RS MONEY MARKET VIP SERIES

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2011	$7,909
2012	3,238
2015	3,788
2016	18,099
2017	1,824

Total	$34,858

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund had no such losses.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $214,711,601 and net unrealized appreciation/depreciation was $0.

Note 4. Investments

a. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Money Market VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Money Market VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the year ended December 31, 2005 were audited by other auditors whose report dated February 8, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11–12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLine Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

27

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Global Natural Resources VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The Statement of Additional Information provides further information about the investment teams, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Global Natural Resources VIP Series Commentary

•

Natural resources-related stocks delivered volatile performance during 2009, losing ground due to economic fears during the first quarter before rebounding later in the year on expectations of economic recovery and stabilizing commodities prices.

•	Against this backdrop, RS Global Natural Resources VIP Series significantly outperformed both the S&P North American Natural Resources Sector Index™ [3] and the S&P 500® Index[4].

•

The Fund’s relative performance benefited from positive overall stock selection, especially within the energy and producer durables sectors. Detracting from the Fund’s relative performance were positions in the materials and utilities sectors.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower-quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. Raw materials stocks also benefited from this market resurgence, as the prices of oil and other commodities rebounded from their low levels at the start of the year.

Fund Performance Overview

RS Global Natural Resources VIP Series returned 50.59% for the twelve-month period ended December 31, 2009, well outperforming a 37.54% return by the benchmark S&P North American Natural Resources Sector Index™, as well as the 26.46% return of the S&P 500 Index.

Stock selection drove the Fund’s relative performance, particularly in the energy sector, where positive contributors included oil and gas production companies Talisman Energy and Denbury Resources, a company that utilizes injections of chilled carbon dioxide to boost oil field production. Relative performance was also aided by the Fund’s underweight exposure to large integrated oil companies such as Exxon, which had a difficult time delivering incremental value on a per-share basis.

Outside of the energy sector, performance benefited from an investment in Bucyrus International, a mining equipment manufacturer that has capitalized on its strong after-market and spare parts business, despite the overall slump in large-scale capital investment. Meanwhile, Brazilian metals and mining company Vale (formerly known as Companhia Vale do Rio Doce), benefited from the resurgence in global economic activity and iron-ore demand.

On a negative note, relative performance was hindered by our utilities investments including FirstEnergy, which we sold during the year. The weak construction environment also dampened performance by Martin Marietta Materials, a producer of crushed stone, sand, and gravel. We took advantage of what we believed was attractive valuation in this stock to add to our position during the year.

One of the Fund’s largest detractors for the period was aluminum producer Century Aluminum. Since we lost confidence in the company’s underlying fundamentals, our goal of mitigating downside risk for our investors led us to sell our investment in Century Aluminum and seek attractively valued, commodities-related investments with stronger underlying fundamentals.

Outlook

Our longer-term outlook for natural resources remains positive. Supply costs for many commodities continue to rise for geological reasons, excess capacity remains relatively low, the longer-term demand trends from emerging market countries remain favorable, and the risk of inflation in basic commodities continues to rise. While we believe that the near-term outlook is less certain, and likely to be quite volatile as a result, we believe that this is one of the most opportune times to be deploying capital into advantaged businesses. Our objective in the current environment is to expose our shareholders to the most advantaged natural resource companies across the commodities spectrum when valuations are attractive. As long term investors, we believe that these are the markets that create compelling long-term opportunities, and we are excited about investment prospects moving forward.

3

RS GLOBAL NATURAL RESOURCES VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Funds that concentrate investments in a certain sector may be subject to greater risk than funds that invest more broadly, as companies in that sector may share common characteristics and may react similarly to market developments or other factors affecting their values. Investments in companies in natural resources industries may involve risks including changes in commodities prices, changes in demand for various natural resources, changes in energy prices, and international political and economic developments. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

4

RS GLOBAL NATURAL RESOURCES VIP SERIES

Characteristics

Total Net Assets: $13,537,786

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Denbury Resources, Inc.	5.40%
Talisman Energy, Inc.	5.05%
Occidental Petroleum Corp.	4.95%
Southwestern Energy Co.	4.81%
XTO Energy, Inc.	4.66%
Vale S.A., ADR	4.37%
BHP Billiton Ltd., ADR	4.26%
Peabody Energy Corp.	3.90%
Goldcorp, Inc.	3.80%
Schlumberger Ltd.	3.60%
Total	44.80%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The S&P North American Natural Resources Sector IndexTM is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

4

The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS GLOBAL NATURAL RESOURCES VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	Since Inception
RS Global Natural Resources VIP Series	7/31/07	50.59%	-4.30%
S&P North American Natural Resources Sector IndexTM 3		37.54%	-4.76%
S&P 500® Index[4]		26.46%	-8.29%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Global Natural Resources VIP Series, the S&P North American Natural Resources Sector Index, and the S&P 500® Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 2.03%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,269.80	$7.44	1.30%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61	1.30%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

December 31, 2009	Foreign Currency	Shares	Value
Common Stocks – 92.2%
Building Materials – 3.2%
Martin Marietta Materials, Inc.		4,838	$432,566

			432,566
Chemicals: Diversified – 1.6%
Eastman Chemical Co.		3,600	216,864

			216,864
Chemicals: Speciality – 4.8%
Israel Chemicals Ltd.	ILS	21,215	276,995
Praxair, Inc.		4,598	369,266

			646,261
Coal – 3.9%
Peabody Energy Corp.		11,670	527,601

			527,601
Copper – 2.6%
Antofagasta PLC	GBP	22,375	354,776

			354,776
Diversified Materials & Processing – 8.6%
BHP Billiton Ltd., ADR		7,530	576,647
Vale S.A., ADR		20,370	591,341

			1,167,988
Fertilizers – 1.8%
Potash Corp. of Saskatchewan, Inc.		2,190	237,615

			237,615
Gas Pipeline – 3.3%
EQT Corp.		10,340	454,133

			454,133
Gold – 7.8%
Agnico-Eagle Mines Ltd.		7,440	401,760
Goldcorp, Inc.	CAD	13,000	513,984
Kinross Gold Corp.	CAD	7,445	137,887

			1,053,631
Insurance: Multi-Line – 1.7%
PICO Holdings, Inc.(1)		7,110	232,710

			232,710
Machinery: Specialty – 1.5%
Bucyrus International, Inc.		3,570	201,241

			201,241
Metals & Minerals: Diversified – 3.0%
Compass Minerals International, Inc.		6,023	404,685

			404,685
Oil Well Equipment & Services – 5.4%
Key Energy Services, Inc.(1)		28,117	247,149
Schlumberger Ltd.		7,490	487,524

			734,673

December 31, 2009	Foreign Currency	Shares	Value
Oil: Crude Producers – 38.0%
ARC Energy Trust (Units)	CAD	19,860	$378,647
Canadian Natural Resources Ltd.		5,660	407,237
Concho Resources, Inc.(1)		10,447	469,070
Denbury Resources, Inc.(1)		49,431	731,579
Occidental Petroleum Corp.		8,240	670,324
Oil Search Ltd.	AUD	71,012	387,426
Salamander Energy PLC(1)	GBP	27,448	131,523
Southwestern Energy Co.(1)		13,497	650,555
Talisman Energy, Inc.	CAD	36,326	683,902
XTO Energy, Inc.		13,556	630,761

			5,141,024
Steel – 2.1%
Allegheny Technologies, Inc.		6,374	285,364

			285,364
Utilities: Miscellaneous – 2.9%
Calpine Corp.(1)		35,478	390,258

			390,258
Total Common Stocks (Cost $10,851,883)			12,481,390

		Principal Amount	Value
Repurchase Agreements – 8.5%

State Street Bank and Trust Co. repurchase agreement, 0.00% dated 12/31/2009, maturity value of $1,151,000, due 1/4/2010(2)		$1,151,000	1,151,000
Total Repurchase Agreements (Cost $1,151,000)			1,151,000
Total Investments - 100.7% (Cost $12,002,883)			13,632,390
Other Liabilities, Net - (0.7)%			(94,604)
Total Net Assets - 100.0%			$13,537,786

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bond	3.50%	2/15/2039	$1,175,588

ADR — American Depositary Receipt.

Foreign-Denominated Security

AUD — Australian Dollar

CAD — Canadian Dollar

GBP — Great British Pound

ILS — Israeli Shekel

8	The accompanying notes are an integral part of these financial statements.

RS GLOBAL NATURAL RESOURCES VIP SERIES

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$11,330,670	$1,150,720	*	$—	$12,481,390
Repurchase Agreements	—	1,151,000		—	1,151,000
Total	$11,330,670	$2,301,720		$—	$13,632,390

*	Consists of certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$13,632,390
Cash and cash equivalents	398
Foreign currency, at value	3,500
Dividends receivable	10,383
Receivable for fund shares subscribed	160

Total Assets	13,646,831

Liabilities
Payable for investments purchased	67,458
Payable to adviser	13,468
Payable for fund shares redeemed	9,440
Payable to distributor	842
Accrued trustees’ fees	200
Accrued expenses/other liabilities	17,637

Total Liabilities	109,045

Total Net Assets	$13,537,786

Net Assets Consist of:
Paid-in capital	$17,482,925
Accumulated net investment loss	(20,189)
Accumulated net realized loss from investments and foreign currency transactions	(5,553,659)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	1,628,709

Total Net Assets	$13,537,786

Investments, at Cost	$12,002,883

Foreign Currency, at Cost	$3,468

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	1,506,177
Net Asset Value Per Share	$8.99

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$152,576
Interest	494
Withholding taxes on foreign dividends	(5,474)

Total Investment Income	147,596

Expenses
Investment advisory fees	110,580
Distribution fees	27,645
Professional fees	20,911
Custodian fees	15,195
Shareholder reports	7,814
Administrative service fees	1,552
Trustees’ fees and expenses	681
Other expenses	1,184

Total Expenses	185,562

Less: Expense/Fee waiver by adviser	(41,815)
Custody credits	(14)

Total Expenses, Net	143,733

Net Investment Income	3,863

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(3,031,057)
Net realized loss from foreign currency transactions	(2,198)
Net change in unrealized appreciation/depreciation on investments	7,413,134
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	(786)

Net Gain on Investments and Foreign Currency Transactions	4,379,093

Net Increase in Net Assets Resulting from Operations	$4,382,956

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income/(loss)	$3,863	$(25,246)
Net realized loss from investments and foreign currency transactions	(3,033,255)	(2,515,230)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	7,412,348	(5,941,930)

Net Increase/(Decrease) in Net Assets Resulting from Operations	4,382,956	(8,482,406)

Capital Share Transactions
Proceeds from sales of shares	6,850,954	22,655,245
Cost of shares redeemed	(6,364,712)	(8,641,786)

Net Increase in Net Assets Resulting from Capital Share Transactions	486,242	14,013,459

Net Increase in Net Assets	4,869,198	5,531,053

Net Assets
Beginning of year	8,668,588	3,137,535

End of year	$13,537,786	$8,668,588

Accumulated Net Investment Loss Included in Net Assets	$(20,189)	$(24,263)

Other Information:
Shares
Sold	923,424	2,100,488
Redeemed	(868,253)	(941,422)

Net Increase	55,171	1,159,066

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$5.97	$0.01	$3.01	$3.02	$—	$—	$—
Year Ended 12/31/08	10.75	0.01	(4.79)	(4.78)	—	—	—
Period From 7/31/07[3] to 12/31/07[4]	10.00	(0.08)	0.83	0.75	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS GLOBAL NATURAL RESOURCES VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$8.99	50.59%	$13,538	1.30%	1.68%	0.03%	(0.35)%	58%
5.97	(44.47)%	8,669	1.76%	2.14%	(0.26)%	(0.64)%	57%
10.75	7.50%	3,138	3.78%	3.78%	(1.51)%	(1.51)%	7%

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods less than one year have been annualized, excluding organization and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Global Natural Resources VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to

U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly

14

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

(including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars.

15

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 1.00%.

Pursuant to a written agreement in effect through April 30, 2010, an expense limitation has been imposed whereby RS Investments and certain affiliates, including GIS, have agreed to limit the Fund’s total annual fund operating expenses to 1.30% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II

16

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders No distributions were paid during the years ended December 31, 2009 and December 31, 2008.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Loss
$(2,895)	$211	$2,684

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$1,511,639
2017	3,092,568

Total	$4,604,207

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $222,143.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $12,730,662. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $1,283,531 and $(381,803), respectively, resulting in net unrealized appreciation of $901,728.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $5,769,777 and $5,882,383, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

17

NOTES TO FINANCIAL STATEMENTS — RS GLOBAL NATURAL RESOURCES VIP SERIES

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of RS Global Natural Resources VIP Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Global Natural Resources VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder, TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	39	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	39	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

2009 Annual Report

All data as of December 31, 2009

RS Variable Products Trust

•	RS Value VIP Series

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009. The views expressed in the investment team letters are those of the Fund’s portfolio manager(s) and are subject to change without notice. They do not necessarily represent the views of RS Investments. The letters contain some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

RS VALUE VIP SERIES

The Statement of Additional Information provides further information about the investment team, including information regarding their compensation, other accounts they manage, and their ownership interests in the Fund. For information on how to receive a copy of the Statement of Additional Information, please see the back cover of the relevant Prospectus or visit our Web site at www.guardianinvestor.com.

RS Value VIP Series Commentary

•	After a slow start, equity markets regained ground through most of 2009, aided by signs of modest economic improvement.

•

RS Value VIP Series underperformed its benchmark, the Russell Midcap® Value Index[3], during the twelve-month period. Relative performance was hindered by stock selection in the consumer discretionary and technology sectors.

•

On a positive note, relative performance was aided by strong stock selection and an overweight position in energy. Stock selection in the utilities, producer durables, and consumer staples sectors was also beneficial, as was the Fund’s underweight exposure in these areas.

Market Overview

2009 was a year of extremes. Throughout most of the first quarter, markets declined sharply as investors shunned risk in favor of higher-quality franchises. By the spring, however, massive coordinated government stimulus efforts around the globe reduced investor fears and set the stage for a market resurgence of historic proportions. As the fears of a “worst-case scenario” faded, bargain hunters sought out many of the lower quality, highly leveraged companies that were punished most during the market decline. During this so-called “risk rally,” the most fundamentally challenged stocks performed best. By year-end, however, investors were becoming more discriminating in their choices of investments, as they sought to position themselves for what appeared to be a modest and uneven economic recovery.

Fund Performance Overview

RS Value VIP Series returned 33.42% for the twelve-month period ended December 31, 2009, underperforming its benchmark, the Russell Midcap® Value Index, which returned 34.21%.

The Fund’s relative performance was hurt by stock selection in the consumer discretionary sector. A notable detractor in consumer was Scientific Games, a company that provides technology and services to support lotteries and other gaming functions. The company’s performance has been highly volatile, but came under additional pressure in the fourth quarter after a legal decision barred the company’s attempts to market a scratch-and-win lottery game in Italy.

Relative performance was dampened by our investments in property and casualty and multi-line insurers AON and ACE, which contrary to our expectations failed to take market share away from their financially challenged larger competitors. In addition, the weak construction environment also dampened performance by Martin Marietta Materials, a producer of crushed stone, sand, and gravel.

The Fund’s relative performance was aided by stock selection in the energy sector, where top contributors included oil and gas producers such as Talisman Energy Inc. and Southwestern Energy. Both companies have benefited more recently from some stabilization in demand and pricing. The improved global economic outlook also aided the performance of specialized metals producer Allegheny Technologies, another top performing investment for the period. In the energy and raw materials sectors, we continued to focus on companies that own advantaged assets, owning only those which we can purchase at discounted valuations using conservative long-term commodity price assumptions.

Outlook

With the possibility of increasing interest rates, inflation, and taxes conspiring to raise the market discount rate, we believe future performance will no longer be driven by the re-rating of expectations associated with a declining discount rate. Moreover, as we move into 2010, we believe the Fund is well positioned for an environment where company-specific fundamentals are again more relevant.

We believe that our investment process, which focuses on structural changes leading to improving returns on invested capital, coupled with a strict valuation overlay, is highly effective across market cycles. We strive to know our companies well and firmly believe that both our extensive bottom-up analysis and robust research staff convey a competitive advantage. We remain committed to this disciplined process, which focuses on long-term investment returns.

3

RS VALUE VIP SERIES

RS Funds are sold by prospectus only. You should carefully consider the investment objectives, risks, charges and expenses of the RS Funds before making an investment decision. The prospectus contains this and other important information. Please read it carefully before investing or sending money. Please visit our web site at www.guardianinvestor.com or to obtain a printed copy, call 800-221-3253.

As with all mutual funds, the value of an investment in the Fund could decline, in which case you could lose money. Investing in small- and mid-size companies can involve risks such as having less publicly available information, higher volatility, and less liquidity than in the case of larger companies. Overweighting investments in certain sectors or industries increases the risk of loss due to general declines in the prices of stocks in those sectors or industries. Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. The value of a debt security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the security.

Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary.

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of December 31, 2009.

4

RS VALUE VIP SERIES

Characteristics

Total Net Assets: $2,168,326

Sector Allocation vs. Index[1]

Top Ten Holdings[2]

Holding	% of Total Net Assets
Agilent Technologies, Inc.	4.63%
Comverse Technology, Inc.	4.05%
Biovail Corp.	3.86%
Career Education Corp.	3.34%
Southwestern Energy Co.	3.27%
Liberty Global, Inc., Series C	3.17%
Martin Marietta Materials, Inc.	3.12%
Talisman Energy, Inc.	3.12%
Ameriprise Financial, Inc.	2.97%
Scientific Games Corp., Class A	2.87%
Total	34.40%

1	The Fund’s holdings are allocated to each sector based on their Russell Global Sector classification. If a holding is not classified by Russell, it is assigned a Russell designation by RS Investments. Cash includes short-term investments and net other assets and liabilities.
2	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.
3

The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index, and, unlike the Fund, the index does not incur fees or expenses.

5

RS VALUE VIP SERIES

Performance Update

Average Annual Returns

	Inception Date	1 Year	Since Inception
RS Value VIP Series	7/31/07	33.42%	-11.02%
Russell Midcap® Value Index[3]		34.21%	-9.11%

Results of a Hypothetical $10,000 Investment

The chart above shows the performance of a hypothetical $10,000 investment made on 7/31/07 in RS Value VIP Series and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that any high doubledigit returns are highly unusual and cannot be sustained. The Fund’s total gross annual operating expense ratio as of the most current prospectus is 5.79%. For more information on expense ratios see the Financial Highlights section. Fees and expenses are factored into the net asset value of your shares and any performance numbers we release. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contractowner/policyholder may pay on Fund distributions or redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 800-221-3253 and is periodically updated on our Web site: www.guardianinvestor.com.

6

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including as applicable, investment advisory fees; distribution (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period* 7/1/09-12/31/09	Expense Ratio During Period 7/1/09-12/31/09
Based on Actual Return	$1,000.00	$1,204.20	$5.56	1.00%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

December 31, 2009	Shares	Value
Common Stocks – 94.9%
Aerospace – 2.1%
Rockwell Collins, Inc.	830	$45,949

		45,949
Asset Management & Custodian – 3.7%
Invesco Ltd.	1,506	35,376
State Street Corp.	1,009	43,932

		79,308
Banks: Diversified – 5.8%
First Horizon National Corp.(1)	3,220	43,148
KeyCorp	7,010	38,905
Marshall & Ilsley Corp.	3,950	21,528
Regions Financial Corp.	4,391	23,228

		126,809
Building Materials – 3.1%
Martin Marietta Materials, Inc.	756	67,594

		67,594
Cable Television Services – 3.2%
Liberty Global, Inc., Series C(1)	3,150	68,827

		68,827
Casinos & Gambling – 2.9%
Scientific Games Corp., Class A(1)	4,283	62,318

		62,318
Chemicals: Diversified – 1.7%
Eastman Chemical Co.	609	36,686

		36,686
Chemicals: Speciality – 2.5%
Praxair, Inc.	680	54,611

		54,611
Coal – 2.3%
Peabody Energy Corp.	1,120	50,635

		50,635
Communications Technology – 4.0%
Comverse Technology, Inc.(1)	9,286	87,753

		87,753
Computer Services Software & Systems – 1.5%
Synopsys, Inc.(1)	1,505	33,531

		33,531
Consumer Services: Miscellaneous – 1.0%
eBay, Inc.(1)	915	21,539

		21,539
Diversified Financial Services – 3.0%
Ameriprise Financial, Inc.	1,658	64,364

		64,364
Education Services – 4.6%
Apollo Group, Inc., Class A(1)	437	26,473
Career Education Corp.(1)	3,109	72,471

		98,944
Financial Data & Systems – 2.0%
Fidelity National Information Services, Inc.	1,879	44,044

		44,044

December 31, 2009	Foreign Currency	Shares	Value
Insurance: Life – 5.5%
Aflac, Inc.		1,160	$53,650
Principal Financial Group, Inc.		760	18,270
Prudential Financial, Inc.		940	46,775

			118,695
Insurance: Multi-Line – 5.3%
Aon Corp.		1,129	43,286
Assurant, Inc.		1,544	45,517
Genworth Financial, Inc., Class A(1)		2,386	27,081

			115,884
Leisure Time – 1.0%
Interval Leisure Group, Inc.(1)		1,742	21,723

			21,723
Machinery: Engines – 2.8%
Cummins, Inc.		1,314	60,260

			60,260
Medical & Dental Instruments & Supplies – 4.7%
Covidien PLC		1,237	59,240
St. Jude Medical, Inc.(1)		1,179	43,363

			102,603
Medical Equipment – 1.1%
Illumina, Inc.(1)		760	23,294

			23,294
Oil: Crude Producers – 7.4%
Canadian Natural Resources Ltd.		291	20,938
Southwestern Energy Co.(1)		1,470	70,854
Talisman Energy, Inc.	CAD	3,590	67,588

			159,380
Pharmaceuticals – 3.9%
Biovail Corp.		5,996	83,704

			83,704
Real Estate Investment Trusts – 2.1%
Alexandria Real Estate Equities, Inc.		694	44,617

			44,617
Scientific Instruments: Gauges & Meters – 4.6%
Agilent Technologies, Inc.(1)		3,231	100,387

			100,387
Securities Brokerage & Services – 1.9%
E*TRADE Financial Corp.(1)		23,999	41,998

			41,998
Semiconductors & Components – 2.1%
Atmel Corp.(1)		9,788	45,123

			45,123
Specialty Retail – 2.2%
Advance Auto Parts, Inc.		1,179	47,726

			47,726
Steel – 2.5%
Allegheny Technologies, Inc.		1,190	53,276

			53,276
Toys – 2.5%
Hasbro, Inc.		1,711	54,855

			54,855

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — RS VALUE VIP SERIES

December 31, 2009	Shares	Value
Utilities: Miscellaneous – 1.9%
Calpine Corp.(1)	3,841	$42,251

		42,251
Total Common Stocks (Cost $1,823,296)		2,058,688

	Principal Amount	Value
Repurchase Agreements – 8.7%

State Street Bank and Trust Co. Repurchase Agreement, 0.00% dated 12/31/2009, maturity value of $188,000, due 1/4/2010(2)	$188,000	188,000
Total Repurchase Agreements (Cost $188,000)		188,000
Total Investments - 103.6% (Cost $2,011,296)		2,246,688
Other Liabilities, Net - (3.6)%		(78,362)
Total Net Assets - 100.0%		$2,168,326

(1)	Non-income producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Value
U.S. Treasury Bill	0.00%	7/1/2010	$194,805

Foreign — Denominated Security

CAD — Canadian Dollar

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 1a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$2,058,688	$—	$—	$2,058,688
Repurchase Agreements	—	188,000	—	188,000
Total	$2,058,688	$188,000	$—	$2,246,688

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Assets and Liabilities As of December 31, 2009
Assets
Investments, at value	$2,246,688
Cash and cash equivalents	818
Foreign currency, at value	328
Due from adviser	5,197
Receivable for fund shares subscribed	5,079
Dividends receivable	1,078

Total Assets	2,259,188

Liabilities
Payable for investments purchased	70,700
Payable to adviser	1,523
Accrued trustees’ fees	31
Accrued expenses/other liabilities	18,608

Total Liabilities	90,862

Total Net Assets	$2,168,326

Net Assets Consist of:
Paid-in capital	$2,455,158
Distributions in excess of net investment income	(20,168)
Accumulated net realized loss from investments and foreign currency transactions	(502,059)
Net unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	235,395

Total Net Assets	$2,168,326

Investments, at Cost	$2,011,296

Foreign Currency, at Cost	$325

Pricing of Shares
Shares of Beneficial Interest Outstanding with no Par Value	288,360
Net Asset Value Per Share	$7.52

Statement of Operations For the Year Ended December 31, 2009
Investment Income
Dividends	$23,763
Interest	100
Withholding taxes on foreign dividends	(624)

Total Investment Income	23,239

Expenses
Professional fees	19,967
Custodian fees	18,866
Investment advisory fees	14,142
Shareholder reports	9,013
Distribution fees	4,159
Administrative service fees	370
Trustees’ fees and expenses	109
Other expenses	150

Total Expenses	66,776

Less: Expense/Fee waiver by adviser	(50,137)
Custody credits	(3)

Total Expenses, Net	16,636

Net Investment Income	6,603

Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments and Foreign Currency Transactions
Net realized loss from investments	(349,398)
Net realized loss from foreign currency transactions	(196)
Net change in unrealized appreciation/depreciation on investments	847,240
Net change in unrealized appreciation/depreciation on translation of assets and liabilities in foreign currencies	7

Net Gain on Investments and Foreign Currency Transactions	497,653

Net Increase in Net Assets Resulting from Operations	$504,256

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Statement of Changes in Net Assets

	For the Year Ended 12/31/09	For the Year Ended 12/31/08

Operations
Net investment income/(loss)	$6,603	$(27,835)
Net realized loss from investments and foreign currency transactions	(349,594)	(152,020)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities in foreign currencies	847,247	(580,259)

Net Increase/(Decrease) in Net Assets Resulting from Operations	504,256	(760,114)

Distributions to Shareholders
Net investment income	(5,074)	—

Total Distributions	(5,074)	—

Capital Share Transactions
Proceeds from sales of shares	968,528	1,067,394
Reinvestment of distributions	5,074	—
Cost of shares redeemed	(447,515)	(454,914)

Net Increase in Net Assets Resulting from Capital Share Transactions	526,087	612,480

Net Increase/(Decrease) in Net Assets	1,025,269	(147,634)

Net Assets
Beginning of year	1,143,057	1,290,691

End of year	$2,168,326	$1,143,057

Distributions in Excess of Net Investment Income Included in Net Assets	$(20,168)	$—

Accumulated Undistributed Net Investment Income/(Loss) Included in Net Assets	$—	$(21,783)

Other Information:
Shares
Sold	156,777	125,374
Reinvested	693	—
Redeemed	(71,360)	(59,096)

Net Increase	86,110	66,278

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — RS VALUE VIP SERIES

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions).

Financial Highlights
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Distributions From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
Year Ended 12/31/09	$5.65	$0.06	$1.83	$1.89	$(0.02)	$—	$(0.02)
Year Ended 12/31/08	9.49	(0.11)	(3.73)	(3.84)	—	—	—
Period Ended 7/31/07[3] to 12/31/07[4]	10.00	(0.20)	(0.31)	(0.51)	—	—	—

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — RS VALUE VIP SERIES

Net Asset Value, End of Period	Total Return[1]	Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets[2]	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets[2]	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate
$7.52	33.42%	$2,168	1.00%	4.01%	0.40%	(2.61)%	63%
5.65	(40.46)%	1,143	3.85%	6.66%	(2.12)%	(4.93)%	67%
9.49	(5.09)%	1,291	5.55%	5.55%	(3.51)%	(3.51)%	33%

Distributions reflect actual per-share amounts distributed for the period.

[1]

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

[2]

Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations and custody credits, if applicable.

[3]	Commencement of operations.

[4]	Ratios for periods less than one year have been annualized, excluding organization costs and offering costs, except for total return and portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

December 31, 2009

RS Variable Products Trust (the “Trust”), a Massachusetts business trust organized on May 18, 2006, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers twelve series. RS Value VIP Series (the “Fund”) is a series of the Trust. The Fund is a diversified fund. The financial statements for the other remaining series of the Trust are presented in separate reports.

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”), which is the price for all outstanding shares of the Fund. Class II shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”). The Fund is currently offered to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts issued by GIAC.

Note 1. Significant Accounting Policies

The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Marketable securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”) are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Repurchase agreements are carried at cost, which approximates market value (See Note 4d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars using the prevailing exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued using methods approved by the Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.

The Fund has adopted the authoritative guidance under GAAP on determining fair value when the volume and level of activity for an asset or liability have significantly decreased and for identifying transactions that are not orderly. Accordingly, if the Fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

In accordance with Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. ASC Topic 820 established a hierarchy to establish classification of fair value measurements for disclosure purposes. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•

Level 2 — inputs other than unadjusted quoted prices that are observable either directly or indirectly (including adjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

14

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A security’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers in, to or out of an investment’s assigned level within the hierarchy.

In determining a security’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and financial instruments (e.g. futures).

Investments. Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities, and certain fixed income securities. The Trust does not adjust the quoted price for such instruments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities.

Investments classified within level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among other things, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations.

Financial Instruments. Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within level 1 or level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within level 2.

b. Federal Income Taxes The Fund intends to continue complying with the requirements of the Internal Revenue Code to qualify as a regulated investment company and to distribute substantially all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax has been made.

From time to time, however, the Fund may choose to pay an excise tax if the cost of making the required distribution exceeds the amount of the excise tax.

As of December 31, 2009, the Trust has reviewed the tax positions for open periods, as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2009, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities and state authorities for tax years before 2007.

c. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. Purchases and sales of securities, income receipts, and

15

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. Investment Income Dividend income is generally recorded on the ex-dividend date, except certain cash dividends from foreign securities, which are recorded as soon as the Fund is informed of the dividend. Interest income, which includes amortization/accretion of premium/discount, is accrued and recorded daily.

f. Expenses Many expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets.

g. Custody Credits The Fund has entered into an arrangement with its custodian, State Street Bank and Trust Company, whereby credits realized as a result of uninvested cash balances are used to reduce the Fund’s custodian expenses. The Fund’s custody credits, if any, are shown in the accompanying Statement of Operations.

h. Distributions to Shareholders The Fund intends to declare and distribute substantially all net investment income, if any, at least once a year. Distributions of net realized capital gains, if any, are declared and paid at least once a year. Unless the Fund is instructed otherwise, all distributions to shareholders are credited in the form of additional shares of the Fund at the net asset value, recorded on the ex-dividend date.

i. Capital Accounts Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement purposes versus federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Fund.

j. Temporary Borrowings The Fund, with other funds managed by RS Investment Management Co. LLC (“RS Investments”), shares in a $75 million committed revolving credit/overdraft protection facility from State Street Bank and Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on market rates at the time of borrowing; all the funds that are parties to the facility share in a commitment fee that is allocated among the funds on the basis of their respective net assets. The Fund may borrow up to the lesser of one-third of its total assets (including amounts borrowed) or any lower limit specified in the Fund’s Statement of Additional Information or Prospectus.

For the year ended December 31, 2009, the Fund did not borrow from the facility.

Note 2. Transactions with Affiliates

a. Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to RS Investments. Guardian Investor Services LLC (“GIS”), a subsidiary of Guardian Life, holds a majority interest in RS Investments. RS Investments receives an investment advisory fee based on the average daily net assets of the Fund at an annual rate of 0.85%.

Pursuant to a written agreement in effect through April 30, 2010, an expense limitation has been imposed whereby RS Investments and certain affiliates, including GIS, have agreed to limit the Fund’s total annual fund operating expenses to 1.00% of the average daily net assets of the Fund.

RS Investments and GIS do not intend to recoup any reimbursed expenses or waived advisory fees from a prior year under expense limitations then in effect for the Fund.

b. Compensation of Trustees and Officers Trustees and officers of the Trust who are interested persons of RS Investments, as defined in the 1940 Act, receive no compensation from the Fund for acting as such. Trustees of the Trust who are not interested persons of RS Investments receive compensation and reimbursement of expenses.

c. Distribution Fees The Fund has entered into an agreement with GIS for distribution services with respect to its shares and has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Trust’s Board of Trustees. Under the plan, GIS is compensated for the services it provides and for the expenses it bears in connection with the distribution of the Fund’s Class II shares at an annual rate of up to 0.25% of the average daily net assets of Class II shares of the Fund.

RS Investments may pay GIAC or other insurance companies or financial institutions compensation, at an annual rate of up to 0.15% of the Fund’s average daily net assets, for providing administrative and shareholder

16

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

services. Payment of this compensation does not represent a separate or additional expense to the Fund.

Note 3. Federal Income Taxes

a. Distributions to Shareholders The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008, was as follows:

Ordinary Income
2009	$5,074
2008	—

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences will result in reclassifications to paid-in capital, undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences, which will reverse in a subsequent period.

As of December 31, 2009, the Fund made the following reclassifications of permanent book and tax basis differences:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss
$(321)	$86	$235

During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, are normally distributed to shareholders annually.

During the year ended December 31, 2009, the Fund did not utilize capital loss carryovers. Capital loss carryovers available to the Fund at December 31, 2009 were as follows:

Expiring	Amount
2016	$102,801
2017	369,438

Total	$472,239

In determining its taxable income, current tax law permits the Fund to elect to treat all or a portion of any net capital or currency loss realized after October 31 as occurring on the first day of the following fiscal year. For the year ended December 31, 2009, the Fund elected to defer net capital and currency losses of $5,596.

b. Tax Basis of Investments The cost of investments for federal income tax purposes at December 31, 2009, was $2,035,619. The gross unrealized appreciation and depreciation on investments, on a tax basis, at December 31, 2009, aggregated $305,587 and $(94,518), respectively, resulting in net unrealized appreciation of $211,069.

Note 4. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $1,461,073 and $950,680, respectively, for the year ended December 31, 2009.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, currency risk; adverse political, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign companies may be less liquid and their prices more volatile than those of comparable U.S. companies.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller.

17

NOTES TO FINANCIAL STATEMENTS — RS VALUE VIP SERIES

Note 5. Review for Subsequent Events

The Trust evaluated the possibility of subsequent events existing in the Fund’s financial statements through February 19, 2010, the date the financial statements were available to be issued. The Trust determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

Note 6. Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

RS Value VIP Series

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of RS Value VIP Series (one of the portfolios constituting the RS Variable Products Trust, hereafter, referred to as the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 19, 2010

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of the Investment Advisory Agreements for RS Variable Products Trust

The Board of Trustees of the RS Variable Products Trust, including all the disinterested Trustees, met in person on August 11—12, 2009, to consider the continuation of the Advisory Agreements for the one-year period commencing August 31, 2009. During the previous several weeks, the Trustees met with the independent Trustees’ counsel and independent consultants in preparation for this meeting. In an executive session immediately prior to the meeting, the disinterested Trustees (i) had confirmed their receipt of all the information they had requested from RS Investments, (ii) had reviewed again the memorandum prepared by counsel regarding the fiduciary duties of the disinterested Trustees, and (iii) had reviewed the conclusions they had reached relating to annual renewal matters. The independent Trustees’ counsel stated that at this time the disinterested Trustees had no further requests for information from RS Investments. The Chair of the Board of Trustees, who is an independent Trustee, thanked RS Investments for providing complete responses to all of the Trustees’ questions in connection with their consideration of the annual continuation of the Advisory Agreements.

The independent Trustees’ counsel summarized for the Trustees the steps the Trustees had taken in connection with consideration of the annual continuation of the Funds’ investment advisory arrangements, including the materials they had reviewed. He noted that the review had encompassed the Advisory Agreements for all of the Funds, and the distribution agreements and Rule 12b-1 plans for all of the Funds. In the discussion, the Chair stated that the Trustees had found the assistance of independent consultants helpful in their review of the written materials relating to Fund performance and expenses.

The independent Trustees’ counsel noted that the Trustees had been assisted in their review by the Chief Compliance Officer of the Trust, who reviewed all of the information presented to the Trustees and, with the independent Trustees’ counsel’s assistance, prepared a written report on the key factors for the Trustees to consider in determining whether to continue the Advisory Agreements. The independent Trustees’ counsel noted that the Chief Compliance Officer had concluded in the written report that the information that RS Investments had provided to the Trustees provided a reasonable basis for the Trustees to conclude that the advisory fees proposed in connection with the continuation of the Advisory Agreements were reasonable with respect to each Fund.

The independent Trustees’ counsel reported that the Trustees had considered the nature, extent, and quality of the services provided by RS Investments. He said that, in this regard, the Trustees had taken into account the experience of the Funds’ portfolio management teams and of RS Investments’ senior management, and the time and attention devoted by each to the Funds. He said that the Trustees had considered RS Investments’ significant responsibilities in monitoring the services provided by the Funds’ sub-advisers.

The independent Trustees’ counsel noted that RS Investments had reported that the fees charged by RS Investments to the Funds reflect a number of factors, such as, for example, the generally high quality of the investment management teams at RS Investments, the high levels of compensation that are required to retain the firm’s investment professionals, and the alternative employment opportunities available to many of those professionals. The independent Trustees’ counsel stated that RS Investments had reported that, in the case of sub-advised Funds, RS Investments pays the majority, in most cases the large majority, of the fees it receives to the Funds’ sub-advisers.

The independent Trustees’ counsel noted in this regard that the Trustees had reviewed information compiled by the independent Lipper organization showing a comparison of RS Investments’ fee rate for each Fund compared to peer mutual funds having similar objectives and strategies, and within the same broad range of asset sizes. He said that the Trustees had been aided by an analysis prepared by an independent consultant retained by the independent Trustees to compare the Funds’ advisory fees, expenses and performance to the Funds’ peers. He noted that, in his report, the Chief Compliance Officer had stated that the data showed RS Investments’ fees to be within the range of comparable mutual funds, even though the fees with respect to some of the Funds tended to be at the higher end of the range.

The independent Trustees’ counsel said that the Trustees had reviewed information from the Lipper report showing total expenses for the Funds in comparison to peer funds. He said that the Trustees had considered the total expense ratios of the Funds and noted that the Funds’ renegotiated custodial arrangements had resulted in savings for several of the Funds in the prior year. The independent Trustees’ counsel said that the outside consultant’s report noted that, for a number of the Funds that had been identified as having high expense issues because of limited assets, RS Investments was considering proposing that those Funds be reorganized into another Fund or liquidated.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

The independent Trustees’ counsel said that the Trustees had considered information provided by RS Investments as to the fees charged by RS Investments to clients other than the Funds, including for institutional separate accounts and for mutual funds for which RS Investments serves as sub-adviser. He said that the Chief Compliance Officer had noted that RS Investments generally charges lower fees to those accounts. He said that the Chief Compliance Officer had noted that, in a number of cases, such an account pays fees at the same rate as the comparable Fund on assets up to a specified level, and then at lower rates on additional assets; in some cases, an account’s fee rate will be lower at all levels than that of the comparable Fund. The independent Trustees’ counsel noted that RS Investments had reported that administrative, compliance, reporting, and other legal burdens of providing investment advice to mutual funds exceed those required to provide advisory services to non-mutual fund clients such as institutional accounts for retirement or pension plans. The independent Trustees’ counsel also noted that RS Investments had explained that there is substantially greater legal and other risk to RS Investments in managing public mutual funds than in managing private accounts or in sub-advising mutual funds sponsored by others, and that the services and resources required of RS Investments where it sub-advises mutual funds sponsored by others are substantially less than in the case of the Funds, since many of the administrative and compliance responsibilities related to the management function are retained by the primary adviser.

The independent Trustees’ counsel said that the Trustees had reviewed performance information for each Fund for various periods. He said that their review had included an examination of comparisons of the performance of the Funds to relevant securities indexes and various peer groups of mutual funds prepared by the Lipper and Morningstar organizations with respect to various periods, and relative rankings of the Funds compared to peer funds during various periods. He said that the Trustees noted that, in his report, the Chief Compliance Officer had found that no Fund appeared to have substantially lagged all peer mutual funds and indexes for all relevant periods, except for those Funds for which action has been taken or is proposed, such as changes to portfolio management, reorganization, or liquidation (such as the RS Large Cap Value VIP Series), or where the discipline associated with the strategy explains a Fund’s underperformance (such as the RS Global Natural Resources Fund’s lower commodity exposure compared to peer funds, and the high-quality strategy of the RS Money Market Fund).

The independent Trustees’ counsel noted that the Trustees had reviewed the detailed financial information provided to them by RS Investments, showing the substantial costs to RS Investments of providing services to the Funds. He said that the Trustees had considered the Chief Compliance Officer’s statement, in his report, that he had discussed with RS Investments the basis for the allocation of RS Investments’ general or common expenses to the cost analysis for the Funds and that he believed the allocation methodology and resulting allocations were reasonable. The independent Trustees’ counsel said that the Trustees had also considered RS Investments’ detailed profitability analysis with respect to each Fund for the year ended December 31, 2008, and for the five months ended May 31, 2009. He said that the Trustees had considered the statements of the Chief Compliance Officer, in his report, to the effect that the Value Funds had generally been more profitable over the periods covered than Funds in other investment disciplines, and that the VIP Funds had been less profitable generally than the retail Funds. The independent Trustees’ counsel said that the Trustees had also noted the statement in the Chief Compliance Officer’s report that the profitability from the Funds to RS Investments had declined in 2008 and that the trend had continued so far in 2009, but that RS Investments has stated that it remains committed to providing high-quality services to the Funds. He said that the Trustees had also noted that RS Investments’ sub-advisory business had a lower profit margin due to the reduced fees it receives in respect of that business. He said that the Trustees had also taken into account that the Chief Compliance Officer had noted in his report that a comparable or higher profit margin relating to RS Investments’ services to the Funds appeared justifiable by the higher risk and responsibilities associated with the mutual fund business. As to the profitability of the Funds’ sub-advisers, he said that the Trustees had considered information provided by RS Investments that had been requested and collected from those sub-advisers, which shows that the profitability of the Funds to GIS, an affiliate of RS Investments, is within the range of profitability for RS Investments, and generally lower.

The independent Trustees’ counsel noted that the Trustees had discussed with RS Investments whether economies of scale would likely be realized as the Funds grow and whether a reduction in the advisory fees paid by the Funds by means of breakpoints would be appropriate. The Trustees reviewed various information provided by RS Investments and considered the conclusions of the Chief Compliance Officer in this regard, noting that the following factors raised by RS Investments and the Chief Compliance Officer had been

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SUPPLEMENTAL INFORMATION (UNAUDITED)

taken into account: (1) that the profits from the Funds enable RS Investments to devote greater resources to the management of the Funds, including organizational enhancements and financial incentives for the portfolio managers, analysts, and other personnel who in many cases have lucrative alternative employment and business opportunities available to them; (2) that RS Investments is committed to achieving consistently superior investment performance as shown by RS Investments’ reinvestment of its resources in an effort to improve its investment processes and in an effort to recruit and retain the best professionals available to it; (3) that RS Investments maintains that one of its strengths generally is the tenure of its investment management teams; and (4) that certain investment styles, such as small-cap and some mid-cap strategies, do not as readily benefit from economies of scale because of the limited ability to increase the size of a Fund’s investment in certain portfolio holdings. The independent Trustees’ counsel said that the Trustees had taken into account specifically the substantial decline in asset levels of the Funds and the concomitant reduction in revenues and profitability to RS Investments in recent periods, and had determined that, although it may be appropriate to consider breakpoints in the future for certain RS Funds, such a step would not be appropriate at this time.

The independent Trustees’ counsel reported that the Trustees had considered the research and other similar services RS Investments receives from many of the broker-dealers with which it places the Funds’ (as well as other RS Investments clients’) portfolio transactions and from third parties with which these broker-dealers have arrangements. He said that the Trustees had considered the benefit to RS Investments and its affiliates from such services including that (1) the services are of value to RS Investments and its affiliates in advising RS Investments’ clients (including the Funds) and (2) RS Investments might otherwise be required to purchase some of these services for cash. He said that, on the basis of the information provided to the Trustees at the meeting and throughout the year, the Trustees had concluded that the benefit to RS Investments of these “soft dollar” relationships did not appear unreasonable and that the Funds appeared to benefit from them.

The independent Trustees’ counsel said that the Trustees had reviewed the detailed information provided to them regarding the various sub-advisers to the Funds, including information as to compliance with federal securities laws, capabilities and experience of portfolio management personnel and any changes in such personnel in the past year, certain financial information as to the sub-advisers, information as to their trading practices, and general information as to the pricing of the sub-advisers’ services. He said that, on the basis of that information, information provided to them throughout the year, and their periodic meetings with representatives of the sub-advisers, the services provided by them to the Funds was generally acceptable.

The independent Trustees’ counsel said that the Trustees had considered generally the nature and quality of the administrative services provided to the Funds by RS Investments and by GIS, including, among other things, their performance during the course of the preceding year and the responsiveness of senior management to the Trustees’ requests. He said that the Trustees had considered generally the continuing favorable interaction of the legacy investment teams at RS Investments and GIS, improvements in control functions between the two firms over the past year, and RS Investments’ increased role in providing administrative services to the Funds and were generally satisfied with the services currently being provided by the two firms.

The independent Trustees’ counsel then said that the Trustees had considered specifically a number of additional factors cited by the Chief Compliance Officer in his report:

•

RS Investments continues to integrate the respective RS Investments and GIS organizations. Most of the changes have strengthened the organization and its ability to devote greater resources to the services provided to the Funds. RS is continuing its integration work in this regard.

•

RS Investments has been responsive to concerns raised by the Trustees with respect to the performance of various Funds and the interaction of members across portfolio management teams. RS Investments acted decisively and effectively to avoid potentially serious problems and disruptions when a key portfolio manager and his team departed in New York.

•

RS Investments has recommended, discussed, and sought approval from the Boards of Trustees as needed to implement various significant changes affecting the Funds, including liquidations, reorganizations, and expense limitations, both in response to its internal review of various Funds or to concerns expressed by the Boards. In most cases, RS Investments has anticipated issues and addressed them actively with the Boards.

•	RS Investments has provided all necessary staffing, training, and other compliance resources necessary for

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SUPPLEMENTAL INFORMATION (UNAUDITED)

the Chief Compliance Officer to perform his responsibilities as the Chief Compliance Officer.

Overall, the independent Trustees noted evidence presented by RS Investments and statements from the Chief Compliance Officer that RS Investments provides (and is committed to providing) very high quality advisory and related services to the Funds.

After considering all of the information described above, including the Chief Compliance Officer’s written report, the Trustees voted unanimously to approve the continuation of the various Advisory Agreements, including the advisory fees proposed in connection with that continuation, for the one-year period commencing August 31, 2009.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Securities and Exchange Commission’s Web site at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. This information is also available, without charge, upon request, by calling toll-free 800-221-3253.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling toll-free 800-221-3253; and (ii) on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Disinterested Trustees
Judson Bergman, February 1957	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	34	None
Kenneth R. Fitzsimmons, Jr., October 1945	Trustee	Since May 2007	Retired since September 2002; formerly, Managing Director, Robertson Stephens, an investment banking firm.	34	None
Anne M. Goggin, November 1948	Trustee, Chairman of the Board	Since August 2006	Attorney; Retired, Chief Counsel, Metropolitan Life Insurance Company, an insurance company.	34	None
Christopher C. Melvin, Jr., September 1954	Trustee	Since November 2007	Chairman & CEO, Melvin & Company, LLC, a brokerage firm.	34	None
Gloria S. Nelund, May 1961	Trustee	Since November 2007	CEO and Co-Founder TriLinc Global, an investment firm; formerly, President, Titus Development Group, LLC, a consulting firm; formerly, Head of U.S. Private Wealth Management, Deutsche Bank.	34	None
John P. Rohal, April 1947	Trustee	Since February 2008; Also from December 2006 to March 2007	Member, Makena Capital Management LLC, an investment management firm; formerly Chairman of EGM Capital, LLC, an investment management firm.	34	None

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name, Address,* and Month and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee††
Interested Trustees and Principal Officers
Dennis J. Manning,** January 1947	Trustee	Since August 2006	Chairman, RS Investments; President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”); Director, Life Insurance Council of New York, Inc., a life insurance trade association.	34	None
Terry R. Otton,*** March 1954	Trustee; President and Principal Executive Officer	Trustee since December 2006; President and Principal Executive Officer since May 2006	CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments.	34	None
James E. Klescewski, November 1955	Treasurer and Principal Financial and Accounting Officer	Since September 2006	CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm.	N/A	N/A
Benjamin L. Douglas, January 1967	Vice President, Secretary, and Chief Legal Officer	Since May 2006	General Counsel, RS Investments.	N/A	N/A
John J. Sanders, Jr., August 1945	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Since May 2006	Chief Compliance Officer, RS Investments.	N/A	N/A

†	Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.
††	Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).
*	c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA 94111.
**	Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the parent of Guardian Investor Services LLC, which owns a majority of the ownership interest in RS Investments, the Trust’s investment adviser, and by virtue of his position as Chairman of RS Investments.
***	Mr. Otton is an “interested person” under the 1940 Act by virtue of his position with RS Investments.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 800-221-3253.

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

26

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the year ended December 31, 2009.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Judson Bergman is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees *	Audit-Related Fees	Tax Fees *	All Other Fees
December 31, 2008	$238,826	$—	$119,480	$—
December 31, 2009	$191,774	$—	$133,326	$—

*	Fees are exclusive of out-of-pocket expenses.

Fees for services rendered by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement related directly to the operations and financial reporting of the registrant.

Fiscal Year Ended	Audit-Related Fees	Tax Fees *	All Other Fees *
December 31, 2008	$—	$66,300	$—
December 31, 2009	$—	$—	$200,000

*	Fees are exclusive of out-of-pocket expenses.

Audit-Related Fees represent fees billed in the registrant’s last two fiscal years for services traditionally performed by the registrant’s auditor, including accounting consultation concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the registrant’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed in the registrant’s last two fiscal years for services relating to examination of investment management controls.

(e)(1)	The registrant’s Audit Committee pre-approves at least annually audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, the chairman of the Audit Committee is authorized to pre-approve a proposed engagement that arises between meetings of the Audit Committee and that needs to commence prior to the next meeting of the Audit Committee. That approval is reported to the Audit Committee at its next meeting.

(e)(2)	None, or 0%, of services relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant are $471,795 for 2008 and $398,719 for 2009.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RS Variable Products Trust

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

Date: March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ TERRY R. OTTON
Terry R. Otton, President
(Principal Executive Officer)

Date: March 5, 2010

By (Signature and Title)*	/s/ JAMES E. KLESCEWSKI
James E. Klescewski, Treasurer
(Principal Financial Officer)

Date: March 5, 2010